$250,000,000
                250,000 Units of Limited Partnership Interest
                        Merrill Lynch KECALP L.P. 1997

$1,000 Per Unit                           Minimum Investment 5 Units ($5,000)

    Merrill Lynch KECALP L.P. 1997 (the "Partnership") hereby offers 250,000 units of limited partnership interest (the "Units") in the Partnership to certain employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries and to non-employee directors of ML & Co. ("Eligible Investors"). Units are also being offered to ML & Co. for purchase in connection with a deferred compensation program of ML & Co. for certain of its key employees. The Partnership's principal offices are at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 and its telephone number is (212) 236-7302. KECALP Inc., a wholly-owned subsidiary of ML & Co., is the general partner (the "General Partner") of the Partnership. The Partnership will operate as a non-diversified, closed-end investment company of the management type. The General Partner has obtained an order from the Securities and Exchange Commission exempting the Partnership, as an "employees' securities company", from certain provisions of the Investment Company Act of 1940. See "Exemptions from the Investment Company Act of 1940".

    The investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the proceeds of this offering will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities and transactions involving financial restructurings or recapitalizations of operating companies, as described herein. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The Partnership's investments may be made directly or through the purchase of interests in other funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for long-term capital appreciation. The Partnership's investment policies involve a very high degree of risk. See "Investor Suitability Standards", "Conflicts of Interest", "Risk and Other Important Factors" and "Investment Objective and Policies". The Partnership may borrow funds for investment in securities, which would have the effect of leveraging the Units. See "Investment Objective and Policies Leverage".

    The Units are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") on a "best efforts" basis. Eligible Investors must submit completed subscription documents not later than August 15, 1997, or such other subsequent date, not later than September 15, 1997, as MLPF&S and the General Partner may agree upon. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon MLPF&S shall promptly debit funds from accepted investors' accounts for payment into the Partnership's escrow account. The General Partner will also advise prospective investors of the termination date of the offering (the "Offering Termination Date"). If subscriptions (including subscriptions of ML & Co.) for 40,000 Units have not been received by the Offering Termination Date, no Units will be sold. Funds paid by subscribers will be deposited in a bank escrow account and held in trust for the benefit of subscribers, and, if the required minimum is not obtained or other conditions not satisfied, will be refunded promptly with interest, if any. Subscriptions deposited in the escrow account may not be terminated or withdrawn by subscribers. See "Offering and Sale of Units".

                                  --------------------
    This Prospectus sets forth concisely information about the Partnership that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.

                                  --------------------


      THE UNITS ARE A SPECULATIVE INVESTMENT AND THIS OFFERING INVOLVES
          VARIOUS SUBSTANTIAL RISKS AS DESCRIBED IN THIS PROSPECTUS.

                                  --------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.


                                           Price to Public     Sales Load(1)        Proceeds to
                                                                                   Partnership(2)
Per Unit  . . . . . . . . . . . . . . .            $1,000           --                       $1,000
Total Minimum . . . . . . . . . . . . .       $40,000,000           --                  $40,000,000
Total Maximum . . . . . . . . . . . . .      $250,000,000           --                 $250,000,000


                                                     (footnotes on next page)
                             Merrill Lynch & Co.

                                   ------------------
                The date of this Prospectus is June 11, 1997.

(Continued from cover page)

(1) No sales commission will be charged purchasers of Units. The General Partner has agreed to indemnify MLPF&S against certain liabilities, including liabilities under the Securities Act of 1933. See "Offering and Sale of Units".
(2) Before deducting organizational and offering expenses payable by the Partnership, estimated at $400,000 but not exceeding 1% of the proceeds of the offering. The General Partner will bear the remaining costs, if any, of forming the Partnership and registering the Units under the Securities Act of 1933 and the securities laws of various states.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer.

    Until September 15, 1997, all dealers effecting transactions in the Units, whether or not participating in this distribution, may be required to deliver a current copy of this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters.

                        INVESTOR SUITABILITY STANDARDS

    Only employees of ML & Co. and its subsidiaries and non-employee directors of ML & Co. who meet the suitability standards described below ("Eligible Investors"), together with ML & Co., will be eligible to purchase Units. THE PURCHASE OF UNITS INVOLVES SIGNIFICANT RISKS AND UNITS ARE NOT A SUITABLE INVESTMENT FOR ALL QUALIFIED INVESTORS. See "Risk and Other Important Factors".

    1. Substantial Means and Net Worth. The purchase of Units is suitable only for those persons who have no need for liquidity in this investment and who have adequate means of providing for their current needs and contingencies. Accordingly, no Units will be sold to an employee of ML & Co. or its subsidiaries or a non-employee director of ML & Co. unless such investor (i) in the case of employees of ML & Co. or its subsidiaries, has a current annual salary in an amount which, together with bonus received from ML & Co. or its subsidiaries in respect of 1996, equals at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000, or (ii) in the case of non-employee directors of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000. Investors will be required to represent in writing in the Subscription Agreement that they meet the applicable requirements. Investors who can make such representation, together with ML & Co., are hereinafter referred to as "Qualified Investors". Certain maximum purchase restrictions have been imposed on Qualified Investors. See "Offering and Sale of Units Maximum Purchase by Qualified Investors".

    2. Ability and Willingness to Accept Risks. The economic benefit from an investment in the Partnership depends on many factors beyond the control of the General Partner, including general economic conditions, changes in governmental regulation, inflation, tax treatment of portfolio investments and resale value of such investments. See "Risk and Other Important Factors". Accordingly, the suitability for any Qualified Investor of a purchase of Units will depend on, among other things, such investor's investment objectives and such investor's ability to accept speculative risks.

    3. Ability to Accept Limitations on Transferability. Purchasers of Units should view their interest in the Partnership as a long-term, illiquid investment. Limited partners may not be able to liquidate their investment in the event of emergency or for any other reason because there is not any public market for Partnership Units and there are restrictions contained in the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), the form of which is attached as Exhibit A to this Prospectus, which are intended to prevent the development of a public market for Units. Moreover, the transferability of Units is subject to certain restrictions in the Partnership Agreement and may be affected by restrictions on resales imposed by the laws of some states. See "Transferability of Units".

                           SUMMARY OF THE OFFERING

    The summary information below should be read in conjunction with the detailed information provided elsewhere in this Prospectus.

Introduction:                The Partnership is designed as a convenient
                             vehicle for Qualified Investors to acquire interests in a portfolio of varied investments.
                             It is expected that a significant portion of the Partnership's investments will be privately-offered equity investments that have been made available to ML & Co. or its affiliates and are generally not available to individuals. See "Investment Objective and
                             Policies".

The Offering:                250,000 Units of limited partnership interest
                             in the Partnership, each representing a capital contribution of $1,000. MLPF&S is acting as selling agent for the Partnership and the General Partner. The minimum investment is five Units ($5,000) and additional Units may be purchased in increments of $1,000. Certain maximum purchase restrictions will be imposed on Qualified Investors (see "Offering and Sale of Units Maximum Purchase by Qualified
                             Investor"). Eligible Investors must submit completed subscription documents not later than August 15, 1997, or such subsequent date, not later than September 15, 1997, as the General
                             Partner and MLPF&S may determine. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon
                             MLPF&S shall promptly debit funds from accepted investors' accounts for payment into the Partnership's escrow account. The General
                             Partner will also advise such investors of the termination date of the offering (the "Offering
                             Termination Date").  If subscriptions
                             (including subscriptions of ML & Co.) for
                             40,000 Units are not received by the Offering
                             Termination Date, the offering will be
                             terminated, and all funds received will be refunded with interest, if any, actually earned thereon. If subscriptions for more than 250,000 Units are received, the General Partner may reject any subscription in whole or part.
                             Funds paid for any subscription for Units that is rejected will be refunded promptly.
                             Qualified Investors admitted as limited
                             partners are hereinafter referred to, together with the initial limited partner and any substituted limited partners, as the "Limited
                             Partners".  The Units will be non-assessable.
                             See "Offering and Sale of Units".

                         The Partnership is also offering Units to ML & Co. for purchase by it in connection with its obligations under deferred compensation plans offered by ML & Co. to certain of its key employees. Such employees will not, themselves, be Limited Partners of the Partnership by virtue of their participation in such plan. ML & Co. has advised the Partnership that it may purchase up to 200,000 Units as a result of participation by eligible employees in such deferred compensation plan. See "Offering and Sale of Units--Purchase of Units by ML & Co."

The Partnership:             A Delaware limited partnership formed on
                             October 28, 1996.  Its address is South Tower,
                             World Financial Center, 225 Liberty Street, New
                             York, New York 10080-6123 (telephone: (212)
                             236-7302). The Partnership will operate as a non-diversified, closed-end investment company of the management type under the Investment
                             Company Act of 1940.  An order has been
                             obtained from the Securities and Exchange
                             Commission exempting the Partnership from certain provisions of such Act. The functions and responsibilities of the General Partner and the rights of the Limited Partners are authorized by or specified in the Partnership
                             Agreement. See "The Partnership", "Summary of the Partnership Agreement" and "Exemptions from the Investment Company Act of 1940".

The General Partner:         KECALP Inc. (the "General Partner"), a Delaware
                             corporation indirectly wholly-owned by ML &
                             Co., a Delaware corporation, and located at South Tower, World Financial Center, 225
                             Liberty Street, New York, New York 10080-6123
                             (telephone:  (212) 236-7302).  The General
                             Partner will manage and make investment
                             decisions for the Partnership.  KECALP Inc.
                             serves as the general partner of seven limited partnerships which have been established since
                             1983 for investment by qualifying employees of ML & Co. (collectively, the "KECALP
                             Partnerships"), and it is contemplated that in the future it will serve in the same capacity for other similar partnerships that may be offered to the same class of limited partner investors. See "The General Partner and Its
                             Affiliates". The General Partner has also been designated to serve as Tax Matters Partner for the Partnership with respect to all administrative and judicial proceedings relating to an audit of the Partnership's U.S.
                             Federal income tax information return.  See
                             "Tax Aspects of Investment in the Partnership".

Investment Objective:        The investment objective of the Partnership is
                             to seek long-term capital appreciation. It is expected that a significant portion of its assets will be invested in privately-offered equity investments in U.S. and non-U.S.
                             issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings by companies in an early stage of development, investments in growth equities and transactions involving financial restructurings or recapitalizations of operating companies, as described below.
                             Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The
                             Partnership's investments may be made directly in portfolio companies or through the purchase of interests in other investment funds, including hedge funds. The Partnership anticipates that many of its investments will be made available to it by ML & Co. or its affiliates. Information concerning potential sources of investments, including potential co-investment opportunities, is set forth under "Investment Objective and Policies--Sources of
                             Investment Opportunities". The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for capital appreciation. Current income will not generally be a significant factor in the selection of investments. There can be no assurance that the Partnership's investment objective will be attained. See
                             "Investment Objective and Policies" and "Tax
                             Aspects of Investment in the Partnership".

Leverage:                    The Partnership is authorized to borrow funds
                             when it believes such action is desirable to enable the Partnership to make new investments or follow-on investments. Such use of leverage would exaggerate increases or decreases in the Partnership's net assets. See "Investment
                             Objective and Policies--Leverage".

Compensation and Fees:       The Partnership will pay organizational and
                             offering expenses in an amount of up to 1% of the proceeds of the offering. During the term of the Partnership, the General Partner is obligated to pay all expenses, fees, commissions and other expenditures on behalf of the Partnership not paid by ML & Co. or its other subsidiaries. The General Partner will be entitled to receive annual reimbursement from the Partnership, in amounts up to 0.5% of Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General
                             Partner that are not reimbursed to it shall be deemed a contribution to capital and be reflected in the General Partner's capital account. Since repayment of any positive amount in a Partner's capital account is a priority item upon dissolution, the General
                             Partner may, upon dissolution, recoup
                             expenditures made on behalf of the Partnership.
                             In addition, the General Partner will be entitled to a 1% interest in all items of Partnership income, gain, deduction, loss and credit, for which it has no obligation to make a cash capital contribution upon the admission of Qualified Investors as Limited Partners. To the extent that investments are made in transactions in which affiliates of the General
                             Partner are involved, certain other benefits may accrue to affiliates. See "Compensation and Fees".

Partnership Distributions
and Allocations:             During the Partnership term, items of income,
                             gain, deduction, loss and credit will generally be allocated 99% to the Limited Partners and 1% to the General Partner. Cash distributions will be made in the same manner. The General
                             Partner may make distributions of Partnership assets in kind, in addition to cash distributions. Each Limited Partner will be required to take into account in computing his Federal income tax liability his allocable share of the Partnership's income, gain, loss, deductions, credits and items of tax preference for any taxable year of the Partnership ending within or with the taxable year of such Limited
                             Partner, without regard to whether he has received or will receive any distribution from the Partnership. The Partnership has adopted a calendar year for tax reporting purposes. TO
                             THE EXTENT THE PARTNERSHIP INVESTS IN OTHER
                             INVESTMENT FUNDS, IT MAY EXPERIENCE DELAYS IN
                             OBTAINING ANNUAL TAX INFORMATION, WHICH MAY
                             REQUIRE LIMITED PARTNERS TO OBTAIN EXTENSIONS
                             FOR FILING INCOME TAX RETURNS. Employees who participate in the 1997 deferred compensation plan will not, themselves, be Limited Partners by virtue of their participation in such plan.
                             See "The Partnership" and "Tax Aspects of
                             Investment in the Partnership".

Reinvestment Policy:         The General Partner has the discretion to
                             reinvest all Partnership revenues. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies. In addition, income or gains generated by investments in hedge funds may be re-invested in such funds until such time as the Partnership determines to dispose of its investments therein. The General
                             Partner may also cause the Partnership to maintain reserves for follow-on investments or to apply cash received from investments to the prepayment of any borrowings made by the Partnership. To the extent that cash received by the Partnership is not required for such purposes or to reimburse the General Partner for any expenses incurred or held for reinvestment, it will be distributed to the Partners at least annually. See "Investment
                             Objective and Policies".

Dissolution:                 The Partnership term extends to December 31,
                             2037.  However, pursuant to the Partnership
                             Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited
                             Partners, at any time after January 1, 2003.
                             It is not the General Partners intention to dissolve the Partnership prior to the time when the Partnership's equity investments have matured and disposition of its other portfolio investments can be effected. See "The
                             Partnership" and "Summary of the Partnership
                             Agreement".

Risks: The purchase of Units involves a number of significant risk factors. See "Risk and Other Important Factors". Prospective investors should also see the information set forth under "Conflicts of Interest".

How to Subscribe:            (a)  The Qualified Investor completes, dates,
                             executes and delivers to KECALP Inc., a copy of the Limited Partner Signature Page and Power of
                             Attorney attached as part of the Subscription
                             Agreement, a form of which is attached as Exhibit B to this Prospectus.

                         (b) The Qualified Investor's MLPF&S securities account will be debited in the amount of $1,000 for each Unit (minimum purchase of five Units) that he desires to purchase. A securities account will be opened by MLPF&S for any Qualified Investor who does not have such an account.

                             PARTNERSHIP EXPENSES

    The following table is intended to assist potential investors in understanding the various costs and expenses associated with investing in the Partnership.

Limited Partner Transaction Expenses

   Sales Load (as a percentage of offering price)               None

   Annual Expenses (as a percentage of net assets)

   Management Fees Payable to General Partner /(1)/             None
   Other Expenses (audit, legal and administrative) /(2)/       1.0%
                                                                ----

   Total Annual Expenses                                        1.0%

   ---------------
   (1) Does not include management fees that may be payable to managers of any investment funds in which the Partnership invests, which will be accounted for as an item of Partnership expense.
   (2) "Other Expenses" have been estimated for the current fiscal year and assume Limited Partners' capital contributions of $40 million, the minimum in the Partnership's offering. Although the Partnership does not pay operating expenses directly, the General Partner is entitled to receive annual reimbursements from the Partnership of Partnership expenses paid by the General Partner, in amounts of up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million).

        Example

    An investor would pay the following expenses on a hypothetical $1,000 investment in the Partnership, assuming a 5% annual return:

         One Year                Three Years               Five Years                Ten Years
           $10                       $32                      $55                      $126

    This "Example" assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. However, Limited Partners will not be able to reinvest distributions of the Partnership. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission applicable to all investment companies. The assumed 5% annual return and annual expenses should not be considered a representation of actual or expected Partnership performance or expenses, both of which may vary.


                            CONFLICTS OF INTEREST

    The General Partner and its affiliates may be subject to various conflicts of interest in their relationships with the Partnership. Such conflicts of interest include:

    1.  Conflicts with Respect to Investment Opportunities.   Affiliates of
the General Partner may in the future perform investment advisory services for other investment entities with investment objectives and policies similar to those of the Partnership and such entities may compete with the Partnership for investment opportunities. It is anticipated that investment vehicles or programs (the "Offshore KECALP Funds") with investment objectives and policies similar to the Partnership may be offered from time to time to employees of subsidiaries of ML & Co. located outside of the United States, including investment vehicles expected to be offered concurrently with the offering by the Partnership. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, such vehicles will co-invest with the Partnership in making portfolio investments, except where such investments would not be advisable for such vehicles due to tax or other considerations. Furthermore, ML & Co. and its affiliates may invest directly in investments that would be appropriate investments for the Partnership. While the General Partner is obligated to use its best efforts to provide the Partnership with a continuing and suitable investment program consistent with its investment objective and policies, the General Partner is not required to present to the Partnership any particular investment opportunity that has come to its attention, even if such opportunity is within the investment objective and policies of the Partnership. Subject to the provisions of the Investment Company Act or exemptions therefrom, the Partnership may invest in companies in which ML&Co. and its affiliates (including other KECALP Partnerships (as defined below)) have an existing investment. Because of different objectives or other factors, a particular investment may be bought by the Partnership, the General Partner or its affiliates or one of their clients at a time when one of such entities is selling such investment. In addition, affiliates of the General Partner, including its officers and directors, may benefit to the extent the Partnership invests in securities offered to other investors by MLPF&S in public offerings or private placements. See "Compensation and Fees". The General Partner will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances.

    2.  Relations with  Issuers of Portfolio Investments.   Affiliates of
the General Partner, including MLPF&S, may perform financial services for issuers of securities held by the Partnership or for affiliates of such issuers. These relationships could influence the General Partner to take actions, or forbear from taking actions, that an independent general partner might not take or forbear from taking.

    3. Conflicts with Respect to Dissolution. The General Partner has the authority to dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003. The General Partner does not intend to dissolve the Partnership until its equity investments have reached a level of maturity where their disposition can be considered and the Partnership can dispose of its portfolio securities. However, the General Partner may dissolve the Partnership, for its administrative convenience, at a time when some Limited Partners might prefer to have the Partnership continue its operations.

    4. Allocation of Management Time and Services. The Partnership will not have independent management or employees and will rely on the General Partner and its affiliates for management and administration of the Partnership and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Partnership, the established KECALP Partnerships and other entities for which officers of the General Partner may provide services. The officers and directors of the General Partner will devote such time to the affairs of the Partnership as they, in their sole discretion, determine to be necessary for the conduct of the business of the Partnership.

    5. Participation by an Affiliate as Underwriter. As an affiliate of the General Partner, MLPF&S may experience a conflict of interest in performing its due diligence in connection with the public offering of the Units. Although MLPF&S believes that its investigation of the General Partner, the Partnership and their affairs for purposes of this offering has in fact been as complete as would be the case in dealing with nonaffiliated persons, the review performed by MLPF&S cannot be considered independent.

    6.  Determination of Reserves.   In determining the appropriate level of
working capital reserves, the interest of the General Partner in assuring adequate funds for operation (which may reduce the potential liability of the General Partner to certain Partnership creditors) may, in some cases, be in conflict with the interest of the Limited Partners in maximizing cash distributions.

    7. Lack of Separate Representation. The Partnership, the General Partner and MLPF&S are represented by the same legal counsel and auditors. However, should a dispute arise between the Partnership and either the General Partner or any affiliate, the General Partner anticipates that it will retain separate counsel or auditors as required for the Partnership for such matter.

    8. Conflicts Resulting from ML & Co.'s Ownership of Units and the 1997 Deferred Compensation Plan. Conflicts may arise in the selection of investments for the Partnership as a result of ML & Co.'s ownership of Units and the participation in the 1997 deferred compensation plan by certain employees involved with the Partnership. Employee participants in the 1997 deferred compensation plan (including certain directors and officers of the General Partner and members of the Advisory Committee (as defined below) who are expected to participate through such plan and may participate on an economically leveraged basis) will have an interest in seeking to maximize total return (including the receipt of ordinary income) as opposed to capital gains. Participants in such plan who are not Limited Partners of the Partnership would receive no advantageous tax treatment for capital gains in respect of their participation in such plan, while Limited Partners would receive such advantageous treatment for capital gains. In addition, ML & Co., in light of its anticipated significant holdings as a Limited Partner in the Partnership, would have the ability to determine matters submitted to the vote of Limited Partners. However, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

               FIDUCIARY RESPONSIBILITY OF THE GENERAL PARTNER

    The General Partner is under a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership and consequently must exercise good faith and integrity in handling Partnership affairs. Prospective Limited Partners who have questions concerning the duties of the General Partner should consult with their counsel.

    The Partnership Agreement provides that neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment or other fault in connection with the business or affairs of the Partnership so long as the person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct, and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees (including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees or agents that arise out of or in any way relate to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened claims, actions or demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct. Thus, the Limited Partners may have a more limited right of action than would otherwise be the case in the absence of such provisions.
In the absence of a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such person must be based on the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur.

                       RISK AND OTHER IMPORTANT FACTORS

    The purchase of Units offered hereby involves a number of significant risk factors. In addition to risk factors set forth elsewhere in this Prospectus, prospective purchasers should consider the following:

A.  General Risks

     1. Risk of Unspecified and Unprofitable Investments. The proceeds of this offering are intended to be invested in speculative growth securities most of which have not yet been selected by the General Partner. See "Investment Objective and Policies". Therefore, persons who purchase Units will not have an opportunity to evaluate for themselves the specific investments in which funds of the Partnership will be invested or the terms of any such investments, and, accordingly, the risk of investing in Units may be substantially increased. In addition, there can be no assurance that the Partnership's investments will prove to be profitable. The purchasers of Units must depend solely on the ability of the General Partner with respect to the selection and timing of investments. See "The General Partner and Its Affiliates" and "Investment Objective and Policies--Sources of Investment Opportunities".

     2. Risks of Equity Investments. The Partnership is authorized to make equity investments offering the potential for long-term capital appreciation in U.S. and non-U.S. issuers. These investments may include equity investments in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities, and transactions involving financial restructurings or recapitalization of operating companies, as described below. Investments may also be made in real estate opportunities and in venture capital transactions. These investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies with little or no operating history and companies operating at a loss or with substantial variations in operating results from period to period. These companies may encounter intense competition from established companies with greater resources. In addition, companies in high-technology fields face special risks of product obsolescence. Leveraged buyout investments typically involve a high degree of debt financing and the highly leveraged financial structure of these transactions introduces substantial additional risks. Investments in companies that undertake financial recapitalization or restructuring transactions involve the risk, among others, that the transaction may not resolve financial or operational conditions that led to the recapitalization or restructuring; in addition, to the extent that a company remains leveraged following the completion of such a transaction, an equity investment in the company may involve risks similar to an equity investment in a leveraged buyout transaction. In addition, companies in which the Partnership makes private equity investments may subsequently require additional capital and may seek follow-on investments.

     3. Illiquid Investments. Investments of the types to be made by the Partnership are generally illiquid. Leveraged buyout and venture capital investments may typically take from four to seven years to reach a state of maturity where disposition can be considered. Real estate investments are expected to be illiquid as described below. Investments in corporate restructurings and recapitalization transactions may also require a substantial time period before dispositions can be effected. In addition, investments acquired by the Partnership in private transactions will generally be subject to restrictions imposed by the Federal securities laws on resale by the Partnership. Investments made by the Partnership in issuers in which ML & Co. or its affiliates have significant investment positions may be subject to further limitations imposed by the Federal securities laws which may delay the disposition of publicly-traded securities owned by the Partnership.

     4. Delay in Partnership Investments. Although the General Partner will use its best efforts to commit Partnership funds as promptly as practicable, it is anticipated that there may be a significant period of time (up to three to four years) before the proceeds from the offering will be fully committed. In addition, investment funds in which the Partnership invests may not draw down on the Partnership's commitment (i.e. require the Partnership to contribute the funds it has previously committed) for an additional period of up to four to five years. Such investment funds also may re-invest capital returned to them from portfolio investments during an initial period. These delays in the Partnership's investments will detract from the average annual return of an investment in the Partnership.

     5. Availability of and Competition for Investments. The success of the Partnership depends upon the availability of appropriate investment opportunities. The availability of investment opportunities generally will be subject to market conditions. It may be expected that the Partnership will encounter substantial competition for certain investments, particularly from other entities having similar investment objectives. There can be no assurance that the Partnership will be successful in obtaining suitable investment opportunities or that a desirable mix of investments will be achieved.

     6. Risks of Real Estate Investments. Real estate investments are subject to a number of risks, including uncertainty of cash flow to meet fixed obligations, adverse changes in local market conditions and neighborhoods, changes in interest rates, the need for unanticipated renovation, changes in real estate taxes and increases in other operating expenses. Real estate investments may be illiquid. Investments in real estate of the type contemplated by the Partnership are usually long term and can be as long as fifteen years. Real estate investment cycles typically have lasted three to five years, but recently have been longer.

     7. Risks of High Yield Debt Investments. The Partnership is authorized to make investments in high yield corporate debt securities (also referred to as "junk bonds") offering the potential for long-term capital appreciation. High yield debt securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In addition, to the extent that affiliates of the Partnership hold securities of issuers in which the Partnership has invested, the Partnership may be precluded by the Investment Company Act of 1940 (the "Investment Company Act") from participating in sales or other transactions in which such affiliates are participants unless it is able to obtain exemptions under such statute from the Securities and Exchange Commission. The inability to participate in such transactions may adversely affect the Partnership in terms of the timing of dispositions of such investments and the proceeds realized by the Partnership from such investments.

     8. Need for Investment Company Act Exemptions. In addition to the restrictions described above, the Investment Company Act contains restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities by a registered investment company from affiliates of its sponsor. Accordingly, as described under "Investment Objective and Policies--Sources of Investment Opportunities", exemptions under the Investment Company Act may be required before the Partnership can make investments in transactions where ML & Co. or its affiliates are co-investors or where ML & Co. or its affiliates seek to sell an investment to the Partnership. In this regard, the General Partner has obtained blanket exemptive relief from the Securities and Exchange Commission permitting co-investments and other transactions with ML & Co. and its affiliates in leveraged buyout and other equity investments. There can be no assurance that the Partnership will be able to obtain similar exemptions in the future with respect to proposed purchases and sales of portfolio securities in transactions in which affiliates of the Partnership are participants and which do not qualify under the terms of existing exemptions or those currently pending.

     9.  Reliance on the General Partner and Others.   All decisions with
respect to the management of the Partnership will be made exclusively by the General Partner. Limited Partners have no right or power to take part in the management or control of the business of the Partnership. Accordingly, no person should purchase Units unless such person is willing to entrust all aspects of the management of the Partnership to the General Partner. See "Summary of the Partnership Agreement" for the limitations imposed on the Limited Partners' ability to remove the General Partner as general partner. The Partnership may make minority equity investments in corporations, general partnerships, limited partnerships, grantor trusts or management programs where investors are permitted at most a limited role in the management of such ventures. To the extent the Partnership invests in or through such entities or programs, the success or failure of such ventures will depend on the skills of the venture's sponsor, promoter or manager and not on the General Partner.

    10. Absence of Operating History and Management Experience. The Partnership has been recently formed and has no operating history upon which purchasers of Units may base an evaluation of its likely performance. While the composition of its officers and directors has changed over the years since the General Partner's formation, the General Partner has managed similar partnerships for more than ten years. See "The General Partner and Its Affiliates".

    11. Use of Leverage. The Partnership has authority to utilize leverage (i.e., borrowed funds or senior securities) in making investments as will many of the entities in which the Partnership will make its investments. The use of leverage, either by the Partnership or by the entities in which it invests, would exaggerate increases or decreases in the Partnership's net assets and, because of required debt service obligations, may result in delays in the distribution of cash to Limited Partners. The Partnership Agreement does not limit the amount of indebtedness that the Partnership may incur. The Investment Company Act generally limits the amount of indebtedness the Partnership may incur to 331/3% of its gross assets.

B.  International Investment Risks

    12. General. Investments on an international basis involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. government laws or restrictions applicable to such investments. Investments in different countries are subject to different economic, financial, political and social factors. Because the Partnership may invest in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Partnership and the unrealized appreciation or depreciation of investments. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability, changes in laws and rules or in interpretations thereof, or diplomatic developments which could adversely affect investments, or result in a total loss of investments, in issuers in those countries. These risks may be heightened in countries that have only recently permitted private ownership (including foreign private ownership) of businesses. In addition, certain foreign investments may be subject to foreign withholding taxes. Further, satisfactory custodial services for investment securities may not be available in certain countries.

    13. Regulatory Considerations. It is expected that the securities purchased by the Partnership in international investments will not be registered with the Securities and Exchange Commission and that the issuers thereof will not be subject to the reporting requirements of such agency. Accordingly, there will likely be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition, certain countries in which the Partnership may invest may not have a comprehensive system of laws protecting the rights and interests of investors (particularly foreign investors), and the enforcement of existing laws may be inconsistent. The profitability of foreign investments may also be impacted by regulatory burdens, such as lengthy regulatory approval processes and strict environmental regulation. Some countries prohibit or impose substantial restrictions on investments in their countries by foreign entities such as the Partnership. Certain countries may also limit the ability of the Partnership to dispose of investments by requiring regulatory approvals prior to such disposition or by other means, including limiting the ability to convert local currencies.

    14. Developing Country Considerations. It is anticipated that a significant portion of the Partnership's international investments may be in the developing countries of the world, including countries located in the Far East, the Indian subcontinent, Eastern Europe and Latin America. The risks noted above are heightened for investments in developing countries.

C.  Investment Fund Considerations

    15. General. Investments by the Partnership in investment funds involve considerations or risks not otherwise present in direct investments. The managers of investment funds are usually compensated from the assets of the funds based upon a fixed percentage of assets or capital, and also may receive an incentive performance component such as a carried interest in the profits generated by the funds. These fees will be paid by the Partnership and will not be counted toward the limitation on the annual expenses of the Partnership under which the General Partner is reimbursed for expenses paid on behalf of the Partnership in an amount up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million). Further, to the extent the Partnership invests in investment funds, it will surrender a significant degree of control over the underlying investment. In addition, investment funds incur certain administrative and other expenses. As a result, the Partnership may incur additional, indirect expenses with respect to investments in such funds in the form of management compensation paid to such managers and other expenses incurred by such funds. Furthermore, such funds may adopt time horizons for their underlying investments that differ from that of the Partnership. As a result, investments in such funds may cause the expected term of the Partnership to continue beyond the date the Partnership would otherwise have terminated and may have a negative impact on investors' rate of return. In addition, it is possible that the Partnership's allocable share of earnings from an investment fund for a taxable year could exceed the amount of cash distributed to the Partnership by the investment fund for such year. As a result, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.

    16. Delays in Preparation of Tax Information. It is expected that annual tax information from investment funds in which the Partnership invests may not be received in sufficient time to permit the Partnership to incorporate such information into its annual tax information and distribute such information to Limited Partners prior to April 15 of each year. As a result, Limited Partners may be required to obtain extensions for filing federal, state and local income tax returns each year. Limited Partners anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Partnership. To the extent practicable, the Partnership anticipates that it will provide estimated annual tax information in a timely manner in order to assist Limited Partners in estimating their tax liabilities. The Partnership's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the investment funds.

    17. Investments in Hedge Funds. The Partnership may invest up to 10% of its total assets in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment funds seeking to maximize total return through use of various trading strategies. Investments in hedge funds are speculative and involve substantial risks, including risks related to implementation of the funds' trading strategies, leverage and investments in derivative instruments. In addition, hedge funds may generate income or gains that are re-invested in the hedge funds and the Partnership's allocable share of earnings from such funds for a taxable year may exceed the amount of cash distributed to the Partnership by the hedge funds for such year. Under these circumstances, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.

D.  Income Tax Risks

    18. Fringe Benefits. The General Partner will incur various expenses in connection with the organization and operation of the Partnership and will pay any sales or brokerage commissions charged in connection with the Partnership's investments. Since Units are being offered solely to ML & Co. employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., as a fringe benefit). If the IRS were successful in such characterization, an amount equal to the fair market value of the underlying goods and services provided by the General Partner in connection with the Partnership might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction in an amount corresponding to such income inclusion because some of such fees and expenses incurred by the General Partner on behalf of the Partnership would be attributable to nondeductible syndication expenses, or investment expenses subject to the limitations on deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnership's portfolio assets. See "Fringe Benefits" under "Tax Aspects of Investment in the Partnership--Other Tax Considerations".

    19.  Possible Changes in Law.   The rules dealing with Federal  income
taxation are under continual review by Congress and the IRS, resulting in frequent revisions of the Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

E.  Partnership and Contractual Risks

    20. Funds Available from Offering. The potential profitability of the Partnership and the risks associated therewith could be affected by the amount of funds at its disposal. In the event the Partnership receives less than the maximum proceeds, its ability to invest in a diversity of investments and obtain a spreading of risk will be lessened and thus the risks associated with the investment may be increased. See "Investment Objective and Policies".

    21. Possible Loss of Limited Liability. The Partnership Agreement provides certain rights for the Limited Partners by vote of a majority-in-interest of the Limited Partners to, among other things, remove and replace the General Partner, amend the Partnership Agreement, dissolve the Partnership, approve or consent to certain actions of the General Partner and approve the sale of all or substantially all of the Partnership's assets. (As used in this Prospectus, "majority-in-interest" means the Limited Partners whose aggregate capital contributions represent over 50% of the aggregate capital contributions of all Limited Partners.) Although under current law in Delaware, the jurisdiction of the Partnership's organization, such rights are permitted without resulting in a loss of limited liability of Limited Partners, in some jurisdictions there is uncertainty as to whether the exercise of these rights under certain circumstances could cause the Limited Partners to be deemed general partners of the Partnership under applicable state laws with a resulting loss of limited liability. If the Limited Partners were deemed to be general partners of the Partnership, they would be generally liable for Partnership obligations (other than nonrecourse obligations), which could be satisfied out of their personal assets.

    In order to minimize the risk of general liability, the exercise of these rights by the Limited Partners is subject under the Partnership Agreement to the prior receipt of an opinion of counsel to the effect that the existence and exercise of such rights will not adversely affect the status of the Limited Partners as limited partners of the Partnership. If the Limited Partners receive such an opinion of counsel, the General Partner will pay the cost involved in obtaining such an opinion. See "Summary of the Partnership Agreement--Voting Rights". It should be noted that due to present and possible future uncertainties in this area of partnership law, it may be difficult or impossible to obtain an opinion of counsel to the effect that the Limited Partners may exercise certain of their rights without jeopardizing their status as Limited Partners.

    22. Repayment of Certain Distributions. In the event that the Partnership is unable otherwise to meet its obligations, its Limited Partners may be required to pay to the Partnership or to pay to creditors of the Partnership distributions previously received by them to the extent such distributions are deemed to have been wrongfully paid to them. In addition, Limited Partners may be required to repay to the Partnership any amounts distributed which are required to be withheld by the Partnership for tax purposes.

    23. Absence of Market for Partnership Units. Purchasers of Units should view their interest in the Partnership as a long-term, illiquid investment. There is not now any market for Partnership Units and no market is expected to develop. See "Transferability of Units". In addition, Units will not be redeemable, except that the estate of any deceased Limited Partner will be able to elect to have the Limited Partner's Units repurchased by the General Partner or the Partnership for a price equal to the value of the Limited Partner's interest determined at the next succeeding annual appraisal date, which will generally occur as of the last day of the fiscal year. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the annual appraisal is sent to Limited Partners.

    24. Reinvestment. The General Partner has the discretion to reinvest all Partnership revenues. See "Summary of the Offering--Reinvestment Policy".

    25. Dissolution. The General Partner has the right to dissolve the Partnership without the consent of the Limited Partners at any time after January 1, 2003. See "Summary of the Offering--Dissolution".

                            COMPENSATION AND FEES

    The Partnership is designed to serve as an employee-benefit vehicle for employees of ML & Co. and its subsidiaries satisfying certain income requirements and is not intended to earn compensation or fees for ML & Co. or its affiliates. However, due to the structure of the Partnership, its management by an affiliate of ML & Co. and its proposed investment activities, some benefits will accrue to affiliates of ML & Co. and their employees, including the following:

    (i) The General Partner will receive a 1% interest in all items of Partnership income, gain, deduction, loss and credit, for which it will make no cash capital contribution beyond the $99.00 it contributed upon formation of the Partnership. However, the General Partner is generally obligated to pay, on behalf of the Partnership, all expenses incurred by the Partnership that are not paid by ML & Co. or its other subsidiaries, including brokerage costs and sales commissions (including sales commissions paid directly or indirectly to MLPF&S) and operating expenses. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 0.5% of the Limited Partner's capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General Partner which are not reimbursed to it will be treated as capital contributions of the General Partner and reflected in its capital account. Under the terms of the Partnership Agreement, upon dissolution of the Partnership, positive amounts in a Partner's capital account will be a priority item in the distribution of liquidated assets, and the General Partner will be entitled to such distributions, if any.

    (ii) To the extent that the Partnership invests in investment partnerships or other investment vehicles offered by MLPF&S ("Sponsored Programs"), the Partnership's purchase of such securities or assets will be counted toward the minimum sales requirements often included as a condition to "best efforts" offerings and therefore help satisfy conditions to MLPF&S's receipt of any compensation in connection with such offerings.

    (iii) Employees of affiliates of ML & Co. (including certain members of the Advisory Committee of the General Partner) are involved in the origination of investments that may be acquired by the Partnership and the sale or management of Sponsored Programs, and their compensation is in large part determined by or related to the success of such offerings. If the Partnership invests in these investments, such employees may benefit accordingly.

    (iv) If the Partnership invests in Sponsored Programs in which affiliates of the General Partner issue securities and/or perform management and other services for which they receive compensation, ML & Co. and its subsidiaries will derive such benefits. The Partnership's investment will, in all cases, be on the same terms as an investment offered to nonaffiliated parties.

    (v) To the extent the General Partner or its affiliates lend funds to the Partnership or any partnership or other entity in which the Partnership invests, the interest charges on such funds may be deemed to be additional compensation to the General Partner or such affiliates.

                               THE PARTNERSHIP

    The Partnership was formed on October 28, 1996, as a limited partnership under Delaware law for the purpose of enabling Qualified Investors to pool their investment resources in order to participate in certain investment opportunities that are sponsored by or become available to ML & Co. and its affiliates. It is intended that the Partnership serve as an investment vehicle which provides access to investment opportunities which are not otherwise available, thus serving as an incentive for Qualified Investors to remain as employees of ML & Co. and its affiliates.

    Upon the admission of Qualified Investors as Limited Partners, the Initial Limited Partner will withdraw as a Partner of the Partnership.

    The Partnership intends, whenever possible, to form, re-form or otherwise qualify to do business in all jurisdictions where such qualification is necessary to carry on Partnership business or to preserve the limited liability of the Limited Partners.

    The Partnership is a non-diversified, closed-end investment company. See "Exemptions from the Investment Company Act of 1940" for a summary of certain exemptions from the Investment Company Act applicable to the Partnership.

Financial Status of the Partnership

    The Partnership was formed with a minimal capitalization of $100.00, consisting of capital contributions of $99.00 by the General Partner and $1.00 by the Initial Limited Partner. The Partnership has not commenced operations, other than temporarily to invest its start-up monies in a money market fund sponsored by a subsidiary of ML & Co. Because the General Partner is obligated to pay all the operating and overhead expenses of the Partnership, the Partnership has no current or long-term liabilities arising from such expenses. See "Financial Statements".

    The Partnership has adopted a calendar year for tax reporting purposes.

Use of Proceeds

    All of the proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. After payment by the Partnership of organizational and offering expenses, estimated at $400,000, but not exceeding 1% of the proceeds of the offering, the net proceeds will be available for investment.

    The Partnership will expend substantially all of its funds for Partnership investments as soon as practicable. Pending selection of long-term investments, Partnership funds will be temporarily invested in money market instruments, securities issued by other investment companies and other marketable securities. The Partnership may maintain reserves for follow-on investments and other investment contingencies. See "Investment Objective and Policies". The Partnership may also maintain reserves to the extent necessary to reimburse the General Partner for expenses incurred by it as described below under "Capital Contributions; Partnership Expenses".

    Capital contributions of Limited Partners will be held by the Partnership in a Partnership account for the benefit of the Limited Partners and will be used only for the purposes set forth herein.

Capital Contributions; Partnership Expenses

    The proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. The General Partner made an initial capital contribution of $99.00 to the Partnership upon its formation and will not make any further cash capital contribution upon the admission of subscribing Qualified Investors as Limited Partners; however, the General Partner will incur various expenses in connection with the operation of the Partnership for, among other items, legal and accounting fees, telephone charges, postage and other general and administrative items and out-of-pocket costs of examination, appraisal and negotiation of investments, which expenses may exceed the amounts for such expenses paid by ML & Co. or its other subsidiaries or reimbursed to it by the Partnership. The General Partner will also be obligated to pay any sales or brokerage commissions charged in connection with Partnership investments, but will not be obligated to pay debt service or other interest charges incurred in connection with Partnership investments. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General Partner which are not reimbursed to it will be deemed to be a capital contribution by the General Partner to the Partnership. See "Compensation and Fees". The General Partner will deliver to the Partnership quarterly a certificate itemizing the Partnership expenses it has paid and maintain adequate records of such expenses.

Partnership Distributions and Allocations

    In general, during the term of the Partnership, all items of Partnership income, gain, deduction, loss or credit will be allocated 1% to the General Partner and 99% to the Limited Partners (except that losses will be allocated to the General Partner to the extent the Limited Partners' capital accounts equal zero and the General Partner's capital account is positive due to its payment of organizational expenses of the Partnership in excess of 1% of the Limited Partners' capital contributions and annual operating expenses in excess of 0.5% of Limited Partners' capital contributions (1%, if the capital contribution are less than $60 million)). Upon liquidation, gross income from the sale of the Partnerships assets will be allocated to the Partners in the amount of their negative capital account balances, then to the General Partner to the extent the amount of the capital contribution made by it to the Partnership is in excess of 1% of the Limited Partners' capital contributions, and thereafter 99% to the Limited Partners and 1% to the General Partner. These items will be allocated among the Limited Partners in the ratio the capital contribution of each Limited Partner (or the capital contribution attributable to the interest held by a transferee Limited Partner) bears to the total capital contributions of all Limited Partners.

    Distributable Cash, as defined in the Partnership Agreement, will be distributed 99% to the Limited Partners and 1% to the General Partner. The General Partner may also make distributions in kind of securities or assets held by the Partnership, including, in the discretion of the General Partner, distributions in which certain Limited Partners receive cash while other Limited Partners receive marketable securities of an equivalent value. Cash distributions will be credited to the Limited Partner's MLPF&S securities account specified in his Signature Page and Power of Attorney unless the General Partner is instructed otherwise by a Limited Partner.

    Allocations among the transferor and transferee of a Partnership interest are described under "Transferability of Units".

Dissolution; Distributions on Liquidation

    The Partnership term extends to December 31, 2037. However, pursuant to the Partnership Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003. It is not the General Partner's intention to dissolve the Partnership prior to the time when the Partnership's equity investments have matured and the Partnership can dispose of its other portfolio investments. Other events causing dissolution are summarized under "Summary of the Partnership Agreement--Dissolution".

    In settling accounts after the sale of all Partnership property upon liquidation, the assets of the Partnership shall be paid out (i) to creditors (including any creditor who is a Partner), in the order of priority as provided by law; (ii) to each Partner in an amount equivalent to the positive amount of his capital account on the date of distribution, after giving effect to any allocation of profits or losses arising from sales on liquidation; and (iii) the balance, 99% to the Limited Partners and 1% to the General Partner.

    Upon liquidation, the General Partner may distribute Partnership assets in kind.

                    THE GENERAL PARTNER AND ITS AFFILIATES

    KECALP Inc., an indirect wholly-owned subsidiary of ML & Co., is the General Partner of the Partnership and as such will manage and control the business and affairs of the Partnership and invest Partnership funds. The General Partner is a Delaware corporation formed in June 1981 for the purpose of serving as general partner of employee benefit partnerships such as the Partnership, and has its business and executive offices at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 (telephone: (212) 236-7302). Although most of the officers and directors of the General Partner have been employed in the financial community for many years, the experience of the General Partner in managing portfolios of investments has been limited to the management of seven partnerships similar to the Partnership. Certain of the officers and directors of the General Partner and members of the Advisory Committee (as defined below) are expected to participate in the 1997 deferred compensation plan or purchase Units directly and may participate on an economically leveraged basis. The directors and principal officers of the General Partner and their business experience for the past five years are:

             John L. Steffens             Chairman of the Board and Director
             Matthias B. Bowman           President, Chief Investment Officer
                                             and Director
             Daniel P. Tully          Vice President and Director
             James V. Caruso          Vice President and Director
             Mark B. Goldfus          Vice President and Director
             Andrew J. Melnick            Vice President and Director
             Patrick J. Walsh             Vice President and Director
             Margaret E. Nelson           Secretary and Counsel
             Robert F. Tully          Vice President and Treasurer

    John L. Steffens, age 55, Chairman of the Board and Director. Mr. Steffens has served the General Partner as a member of the Board of Directors since 1981. Mr. Steffens is Vice Chairman and Head of the Domestic Private Client Group of ML & Co. From 1990-1996, Mr. Steffens was Executive Vice President and Head of the Private Client Group of ML & Co. Prior to that, from July 1985, he was President of the Consumer Markets Sector of ML & Co.

    Matthias B. Bowman, age 48, President, Chief Investment Officer and Director. Mr. Bowman has served the General Partner in various capacities since 1981. Mr. Bowman has been a Managing Director in the Investment Banking Group of ML & Co. since 1978 and a Vice Chairman since 1993. Mr. Bowman is Chief Investment Officer of the General Partner and the Manager of a department within the Investment Banking Group that has responsibility for certain of the Group's principal investments. Prior to 1994, Mr. Bowman managed a department that was responsible for maintaining ML & Co.'s relationship with several corporate clients and financial investors.

    Daniel P. Tully, age 65, Vice President and Director. Mr. Tully was elected to the Board of Directors of the General Partner in April 1997.
Prior to April 15, 1997 when he retired from ML & Co., Mr. Tully was Chairman of the Board of ML & Co. Mr. Tully was Chief Executive Officer of ML & Co. from May 1992 until December 1996. He became Chairman of the Board and CEO in June 1993. Mr. Tully was President and Chief Operating Officer of ML & Co. from 1985 until 1992.

    James V. Caruso, age 45, Vice President and Director. Mr. Caruso has served the General Partner in various capacities since 1981 and as a member of the Board of Directors since 1986. Mr. Caruso is a Director in the Investment Banking Group of ML & Co., managing the Investment Banking Group Corporate Accounting Department and the Controller's area of the Partnership Analysis and Finance Department. He also serves as the chief administrative officer for certain of ML & Co.'s key employee investment partnerships and Treasurer of Merrill Lynch Capital Partners, Inc., the general partner of two institutional leveraged buyout funds. Since June 1992, Mr. Caruso has also performed administrative services for Merrill Lynch's retail partnerships.

    Mark B. Goldfus, age 50, Vice President and Director. Mr. Goldfus was elected to the Board of Directors of the General Partner in 1997. Mr. Goldfus is General Counsel of the Corporate Law Department of ML & Co. and a Senior Vice President of MLPF&S. From January 1985 until April 1997, Mr. Goldfus was Vice President of Merrill Lynch Asset Management.

    Andrew J. Melnick, CFA, age 55, Vice President and Director.  Mr.
Melnick has served the General Partner as a member of the Board of Directors since 1990. Mr. Melnick is a Senior Vice President of MLPF&S and co-head of Global Research & Economics at ML & Co. From 1988 to March 1997, Mr. Melnick was Director of the Global Fundamental Equity Research Department.

    Patrick J. Walsh, age 53, Vice President and Director. Mr. Walsh has served the General Partner as a member of the Board of Directors since 1991. Mr. Walsh is Senior Vice President, Director of Human Resources of ML & Co. From 1984 to January 1991, Mr. Walsh managed Asset Accumulation Services in the Consumer Markets Sector of ML & Co. and was responsible for managing and marketing various account services tailored to individual investors.

    Margaret E. Nelson, age 47, Secretary and Counsel. Ms. Nelson has served the General Partner as Counsel and Corporate Secretary since 1993. Ms. Nelson is a Vice President and Senior Counsel in the Corporate Law Department of the General Counsel's Office of ML & Co.

    Robert F. Tully, age 49, Vice President and Treasurer. Mr. Tully has served the General Partner as a Vice President and Treasurer since 1993. Mr. Tully has been a Vice President in the Investment Banking Group of ML & Co. since 1989.

    In addition, the General Partner has an advisory committee (the "Advisory Committee") to assist the directors and principal officers of the General Partner in evaluating investment opportunities presented to the
Partnership.   The members of the Advisory Committee and their business
experience for the past five years are:

        Kevin K. Albert
        James J. Burke, Jr.
        Kevin M. Cox
        Robert J. Farrell
        Alain Lebec
        G. Kelly Martin
        Alison J. Mass
        E. Stanley O'Neal
        Stephen I. Silverman
        Charles K. Sweeney
        Nathan C. Thorne

    Kevin K. Albert, age 44. Mr. Albert was appointed to the Advisory Committee in April 1997. Mr. Albert is head of the Private Equity Group of ML & Co. Mr. Albert has also served as a Managing Director in the Investment Banking Group since 1988 and as a Vice President in such group from 1983 to 1988.

    James J. Burke, Jr., age 45. Mr. Burke has served the General Partner in various capacities since 1987. Mr. Burke is a Managing Partner and Director of Stonington Partners, Inc., a private investment firm, a position that he has held since 1993. He has also been a member of the Board of Directors of MLCP since 1987. He was the Managing Partner of MLCP from 1993 to July 1994 and President of MLCP from 1987 to 1994. Mr. Burke was also a Managing Director of the Investment Banking Division of MLPF&S from 1985 to 1994.

    Kevin M. Cox, age 44. Mr. Cox has served the General Partner as a member of the Advisory Committee since 1990. Mr. Cox is a Managing Director and head of capital commitment management in Debt Markets. Prior to that he was head of the Leveraged Finance Group in New York and of MLPF&S's Investment Banking office in Tokyo. Mr. Cox, who has been with Merrill Lynch since 1984, has also held various positions in the Merchant Banking, High Yield and Treasury/Finance departments.

    Robert J. Farrell, age 64. Mr. Farrell has served the General Partner in various capacities since 1981. Mr. Farrell is Senior Investment Advisor for MLPF&S. From 1968 to March, 1992, he served as Chief Market Analyst and Manager of the Market Analysis Department of the Securities Research Division of MLPF&S. Mr. Farrell has served as a Senior Vice President of MLPF&S since January, 1986.

    Alain Lebec, age 47. Mr. Lebec has served the General Partner in various capacities since 1987. Mr. Lebec is a Vice Chairman of the Investment Banking Group of ML & Co. Mr. Lebec joined ML & Co. as a Managing Director in the Investment Banking Group and as a Vice President of MLPF&S in 1984, and, within MLPF&S's Investment Banking Group, has been co-head of its Mergers and Acquisitions Department from 1988 to 1993 and head or co-head of its Telecommunications, Media and Technology Department from 1993 to 1996 before being named a Vice Chairman of Investment Banking in 1996.

    G. Kelly Martin, age 38. Mr. Martin was appointed to the Advisory Committee in April 1997. Mr. Martin is Chief Operating Officer of ML & Co.'s Corporate and Institutional Client Group, a position he has held since 1993, and serves as CICG's Chief Technology Officer.

    Alison J. Mass, age 38. Ms. Mass has served the General Partner as a member of the Advisory Committee since 1994. Ms. Mass is a Managing Director in the Investment Banking Group of ML & Co. She has responsibility for the Global Consumer Products Industry Group. Ms. Mass also serves as the Chair for the Investment Banking Promotions Committee. Ms. Mass joined ML & Co. in 1990.

    E. Stanley O'Neal, age 45. Mr. O'Neal has served the General Partner as a member of the Advisory Committee since 1994. Mr. O'Neal is an Executive Vice President of ML & Co. and Co-head of ML & Co.'s Corporate and Institutional Client Group. From 1995 to 1997, Mr. O'Neal was head of Global Capital Markets and prior to 1995, Mr. O'Neal was responsible for the Financial Services Group. Mr. O'Neal joined ML & Co. in 1986.

    Stephen I. Silverman, age 46. Mr. Silverman was appointed to the Advisory Committee in April 1997. Mr. Silverman is a Vice President and portfolio manager of the Merrill Lynch Pacific Fund, a position he has held since 1983, and the Merrill Lynch Global Value Fund.

    Charles K. Sweeney, age 55. Mr. Sweeney has served the General Partner as a member of the Advisory Committee since 1993. Mr. Sweeney joined MLPF&S in 1965 as a member of the Junior Executive Training Program. Since 1966, he has continued to work as a Financial Consultant within both the Private Client and Capital Markets Groups of the firm. He was elected a Senior Vice President - Investments in 1989.

    Nathan C. Thorne, age 43. Mr. Thorne has served the General Partner as a member of the Advisory Committee since 1995. Mr. Thorne has been a Managing Director in the Investment Banking Group of ML & Co. since 1986.
Mr. Thorne has managed many different departments within MLPF&S's Investment Banking Group including the High Yield Finance and Restructuring Group and is presently head of a department within the Investment Banking Group that has responsibility for certain of the Group's principal investments.

Authority of the General Partner

    The General Partner will have the authority to make all decisions regarding the acquisition, financing, operation, management and ultimate disposition of Partnership investments, assets and properties. The Board of Directors of the General Partner will approve all investments made by the Partnership and will be responsible for the general supervision and administration of Partnership activities. In investing the Partnership's capital, the General Partner will consider those investments proposed by unrelated third parties as well as opportunities presented to the Partnership by affiliates of the General Partner. All investments chosen by the General Partner for the Partnership, whether from third parties or from other opportunities presented to the Partnership by affiliates, will be evaluated independently of each other and chosen only if the General Partner believes they are suitable for and in the best interest of the Partnership. The General Partner is unable to predict to what extent Partnership investments will be made in affiliate-proposed investments or investment opportunities proposed by unrelated third parties. The General Partner will execute or cause to be executed any and all agreements, purchase orders, debt agreements, documents, certificates and other instruments necessary for the purchase of, and investment in, assets by the Partnership. See "Conflicts of Interest" and "Investment Objective and Policies".

Financial Status of the General Partner

    The General Partner was formed with minimal capitalization. The General Partner has agreed to use its best efforts at all times to maintain its net worth at a level necessary to meet any present or future requirements of the Federal income tax law regarding the net worth of a general partner of a limited partnership. ML & Co. will issue a demand promissory note to the General Partner in an amount necessary to meet current requirements and provide the General Partner with such funds as are necessary to meet its other obligations under the Partnership Agreement. See "Financial Statements".

Significant Affiliates of the General Partner

    MLPF&S and the General Partner are both wholly-owned subsidiaries of ML
& Co. It is anticipated that ML & Co. and the Investment Banking Group within MLPF&S will be important sources of Partnership investments, and that other groups within MLPF&S and other subsidiaries of ML & Co. may also be sources of investments.

Prior Partnerships

    The General Partner also acts as the general partner for Merrill Lynch KECALP L.P. 1994 (the "1994 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership"), Merrill Lynch KECALP L.P. 1986 (the "1986 Partnership"), Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership") and Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership", and together with each of such other partnerships, the "KECALP Partnerships"). The limited partnership interests in these partnerships were offered only to certain employees and directors of ML & Co. and its subsidiaries. Set forth below is information concerning these investments by the partnerships. This information should not be construed to indicate that the Partnership will or could make investments that will produce results comparable to those of the investments made by the earlier partnerships. Investors should note that the average annual return of an investment in the KECALP Partnerships may be adversely affected by delays in the making and realizing of investments. The Partnership expects that the types of investments it will make will more closely resemble those of the 1994 Partnerships than the earlier partnerships. In addition, the Partnership may invest in international investments and investment funds to a greater extent than have other KECALP Partnerships.

1994 Partnership

    The 1994 Partnership closed its subscription offering on September 21, 1994, at which time it sold 40,384 units of partnership interest to 1,401 investors for $40,384,000. As of May 15, 1997, the 1994 Partnership has invested or committed approximately $42.8 million (including $40.4 million of its initial assets and $2.4 million in interest earned by the 1994 Partnership) to 24 portfolio investments. As a result, at such date approximately $1.6 million of its initial assets remained to be invested or committed. Existing investments consist of investments in 11 leveraged buyout transactions (with an aggregate cost of $18.8 million), one real estate related transaction (with an aggregate cost of $2.0 million), five venture capital transactions (with an aggregate cost of $7.8 million) and seven growth equity investments (with an aggregate cost of $14.2 million).

    Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1994 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by the 1994 Partnership.

                                             Date of        Date of
    Classification         Company           Purchase        Sale            Cost           Proceeds
Leveraged Buyout     Mail-Well, Inc.           7/95          3/96      $   263,089      $    636,875
Leveraged Buyout     Westlink Holdings,        7/95          5/96        2,114,825         4,672,000
                     Inc.
Leveraged Buyout     Mail-Well, Inc.           7/95          6/96          704,456         1,592,857
Leveraged Buyout     Revere Holding            1/95          12/96       1,800,000         4,890,600
                     Corporation
Leveraged Buyout     Mail-Well, Inc.          12/94          12/96         304,976         1,240,274
Total                                                                   $5,187,346       $13,032,606
NET PROFIT REALIZED                                                                      $ 7,845,260


1991 Partnership

    The 1991 Partnership closed its subscription offering on September 11, 1991, at which time it sold 20,799 units of limited partnership interest to 964 investors for $20,799,000. By July 20, 1995, the 1991 Partnership had invested in or committed to 19 investments with an aggregate purchase price of $21.8 million. Seventeen were made in leveraged buyouts ($19.6 million), one in a growth equity investment ($1.0 million) and one in real estate ($1.6 million).

    Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1991 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by the 1991 Partnership.

                                             Date of        Date of
    Classification         Company           Purchase        Sale            Cost           Proceeds

Leveraged Buyout     First USA, Inc.           9/91          2/93      $    52,913      $    162,037
Leveraged Buyout     First USA, Inc.           9/91          3/93            3,052             9,345
Leveraged Buyout     Hospitality               1/92          7/93          345,751         1,009,411
                     Franchise Systems,
                     Inc.
Leveraged Buyout     First USA, Inc.           9/91          8/93           68,808           390,261
Leveraged Buyout     Hospitality               1/92          11/93         315,159         1,244,700
                     Franchise Systems,
                     Inc.
Leveraged Buyout     Hospitality               1/92          2/94          339,090         1,726,943
                     Franchise Systems,
                     Inc.
Leveraged Buyout     First USA, Inc.           9/91          3/94           62,649           451,075
Leveraged Buyout     First USA, Inc.           9/91          1/95           12,750           103,674
Leveraged Buyout     First USA, Inc.           9/91          3/95          139,880         1,327,052
Leveraged Buyout     Triarc Companies,         4/93          7/95        1,500,000         1,963,158
                     Inc
Leveraged Buyout     Mail-Well, Inc.           2/94          3/96          244,723           636,875
Leveraged Buyout     American Re               9/92          3/96        1,500,000         5,967,188
                     Corporation
Leveraged Buyout     Westlink Holdings,        7/94          5/96        1,000,000         2,336,000
                     Inc.
Leveraged Buyout     Mail-Well, Inc.           2/94          6/96          655,277         1,592,857
Growth Equity        ACE Limited               9/93          11/96       1,000,000         1,862,789
Leveraged Buyout     Blue Bird                 4/92          11/96       1,500,000         3,300,000
                     Corporation
Leveraged Buyout     Mail-Well, Inc.          12/94          12/96         304,976         1,240,274
Leveraged Buyout     WEI Holdings, Inc.        7/92          1/97          999,988                 0
Total                                                                  $10,045,016       $25,323,639
NET PROFIT REALIZED                                                                      $15,278,623


1989 Partnership

    The 1989 Partnership closed its subscription offering on May 16, 1989, at which time it sold 21,096 units of limited partnership interest to 843 investors for $21,096,000. By May 1, 1992, the 1989 Partnership was fully invested in 22 investments with an aggregate purchase price of $23.1 million. Of the 22 investments, 21 were in leveraged buyouts ($22.6 million) and one in venture capital ($500,000).

    Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1989 Partnership. The dates of purchase refer to the dates on which investments were acquired by the 1989 Partnership.

                                       Date of
   Classification       Company        Purchase    Date of Sale             Cost            Proceeds

Leveraged Buyout   RJR Nabisco           5/91          9/92            $     5,071      $ 2,407,194
                   Holding Corp.
Leveraged Buyout   RJR Nabisco           5/91          12/92             2,535,044        3,621,389
                   Holding Corp.
Leveraged Buyout   First USA, Inc.       5/91          2/93                 83,961          379,830
Leveraged Buyout   First USA, Inc.       8/91          2/93                316,370          968,837
Leveraged Buyout   First USA, Inc.       5/91          3/93                 17,193           77,778
Leveraged Buyout   First USA, Inc.       5/91          8/93                376,132        3,151,488
Leveraged Buyout   First USA, Inc.       5/91          8/93                 17,463          146,317
Leveraged Buyout   First USA, Inc.       5/91          3/94                358,358        3,811,597
Leveraged Buyout   Eckerd                5/91          5/94                139,512          517,378
                   Corporation
Leveraged Buyout   Ann Taylor Stores     5/91          5/94                895,676        3,370,105
                   Corporation
Leveraged Buyout   Ann Taylor Stores     5/91          12/94               297,510        1,423,450
                   Corporation
Leveraged Buyout   Kash n' Karry         5/91          12/94               253,050                0
                   Food Stores, Inc.
Leveraged Buyout   First USA, Inc.       5/91          1/95                 74,801          898,508
Leveraged Buyout   First USA, Inc.       5/91          3/95                798,261       11,187,510
Leveraged Buyout   Eckerd                5/91          8/95                161,754        1,018,839
                   Corporation
Leveraged Buyout   Houlihan's            5/91          8/95                      1           69,660
                   Restaurant Group,
                   Inc.
Leveraged Buyout   Esstar                5/91          9/95              1,601,960          324,415
                   Incorporated
Leveraged Buyout   London Fog            5/91          5/95              2,259,221                0
                   Industries
Leveraged Buyout   Caterair Holdings     5/91          11/95               138,817                0
                   Corporation
Leveraged Buyout   Eckerd                5/91          12/95               264,141        2,362,673
                   Corporation
Leveraged Buyout   Caterair Holdings     5/91          12/95               788,769           26,008
                   Corporation
Venture Capital    TranSwitch            7/89          12/95               183,232          748,173
                   Corporation
Venture Capital    TranSwitch            7/89          1/96                297,461          899,338
                   Corporation
Leveraged Buyout   El Holdings, Inc.     5/91          1/96                323,074        318,887(A)
Leveraged Buyout   Simmons Company       5/91          3/96                744,130        2,757,345
Leveraged Buyout   Loehmann's            5/91          5/96                 61,609          213,245
                   Holdings
Leveraged Buyout   Loehmann's            5/91          6/96                183,393          301,325
                   Holdings
Leveraged Buyout   Loehmann's            5/91          11/96               202,555        1,136,384
                   Holdings
Leveraged Buyout   Blue Bird             4/91          11/96               425,000          935,000
                   Corporation
Leveraged Buyout   Eckerd                5/91          12/96                81,763          600,320
                   Corporation
Total                                                                  $13,885,282      $43,672,993
NET PROFIT REALIZED                                                                     $29,787,711

_________________
(A)   Received shares of EI Holdings as part of sale of Esstar Incorporated


1987 Partnership

    The 1987 Partnership closed its subscription offering on May 28, 1987, at which time it sold 13,549 units of limited partnership interest to 895 investors for $13,549,000. By May 23, 1991, the 1987 Partnership was fully invested in 27 investments with an aggregate purchase price of $15.3 million.
 Of the 27 investments, 19 were in leveraged buyouts ($10.6 million), six in venture capital ($2.3 million), one growth equity investment ($400,000) and one in real estate ($2.0 million).

    Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1987 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1987 Partnership.


                                              Date of     Date of
   Classification         Company            Purchase       Sale           Cost            Proceeds
Leveraged Buyout   Mueller Holdings,           11/88       11/88      $    62,507     $    169,124
                   Inc.
Leveraged Buyout   Apparel Marketing           5/89         5/89          158,872        1,124,950
                   Industries, Inc.
Leveraged Buyout   GU Acquisition              7/89         7/89        1,373,836        2,497,239
                   Corporation
Venture Capital    Telecom USA                 6/89         7/89          440,616          649,625
Venture Capital    Magnesys                    9/88        12/89          253,073                0
Venture Capital    TCOM Systems, Inc.          12/87        3/91          581,791                0
Venture Capital    Meteor Message              9/88         9/91          308,086                0
                   Corporation
Leveraged Buyout   GND Holdings                7/89         6/92                0        1,215,869
                   Corporation
Leveraged Buyout   Peter J. Schmitt Co.,       5/91         6/92          190,580                0
                   Inc.
Venture Capital    IDEC Pharmaceuticals        6/89         7/92           16,304           88,244
                   Corporation
Leveraged Buyout   RJR Nabisco Holdings        5/91         9/92            2,901        1,374,093
                   Corporation
Leveraged Buyout   John Alden Financial        5/91        10/92          248,476          230,257
                   Group
Venture Capital    Bolt, Barenek &             3/89        11/92          554,128           19,956(A)
                   Newman
Leveraged Buyout   RJR Nabisco Holdings        5/91        12/92        1,450,665        2,066,766
                   Corporation
Leveraged Buyout   General Felt                5/91         3/93          237,846          359,023
                   Industries
Leveraged Buyout   John Alden Financial        5/89        11/93           20,705          645,439
                   Group
Leveraged Buyout   Servam Corporation          5/91        12/93           26,048                0
Leveraged Buyout   Ann Taylor Stores           5/91         5/94           42,456          159,748
                   Corporation
Leveraged Buyout   John Alden Financial        5/89         6/94            2,797          116,223
                   Group
Leveraged Buyout   John Alden Financial        5/89         8/94           25,438          945,182
                   Group
Leveraged Buyout   Borg-Warner                 9/88        10/94          118,836          476,350
                   Automotive, Inc.
Leveraged Buyout   Borg-Warner                 9/88        11/94            1,429            5,728
                   Automotive, Inc.
Leveraged Buyout   Ann Taylor Stores           5/91        12/94           16,257           78,620
                   Corporation
Leveraged Buyout   Kash 'N Karry Food          5/91        12/94           96,951                0
                   Stores, Inc.
Leveraged Buyout   John Alden Financial        5/89         1/95           24,702          789,447
                   Group
Leveraged Buyout   Apparel Marketing           5/89        12/95                0          179,079
                   Industries, Inc.
Venture Capital    TranSwitch                  12/88       12/95           72,800          406,300
                   Corporation
Venture Capital    TranSwitch                  12/88        1/96          127,200          524,100
                   Corporation
Leveraged Buyout   El Holdings, Inc.           5/91         1/96        1,181,250          235,139(B)
Leveraged Buyout   Simmons Company             5/91         3/96          858,253        3,180,222
Leveraged Buyout   Loehmann's Holdings         5/91         5/96           61,609          213,245
Leveraged Buyout   Loehmann's Holdings         5/91         6/96          183,393          301,325
Leveraged Buyout   Borg-Warner                 9/88         8/96                            2,513,242
                   Automotive, Inc.                                419,400
Leveraged Buyout   Loehmann's Holdings         5/91        11/96          202,555        1,136,384
Leveraged Buyout   Borg-Warner                 9/88       2-3/97          547,033        3,855,967
                   Automotive, Inc.
Total                                                                  $9,908,793      $25,556,886
NET PROFIT REALIZED                                                                    $15,648,093


--------------
(A) Received shares of Bolt, Barenek & Newman as part of dissolution of partnership.
(B) Received shares of EI Holdings as part of the sale of Esstar
    Incorporated.


1986 Partnership

    The 1986 Partnership closed its subscription offering on April 15, 1986, at which time it sold 7,234 units of limited partnership interest to approximately 500 investors for $7,234,000. By May 10, 1991, the Partnership was fully invested in 26 investments with an aggregate purchase price of $8.3 million. Of the 26 investments, 15 were in venture capital situations ($3.3 million), nine in leveraged buyouts ($3.1 million), one growth equity investment ($1.1 million) and one other transaction ($759,000).

    Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1986 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1986 Partnership.

                                            Date of        Date of
   Classification         Company           Purchase        Sale             Cost         Proceeds
Growth Equity      FGIC Corporation           6/86          3/88         $1,084,447      $ 1,889,415
Venture Capital    Dallas Semiconductor       4/86          5/88            203,867          470,412
                   Corporation
Venture Capital    Data Recording             2/88          6/88            202,450                0
                   Systems, Inc.
Venture Capital    Alliant Computer           6/86          7/88            158,529           95,375
                   Systems Corp.
Leveraged Buyout   CMI Holdings, Inc.         1/88          4/89             45,349          153,451
Other              Varity                     4/89          4/89            758,842        1,906,283
Leveraged Buyout   Printing Holdings,         4/89          4/89            649,949        2,135,285
                   L.P.
Leveraged Buyout   Amstar Corporation         1/88          7/89            354,728        1,303,520
Venture Capital    Intek Diagnostics,         8/86          9/89            104,534                0
                   Inc.
Leveraged Buyout   Education Management       4/89          10/89           192,432          643,824
                   Corp.
Venture Capital    Qume Corporation           8/86          4/90            211,193          485,625
Venture Capital    Computer-Aided Design      1/88          9/90            117,183                0
                   Group
Venture Capital    International Power        2/87          9/90            208,592           61,466
                   Technology, Inc.
Venture Capital    Robert Wooldridge &        7/87          9/90            205,882                0
                   Co.
Venture Capital    Shared Resource            2/87          9/90            262,501                0
                   Exchange, Inc.
Leveraged Buyout   Prince Holdings, Inc.      5/89          10/90           147,601        1,400,807
Venture Capital    IDEXX Corporation          2/87          6/91             33,583           66,388
Venture Capital    Computer-Aided Design      1/88          9/91             39,061                0
                   Group
Venture Capital    ViewLogic Systems,         6/86          12/91           212,874        1,474,388
                   Inc.
Venture Capital    IDEXX Corporation          2/87          1/92            178,312          580,571
Venture Capital    Enhance Financial          4/89          2/92            238,366          332,558
                   Services Group Inc.
Leveraged Buyout   ALLTEL Corporation         2/87          7/92             11,589          163,649
Venture Capital    Enhance Financial          4/89          8/92            251,042          369,949
                   Svcs. Group Inc.
Venture Capital    Zentec Corporation        12/86          9/92            277,500                0
Leveraged Buyout   ALLTEL Corporation         2/87          3/93             24,277          428,451
Venture Capital    BehaviorTech, Inc.         8/86          7/93            105,669            9,900
Leveraged Buyout   ALLTEL Corporation         2/87          8/93             25,480          483,124
Leveraged Buyout   ALLTEL Corporation         2/87          11/93            12,071          240,807
Leveraged Buyout   Eckerd Corporation         4/89          5/94             91,725          381,088
Leveraged Buyout   Borg-Warner                9/88          11/94            24,076           96,419
                   Automotive, Inc.
Leveraged Buyout   Eckerd Corporation         4/89          12/94            17,561          110,000
Leveraged Buyout   Eckerd Corporation         4/89          4/95             17,561          114,711
Leveraged Buyout   Eckerd Corporation         4/89          8/95             95,400          673,195
Leveraged Buyout   Eckerd Corporation         4/89          12/95           286,372        1,561,177
Venture Capital    Shared Resource            2/87          12/95            87,500                1
                   Exchange, Inc.
Leveraged Buyout   World Color Press,         4/89          1/96            480,806          922,012
                   Inc.
Leveraged Buyout   Borg-Warner                9/88          8/96        83,960         502,661
                   Automotive, Inc.
Leveraged Buyout   Education Management       4/89          11/96                 0          133,278
                   Corporation
Leveraged Buyout   Eckerd Corporation         4/89          12/96            41,993          396,655
Leveraged Buyout   Borg-Warner                9/88          2/97             95,147          670,059
                   Automotive, Inc.
Leveraged Buyout   Borg-Warner                9/88          3/97             14,358          101,112
                   Automotive, Inc.
Total                                                                    $7,654,362      $20,357,616
NET PROFIT REALIZED                                                                      $12,703,254



1984 Partnership

    The 1984 Partnership closed its subscription offering on May 22, 1984, at which time it sold 3,747 units of limited partnership interest to approximately 300 investors for $3,747,000. By February 3, 1988, the 1984 Partnership was fully invested in 23 investments with an aggregate purchase price of $4.1 million. Of the 23 investments, six were in real estate ($750,000), nine in venture capital ($1.1 million), five in leveraged buyouts ($1.1 million), one in oil and gas ($350,000), one in leasing ($250,000) and one growth equity investment ($600,000).

    Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1984 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1984 Partnership.

                                           Date of       Date of
  Classification          Company         Purchase         Sale               Cost        Proceeds
Real Estate        Cortland Realty          6/84          12/86         $    82,416   $     43,772
Venture Capital    California Devices,      12/85          8/87             150,000              0
                   Inc.
Leveraged Buyout   Denny's, Inc.            9/86           9/87             399,968      1,898,631
Leveraged Buyout   Ithaca Corporation       4/86           1/88             422,563      7,448,000
Growth Equity      FGIC Corp.               6/86           3/88             601,205      1,133,550
Venture Capital    Alliant Computer         6/86           7/88             101,225         63,563
                   Systems Corp.
Venture Capital    Data Recording           2/85           8/88             152,444              0
                   Systems
Leveraged Buyout   Printing Holdings,       4/89           4/89             115,706        376,815
                   L.P.
Leveraged Buyout   New Axia Holdings        9/86          12/89              31,225        262,500
                   Corporation
Venture Capital    Intek Diagnostics,       8/86          12/89             100,980              0
                   Inc.
Leveraged Buyout   C.C. Packaging, Inc.     9/86           3/90              11,223         15,110
Venture Capital    Shared Resource          2/87           9/90              74,999              0
                   Exchange, Inc.
Oil and Gas        Berresford               11/84          3/93             350,000             70
                   Enterprises-Jerry
                   1984
Venture Capital    BehaviorTech, Inc.       8/86           7/93              70,973          6,930
Venture Capital    Private Satellite        8/84           9/93             158,575         30,665
                   Network, Inc.
Leveraged Buyout   Axia Incorporated        9/86           3/94                   0         86,120
Leasing            Dry Van Trailers         11/84          9/94             250,572        149,650
Venture Capital    Acuity Imaging           12/85         12/94             200,000        227,496
                   Corporation (Itran)
Real Estate        JMB Income               11/85         12/95              34,335         12,010
                   Properties, Ltd. -
                   VIII
Venture Capital    Shared Resource          2/87          12/95              25,000              1
                   Exchange, Inc.
Leveraged Buyout   World Color Press,       4/89           1/96        84,848              162,718
                   Inc. (Printing
                   Holdings, L.P.)
Real Estate        JMB Income               11/85         12/96               6,488          4,469
                   Properties, Ltd.-IX
Total                                                                    $3,424,745    $11,922,070
NET PROFIT REALIZED                                                                    $ 8,497,325



1983 Partnership

    The 1983 Partnership closed its subscription offering on May 20, 1983, at which time it sold 6,915 units of limited partnership interest to approximately 600 investors for $6,915,000. By March 2, 1987, the 1983 Partnership was fully invested with 21 investments with an aggregate purchase price of approximately $7.4 million. Of the 21 investments, five were in venture capital ($700,000), three in leveraged buyouts ($1.0 million), six in real estate ($2.8 million), three in oil and gas ($900,000), three in leasing ($1.0 million) and one growth equity investment ($1.0 million).

    Set forth below is a chart showing the results as of March 31, 1997, of completed equity transactions with respect to the 1983 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1983 Partnership.

                                                 Date of
   Classification             Company           Purchase   Date of Sale       Cost         Proceeds
Leveraged Buyout    Signode Industries            12/85       9/86      $   761,003      $ 8,096,509
Venture Capital     UAS Automation Systems,       6/83        11/86         100,003          394,520
                    Inc.
Leasing             Aztex Associates, L.P.        5/83        12/86         142,224                0
Venture Capital     BBN R/S Expert, L.P.          6/84        5/87          230,000          769,531
Leveraged Buyout    Denny's, Inc.                 9/86        9/87          199,984          949,315
Growth Equity       FGIC Corporation              8/85        3/88        1,000,000        1,649,840
Venture Capital     Alliant Computer Systems      6/86        7/88          100,000           63,563
                    Corp.
Leveraged Buyout    Medical Disposables           6/86        4/90           65,000          162,070
                    Company
Oil and Gas         Posse Petroleum, Ltd.         10/83       2/91          176,469           60,000
Venture Capital     NPI Plant Research, Ltd.      4/84        3/91          232,500           25,000
Leasing             Cortlandt Intermodal          6/83        4/92          432,882          180,624
                    Leasing
Oil and Gas         Berresford Enterprises-       11/84       3/93          150,000               30
                    Jerry 1984
Oil and Gas         Berresford Enterprises-       10/83       3/93          550,000               55
                    Margaret #1
Real Estate         Casselberry-Oxford            6/83        12/95         780,822          192,378
                    Associates, L.P.
Leasing             Windpower Partners 1983-1     6/83        12/95         470,000           56,733
Real Estate         Capital Realty Investors -    6/83        2/96          460,000    26,885
                    II
Venture Capital     ML Venture Partners I L.P.    6/83        9/96           50,000           62,646
Total                                                                    $5,900,887      $12,689,699
NET PROFIT REALIZED                                                                      $ 6,788,812




                      INVESTMENT OBJECTIVE AND POLICIES

General

    The investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the Partnership's assets will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities and transactions involving financial restructurings or recapitalizations of operating companies, as described below. Investments in non-U.S. issuers may include opportunities in both the emerging markets and developed countries. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The Partnership's investments may be made directly in portfolio companies or through the purchase of interests in other investment funds, including hedge funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for capital appreciation. Current income will not generally be a significant factor in the selection of investments. The Partnership may not change its investment objective unless authorized by the vote of a majority-in-interest of the Limited Partners of the Partnership. There can be no assurance that the investment objective of the Partnership will be attained.

    While privately-offered equity investments of the types expected to be acquired by the Partnership generally have the potential for achieving greater appreciation than investments in publicly-traded securities of established companies, these investments are highly speculative and involve substantial risks which are increased by the long-term nature and limited liquidity of such investments. It is anticipated that the proceeds of the offering will be invested, or committed for investment, within three to four years after the date the Partnership commences operations. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies.

    The Partnership may invest, without limit, in the securities of non-U.S. corporations and other issuers. While there are no prescribed limits on the geographic allocation of the Partnership's international investments, the Partnership expects that a substantial portion of these investments may be made in developing countries, including developing countries located in the Far East, the Indian subcontinent, Eastern Europe (including the former Soviet Union) and Latin America. The General Partner believes that private equity investments in growing companies in developing countries are consistent with the Partnership's investment objective and can provide attractive opportunities in light of the fact that emerging capital markets are not as developed as those in Western Europe and the United States.

    In addition to its direct investments, the Partnership may invest in U.S. or non-U.S. investment funds offering opportunities consistent with its investment objective. The Partnership expects that investments in investment funds organized or operating outside the United States will be made to facilitate the Partnership's investments in selected regions or industries. In addition, such investments may be made when it is considered more efficient to invest in a particular market on an indirect basis rather than through direct investments in non-U.S. issuers. The Partnership expects that domestic investment funds in which it invests will generally emphasize the types of equity securities in which the Partnership invests directly. Examples include funds investing in buyout opportunities, recapitalizations transactions involving financial restructuring and funds with a focus on technology or real estate. The Partnership may also invest in hedge funds as described below. The General Partner believes that investment funds may have access to certain investment opportunities that will not otherwise be available to the Partnership. In addition, managers of investment funds may have specialized investment skills regarding certain industries, types of investments or regions.

Types of Investments

    Leveraged buyout transactions typically involve the purchase of public or privately-held corporations, or divisions or subsidiaries of such corporations, through financing provided by equity investors and debt financing. The transactions generally involve a significant degree of debt financing and the highly leveraged financial structure of these investments may introduce substantial risks to equity investors apart from those directly related to a company's operations. As described under "Sources of Investment Opportunities" below, the Partnership anticipates that it will seek to co-invest in a number of these investments with ML & Co. or its affiliates.

    The Partnership also expects that it will make investments in venture capital transactions offering investment potential consistent with the Partnership's objective of seeking long-term capital appreciation. To the extent the Partnership makes such investments, it expects that these investments will generally consist of investments in a limited number of new companies or companies in an early stage of development that the General Partner believes have outstanding appreciation and profit potential. Typically venture capital investments may take from four to seven years to reach a state of maturity where disposition can be considered.

    The Partnership anticipates that it will also invest in "growth equities." These investments are equity investments in mid- to later-stage companies seeking to expand current operations or enter new types of business.

    The Partnership anticipates that it may also make equity investments in transactions involving financial restructurings or recapitalizations of operating companies. It is expected that these investments would be made in connection with the restructuring or recapitalization of a leveraged company pursuant to which a portion of its outstanding capitalization is to be exchanged for, or repaid from the proceeds of the issuance of, one or more classes of new securities. A company will generally undertake a financial restructuring or recapitalization transaction because its financial structure is overly leveraged in light of its current or anticipated operations. These companies may also be encountering financial difficulties in meeting current debt service payments. The Partnership anticipates that it will seek to co-invest in financial restructuring or recapitalization transactions with ML & Co. or its affiliates. The Partnership may also invest a portion of its assets in real estate investments.

    In considering international investments, the Partnership may seek investments particularly in emerging markets, where there is generally more limited access to capital than in developed countries. Such international investments may include companies in a variety of sectors, including manufacturing, telecommunications, infrastructure, and financial and other services. In reviewing international investment opportunities, the General Partner will consider factors such as whether companies have an established record of profitability, proven management capability, the potential for above average rates of growth, a significant market share and competitive advantages in their markets (such as barriers to entry). The General Partner will also review the potential exit strategies with respect to international investments, and factors particular to the location of a company such as the availability of trained labor, political, economic and social conditions and tax and regulatory considerations.

    The international investments that the Partnership may make include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, (ii) the purchase of such an equity interest in an enterprise from an investor in the enterprise and (iii) securities traded on exchanges in emerging markets.

    It is expected that in certain cases, the Partnership may at the time of making the investment, enter into a shareholder or similar agreement with the enterprise or one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the
Partnership or an affiliate of the General Partner with the ability to appoint one or more representatives to the board of directors or similar body of the enterprise and for eventual disposition of the Partnership's investment in the enterprise.

    The investment funds in which the Partnership may invest include investment vehicles that are deemed to be "investment companies" under the
Investment Company Act and similar managed investment vehicles organized outside the United States that are outside the scope of such Act. The Investment Company Act contains limitations on the ability of the Partnership to invest in entities that are considered "investment companies" for purposes of such Act, although this limitation does not apply to the Partnership's investments in U.S.-organized private investment funds. Pursuant to the Investment Company Act, the Partnership may invest generally no more than 10% of its total assets in shares of other investment companies (as defined in such Act) and no more than 5% of its total assets in any one investment company. To the extent the Partnership and its "affiliated persons" (as defined in the Investment Company Act) own no more than 3% of the outstanding stock of an investment company, the Partnership's ownership of the securities of such investment company is not subject to the foregoing 5% and 10% limitations.

    The Partnership may invest up to 10% of its total assets in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment partnerships or other private investment funds seeking to maximize total return through use of various trading strategies. The Partnership anticipates that the hedge funds in which it may invest will typically operate on a leveraged basis and will reserve authority to maintain long and short positions in equity and debt securities and to invest in a variety of financial instruments, including derivative instruments, warrants, swap agreements and currency-related obligations, and commodities.

    After an initial equity investment in transactions described above, the Partnership anticipates that it may, at times, provide additional or follow-on funds to the issuer. Follow-on investments may be made pursuant to rights to acquire additional securities, or otherwise in order to increase the Partnership's position in a successful or promising portfolio company. The Partnership may also be called on to provide follow-on investments for a number of other reasons, including providing additional capital to a company to implement fully its business plans, to develop a new line of business or to recover from unexpected business problems.

    The Partnership may make direct investments of up to 5% of its total assets in high yield corporate debt securities that the General Partner believes have significant potential for capital appreciation. These securities may be acquired in restructuring or reorganization transactions in which ML & Co. or its affiliates are participating as financial adviser or in other capacities. High yield debt securities, also referred to as "junk bonds", are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. See "Risk and Other Important Factors". The Fund also may make investments in funds that invest in high yield corporate debt securities.

    The Partnership will not invest more than 15% of its assets in any one portfolio company. The equity investments made by the Partnership in portfolio companies will typically be structured in negotiated private transactions and will generally be restricted as to the manner of resale or disposition. The securities acquired by the Partnership will primarily consist of common stocks and securities convertible into common stocks, but may also consist of a combination of equity and debt securities and warrants, options and other rights to obtain such securities or, in the case of high yield debt securities, the debt securities themselves.

Sources of Investment Opportunities

    The Partnership expects to locate suitable investments from a variety of sources, including affiliates of the General Partner and third parties. Although the Partnership cannot predict what percentage of its investments will be in opportunities presented by affiliates of the General Partner or by third parties, it expects that a significant portion will be invested in opportunities presented by affiliates of the General Partner. See "The General Partner and Its Affiliates--Significant Affiliates of the General Partner" and "Conflicts of Interest".

    The Partnership will seek to invest in leveraged buyout and other equity investments. Previous KECALP Partnerships (particularly the 1989 Partnership and the 1991 Partnership) co-invested to a significant degree in buyout investments with partnerships managed by Merrill Lynch Capital Partners Inc. ("MLCP"), a subsidiary of ML & Co. These investments were made available to the KECALP Partnerships by ML & Co. from its co-investments with such buyout partnerships. The investment professionals of MLCP formed a new management company in 1994 which is not affiliated with ML & Co. for the purpose of managing buyout partnerships. The principals of such new management company have advised the General Partner that the KECALP Partnerships may co-invest with such partnership in an aggregate amount of up to $2.5 million in each investment made by such partnership, subject to a maximum investment by the KECALP Partnerships of a 3% interest in any acquired company. Since ML & Co. invested in such partnership as a limited partner, the General Partner obtained an exemptive order from the Securities and Exchange Commission to enable the KECALP Partnerships to make any such co-investments.

    The Investment Company Act contains restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities by a registered investment company from affiliates of its sponsor. Accordingly, to the extent the Partnership seeks to invest in transactions in which ML & Co. or any of its affiliates is also a participant or to purchase securities from ML & Co. or any of its affiliates, the Partnership may be required to obtain an exemptive order from the Securities and Exchange Commission under such Act before it can make the investment. The prior partnerships for which the General Partner acts as general partner have been able to obtain such exemptive orders under the Investment Company Act. In this regard, the Partnership has obtained blanket exemptive relief from the Securities and Exchange Commission permitting co-investments under certain circumstances in leveraged buyout and other equity investments with ML & Co. and its affiliates. There can be no assurance that the General Partner will be able to obtain exemptions in the future with respect to investments that do not qualify under the terms of existing exemptions.

Investment Factors

    Prospective investments will be evaluated by the General Partner upon selection factors established by the General Partner from time to time. The following are typical of the factors which may be considered by the General
Partner:

        (1)  the potential return that may be earned from the investment;
        (2) the nature of the risks associated with such investment (e.g., industry risks or risks related to the structure of the investment opportunity);
        (3) the degree of diversification in the Partnership's investment portfolio;
        (4) the financial stability, creditworthiness and reputation of any proposed partners or joint venturers;
        (5) in the case of Sponsored Programs or indirect investments made through third parties, the background, experience and, where applicable, prior performance of the issuer of the constituent securities;
        (6)  the potential return available in alternative investments; and
        (7) other considerations relative to a specific investment being considered.

Proposed Initial Investments

As of the date of this Prospectus, the General Partner has approved the purchase by the Partnership of 19 investments, the details of which are set forth below. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, each of the 19 investments that are deemed suitable investments for the Offshore KECALP Funds will be allocated proportionately among the Partnership and the Offshore KECALP Funds based upon uncommitted capital (or, prior to the closings of the Offshore KECALP Funds, based upon the estimated uncommitted capital of such funds), although such investments may be allocated in a different manner in the discretion of the General Partner. The Offshore KECALP Funds may refrain from investing in one or more of the investments due to tax or other considerations. The cost of the 19 investments that the General Partner has approved for investment by the Partnership and, to the extent suitable, the Offshore KECALP Funds, aggregates approximately $84.6 million. There can be no assurance that the Partnership will acquire each of the following investments, or that the Partnership will acquire such investments in the amounts indicated.

Candescent Technologies  Corporation.
-------------------------------------
Candescent Technologies  Corporation, formerly known as
Silcon Video ("Candescent") is a company founded to develop, manufacture and market a thin cathode ray tube for use in televisions and laptop computers. Candescent is developing a technology that would produce the quality of the standard television set in a thin format that could be used in small televisions, laptop computers and other video displays. The company is producing the thin CRT in small formats but has not begun actual commercial manufacture of the thin cathode ray tube, which it expects to do starting in 1998 with the assistance of technical, manufacturing and customer strategic partners. The General Partner has approved an investment of $5 million in Candescent.

Captura Software,  Inc.
-----------------------
Captura  Software, Inc. ("Captura") is  a privately-held enterprise software company, founded in 1994, which has developed a business application to automate travel and expense processing, reporting and analysis into one fully-integrated system. Such system (i) enables corporate credit card companies to electronically submit expenses; (ii) interfaces directly with corporate accounting systems; (iii) allows information to be processed using company expense rules that eliminates significant processing and (iv) allows remote users to input cash receipt data into laptop computers. The General Partner has approved an investment of $1.25 million in Captura.

ichat, Inc.
-----------
ichat, Inc., ("ichat") is a leading supplier of interactive real-time Internet
and intranet communications  software products,  tools and  technology.   The
company's ROOMS product enable companies and organizations to add two-way communications to their external or internal web sites, so that site visitors can communicate with representatives and each other. When visitors enter a chat-enabled web page, an ichat frame opens up and displays any on-going chat session among visitors. The General Partner has approved an investment of $2 million in ichat.

Leiner  Health  Products Group  Inc.
------------------------------------
Leiner  Health Products  Groups  Inc. ("Leiner") is the U.S.'s
largest manufacturer of vitamins, minerals, and nutritional supplements and distributes its products primarily through the mass market retailers. Leiner has a 23% market share of all mass market vitamin sales in the United States and a 50% share of the mass market private label segment. Leiner's products are sold in more than 50,000 of the nation's leading retail outlets, including the 20 largest drugstore chains and 18 of the 20 largest supermarket chains. This investment will be held indirectly through another entity, North Castle Partners I, L.L.C., formed by a third party to acquire the investment. Such third party will receive a carried interest in the profits of such entity. The General Partner has approved an investment of at least $14.3 million in Leiner.

Orbital Imaging Corporation.
----------------------------
Orbital Imaging Corporation ("Orbimage")  is a start-up company that seeks to become a satellite operator in the global space-based imagery industry. Orbimage, an affiliate of the Orbital Sciences Corporation, intends to launch and operate a fleet of small, low-cost Earth observation satellites to collect, process and distribute digital imagery of land areas, oceans and weather conditions. The General Partner has approved an investment of up to $7 million in Orbimage.

Packard  BioScience Company.
----------------------------
Packard BioScience Company ("Packard"), founded in 1949, is a leading global manufacturer of analytical instruments and related supplies and services. Packard's long-term relationships with pharmaceutical laboratories, engineering capabilities and extensive international sales and service organization leaves it in a unique position to benefit from trends influencing the life sciences market such as (1) the growth in funding from pharmaceutical and biotechnology industries; (2) the demand for increased automation at pharmaceutical, biotechnology and clinical laboratories; (3) the need for accelerated drug discovery; (4) the need to improve research efficiency and (5) the growth of non-radioisotopic bioanalytical research. Packard's subsidiary Canberra Nuclear Products Group sells instruments (1) to detect the presence of nuclear materials; (2) for use in the decommission and decontamination of nuclear plants; (3) for use for worker health and safety in connection with nuclear products and (4) for use in connection with the disposal of nuclear waste. The General Partner has approved an investment of $1 million in Packard.

Procomp  Amazonia Industria  Electronica LTDA.
----------------------------------------------
Procomp Amazonia  Industria Electronica LTDA
("Procomp"), is the leading bank automation company in Brazil. Procomp sells packaged proprietary and remarketed hardware and software to banks in Brazil and provides after-market maintenance and services to its customers. The company's products, which are assembled at a production facility in the Free-Trade Zone of Manaus in Brazil, include Automatic Teller Machines ("ATMs"), financial terminals and other peripheral products. The General Partner has approved an investment in Procomp of up to $4 million.

PT Keramika Indonesia Assosiasi.
--------------------------------
PT Keramika Indonesia Assosiasi ("KIA") is an Indonesian
ceramic tile manufacturer, which trades on the Jakarta Stock Exchange. The company is 70.6%-owned by the Ongko Group, an Indonesian conglomerate owned and managed by the Ongko family. KIA is the only domestic ceramic tile producer that offers a full line of wall, roof and floor tiles in addition to ceramic bathroom products. The company has a network of showrooms through which it markets its products. The company's strategy is to: (1) expand its capacity to address undersupply in its primary market; (2) emphasize the manufacture of larger tile, which can be sold at higher prices; (3) move away from the manufacture of swimming pool tile which is expensive to produce; (4) increase its capacity to produce roof tiles; and (5) strengthen its marketing and distribution network. The General Partner has approved an investment in KIA of up to $2 million.

Walls Holding Company, Inc.
---------------------------
Walls Holding Company, Inc. ("Walls") is a leading designer, manufacturer and marketer of a broad line of high-quality branded workwear, hunting and outdoor apparel and outerwear. Founded more than 50 years ago, Walls sells its products nationwide through mass merchandisers, sporting goods stores, independent retailers and catalog retailers. In addition, Walls operates eight retail factory outlets. This investment will be held indirectly through another entity formed by a third party to acquire the investment. Such entity will charge a management fee and a carried interest. The General Partner has approved an investment of $1.9 million in Walls.

Wendeng Tianrun Crankshaft Co. Ltd.
-----------------------------------
Wendeng Tianrun Crankshaft Co. Ltd. ("WTC") is a joint venture established to own Shandong Crankshaft General Factory ("SCGF"), the largest independent manufacturer of crankshafts for diesel trucks in the People's Republic of China. The factory is located in Shandong province in China. WTC is 60% owned by Wendeng City, which contributed SCGF to the joint venture and 40% owned by entities affiliated with Merrill Lynch. The proceeds of the new investment is targeted to build a new casting plant and additional facilities and to purchase equipment for these facilities which are scheduled to be completed in 1999. The plant currently produces crankshafts for diesel trucks and for the replacement market. SCGF's current customers include some of the top domestic diesel manufacturers in China. The General Partner has approved an investment of up to $1 million by the Partnership in WTC.

Charterhouse Equity Partners III, L.P.
--------------------------------------
Charterhouse Equity Partners is a limited partnership fund with a maximum size of $750 million that will seek to make private equity investments in buyouts, recapitalizations and companies requiring capital for business expansion. The General Partner has approved an investment of $5 million in Charterhouse Equity Partners III, L.P.

Fleming U.S. Discovery Fund III, L.P.
-------------------------------------
The Fleming U.S. Discovery Fund III ("U.S. Discovery
Fund III") is a fund organized by Fleming Capital Management that will seek to make privately-negotiated purchases of companies with small capitalizations that are already traded in the public market. The fund will seek to take advantage of the inefficiencies in the public market with respect to so-called "small cap" companies with little research coverage and therefore not as well known to the public. The General Partner has approved an investment of $1 million by the Partnership in the U.S. Discovery Fund III.

Jerusalem Venture Partners, L.P.
--------------------------------
Jerusalem Venture Partners, L.P. is a private venture capital fund, that will seek to make venture capital investments in technological companies based in or with connections to Israel. The General Partner has approved an investment of up to $1 million in Jerusalem Venture Partners, L.P.

M.D. Sass Corporate Resurgence Partners, L.P.
---------------------------------------------
M.D. Sass Corporate Resurgence Partners, L.P.
("MD Sass") is a limited partnership fund formed by the M.D. Sass investment management firm that will seek to continue the firm's historical strategy of investing in various classes of securities of companies in financial distress or which have recently emerged from financial reorganization. The new fund will also seek positions in distressed securities on a short-term basis, but will also take control positions in distressed companies. The General Partner has approved an investment of up to $3 million in MD Sass.

Spectrum Equity Investors II L.P.
---------------------------------
Spectrum Equity Investors II L.P. ("Spectrum II") is a fund formed that will seek to make private equity investments in companies in the communications, information, media, entertainment and telecommunications segments of the economy. Spectrum II will seek to make equity investments in communications, telecommunications, information, media and entertainment product and service companies by taking majority positions in middle-market growth companies and minority positions in earlier-stage companies serving rapidly developing market segments. The General Partner has approved an investment of up to $2.7 million in Spectrum II.

SUN Capital Partners L.P.
-------------------------
SUN Capital Partners L.P. is a fund organized by the SUN group of companies to make direct equity and equity-related investments in enterprises organized or operating primarily in the Russian Federation countries. The SUN group of companies is affiliated with the Khemka group based in India, which has been operating in Russia for almost four decades. The General Partner has approved an investment of $10 million by the Partnership in the fund.

TPG Partners II L.P.
--------------------
TPG Partners II L.P. is a limited partnership fund with a maximum size of $2.5 billion which will seek to acquire control of companies (primarily in the United States) though acquisitions and corporate restructurings. The fund was formed by the Texas Pacific Group. The General Partner has approved an investment of $10 million in TPG Partners II L.P.

Warburg, Pincus Ventures International, L.P.
--------------------------------------------
Warburg, Pincus Ventures International, L.P. is a limited partnership fund which will be managed by E.M. Warburg, Pincus & Co. LLC and will seek to make private equity and venture capital investments in companies whose principal place of business is located outside the United States. The General Partner has approved an investment of $10 million in Warburg, Pincus Ventures International, L.P.

ZML Partners Limited Partnership IV.
------------------------------------
ZML Partners Limited Partnership IV ("Zell IV") is a limited partnership formed to act as the general partner of Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership IV (the "Fund"). The Fund will seek to acquire a high quality, geographically diversified portfolio of real estate assets, primarily office buildings. The investment period is ten years and Zell IV has agreed to use its best efforts to sell the property of the Fund within 15 years from the initial closing of the Fund. The General Partner has approved an investment of $2.5 million in Zell
IV. Such limited partnership interest permits participation in the carried interest of Zell IV in the Fund.

Leverage

    The Partnership Agreement permits the General Partner to borrow funds on behalf of or lend funds to the Partnership. The General Partner will obtain funds for making Partnership investments when it believes such action is desirable. The Partnership may also borrow funds to enable it to make follow-on investments with respect to any direct investments it might make in portfolio companies. However, it is expected that the Partnership would not otherwise incur substantial debt with respect to other types of investments. The Investment Company Act generally limits the amount of indebtedness the Partnership may incur to 331/3% of its gross assets. However, the General Partner has obtained an order from the Securities and Exchange Commission applicable to the Partnership which permits the Partnership to enter into nonrecourse loans relating to investments other than securities without regard to such limitation.

    The use of leverage would exaggerate increases or decreases in the Partnership's net assets. To the extent that Partnership revenues are required to meet debt service obligations, the Partners may be allocated income (and therefore tax liability) in excess of cash available for distribution.

Liquidation of Investments

    The Partnership intends to liquidate its portfolio investments prior to dissolution. Leveraged buyout and venture capital investments typically require from four to seven years to reach a state of maturity before disposition can be considered. Investments in corporate restructuring and recapitalization transactions may also require a substantial holding period. Investments in partnerships involved in real estate investments may also be illiquid for significant periods, including periods extending for the term of the underlying investment vehicle. As a result, the Partnership's investments will generally be held for a significant time period until disposition can be considered through negotiated private sales or sales made in the public market pursuant to exemptions from registration under the Federal securities laws. The Partnership expects to utilize the services of MLPF&S, to the extent permitted by the Investment Company Act, in executing transactions for the sale of its investments. In the absence of a specific exemption, the Partnership is generally precluded by the Investment Company Act from selling portfolio securities, including high yield debt securities, to MLPF&S on a principal basis.

Reinvestment Policy

    The General Partner has the discretion to reinvest all Partnership revenues. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies. In addition, income or gains generated by investments in hedge funds may be re-invested in such funds until such time as the Partnership determines to dispose of its investments therein. The General Partner may also cause the Partnership to maintain reserves for follow-on investments or to apply cash received from investments to the prepayment of any borrowings made by the Partnership. To the extent that cash received by the Partnership is not required for such purposes or to reimburse the General Partner for expenses incurred by it, such cash will be distributed to the Partners at least annually.

Investment Restrictions

    The Partnership has adopted the following investment restrictions which may not be changed unless authorized by an amendment of the Partnership Agreement by the vote of a majority-in-interest of the Limited Partners of the Partnership. These restrictions provide that the Partnership may not (i) issue senior securities other than in connection with borrowings described in
(iii) below, (ii) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options, (iii) borrow amounts in excess of 331/3% of its gross assets, except that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to such limitation, (iv) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, (v) invest more than 25% of its Partners' capital contributions in the securities of issuers in any particular industry, except for temporary investments in United States Government and Government agency securities, domestic bank money market instruments and money market funds, or (vi) make loans to other persons in excess of 331/3% of its gross assets, provided that investments in privately offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation are not considered loans for purposes of this restriction. In addition, the Partnership will not invest any of its assets in the securities of other registered investment companies or investment companies organized outside of the United States, except to the extent permitted by the Investment Company Act.

Temporary Investments

    Prior to the expenditure of the capital contributions of the Limited Partners, and pending distributions of available cash, the Partnership will invest funds in various types of marketable securities. These securities include money market instruments and securities issued by taxable or tax-exempt money market funds (including funds sponsored by affiliates of the General Partner). An exemptive order obtained from the Securities and Exchange Commission permits the Partnership to purchase money market instruments, shares of money market funds and certain other securities from affiliates of ML & Co. in principal transactions.


                 TAX ASPECTS OF INVESTMENT IN THE PARTNERSHIP


EACH PROSPECTIVE LIMITED PARTNER IS URGED TO CONSULT A PERSONAL TAX ADVISOR WITH RESPECT TO THE MATTERS DISCUSSED BELOW AS THEY RELATE TO SUCH PROSPECTIVE LIMITED PARTNER'S CIRCUMSTANCES.

                             Scope and Limitation

    The following discussion of the Federal income tax consequences of an investment in the Partnership, together with the opinions of counsel referred to below, are based upon the existing provisions of the Internal Revenue Code of 1986, as amended to date (the "Code"), the regulations promulgated or proposed thereunder (the "Regulations" or the "Proposed Regulations"), current administrative rulings and practices of the Internal Revenue Service (the "IRS") and existing court decisions, any of which could be changed at any time. Any such changes may or may not be retroactive with respect to transactions prior to the date of such changes and could significantly modify the statements and opinions expressed herein.

    At the Closing of the offering of Units, the Partnership will receive the opinion of Brown & Wood LLP ("Tax Counsel") to the effect that:

    (i) the Partnership will be classified as a partnership for Federal income tax purposes and not as an "association" taxable as a corporation and will not be classified as a publicly traded partnership within the meaning of Code Section 7704(b) (see "Classification as a Partnership" below); and

    (ii) the allocations of income, gain, loss, deduction and credit of the Partnership will be respected for Federal income tax purposes, so long as
no  Limited  Partner's   capital  account  becomes  negative   (see  "General
Principles of Partnership Taxation--Allocations and Distributions" below).

    The Partnership also will request additional opinions of Tax Counsel with respect to the other material Federal income tax issues described in this Prospectus as such matters arise in the course of the Partnership's investment decisions. All such opinions of Tax Counsel will be subject to, and limited by, the assumptions made and matters referred to in such opinions, including the laws, rulings and regulations in effect as of the date of such opinions, all of which are subject to change.

    Partners should note that the opinions of Tax Counsel are not binding on the IRS or the courts. The opinions of Tax Counsel regarding the issues specifically identified represent Tax Counsel's judgment based on its analysis of the law, and express what Tax Counsel believes a court would conclude if properly presented with such issues. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of certain items or, if it does, that it will not be successful. The opinions are based on the applicable statutes, regulations, cases and rulings in effect on the date of the opinions. If any of the authorities on which the opinions are based should change, the conclusions set forth in the opinions may be affected. The opinions of Tax Counsel are also based on certain representations by the General Partner, including a representation that the factual matters referred to herein are accurate and complete as of the date of Closing. If such facts or representations are inaccurate, Tax Counsel's opinion may not apply to such changed circumstances.

                           Overview of Tax Aspects

    The Code provides that a partnership is not itself subject to Federal income taxation. Rather, each Limited Partner will be required to take into account in computing his of her Federal income tax liability his or her allocable share of the Partnership's capital gains and capital losses and other income, losses, deductions, credits and items of tax preference for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether he or she has received or will receive any distribution from the Partnership. Partnership revenues may be retained by the Partnership to be applied to working capital reserves, or used to reduce outstanding debts or borrowings or Partnership expenses. In addition, some of the investment funds in which the Partnership may invest, including hedge funds, may re-invest all or a potion of realized capital gains or other income rather than making cash distributions. Also, certain of the temporary investments which may be made by the Partnership or any investment partnership in which the Partnership invests include zero coupon bonds or other obligations having original issue discount. For Federal income tax purposes, accrual of original issue discount will be attributable to Partners as interest income even though the Partnership does not realize any cash flow as a result of such accrual.

    The Partnership is required to (i) file annually an information return on Form 1065 and (ii) following the close of the Partnership's taxable years, provide to each Partner a Schedule K-1 indicating such Partner's allocable share of the Partnership's income, gain, losses, deductions, credits, and items of tax preference. Assignees of Limited Partners who are not admitted to the Partnership will not receive any tax information from the Partnership. See "General Principles of Partnership Taxation--Partners, Not Partnership, Subject to Tax" below.

Classification of a Partnership as a PTP

    Under Section 7704 of the Code, generally a publicly traded partnership ("PTP") is to be treated as a corporation for Federal income tax purposes.

    PTPs are defined in Code Section 7704(b) as partnerships whose interests are (i) traded on an established securities market (i.e., a national exchange, local exchange, or over-the-counter market) or (ii) readily tradeable on a secondary market or the substantial equivalent thereof. Units in the Partnership will not be listed for trading on an established securities market and the General Partner will not participate in the establishment of any secondary market or substantial equivalent thereof and will not recognize any transfers made on any such market. A Limited Partner may not transfer a Unit unless the Limited Partner represents, and provides other documentation, satisfactory in form and substance to the General Partner that such transfer was not effected through a broker-dealer or matching agent which makes a market in Units or which provides a readily available, regular and ongoing opportunity to Partners to sell or exchange their Units through a public means of obtaining or providing information of offers to buy, sell or exchange Units. Prior to recognizing the sale of a Unit, the General Partner must determine that such sale, assignment or transfer will not, by itself or together with any other sales, transfers or assignments, substantially increase the risk of the Partnership being classified as a publicly traded partnership. A transferor will not be required to make the representations described above if the transferor represents that the transfer is effected through an agent whose procedures have been approved by the General Partner as consistent with the requirements for avoiding classification as a publicly traded partnership.

    On November  21, 1995,  the IRS issued  final regulations on  classifying certain publicly traded partnerships as corporations (the "Final PTP Regulations"). The Final PTP Regulations provide certain safe harbors which, if satisfied by a partnership, will result in interests in the partnership not being treated as readily tradeable on a secondary market or the substantial equivalent thereof. The Final PTP Regulations provide, in relevant part, that interests in a partnership will not be considered readily tradeable on a secondary market or a substantial equivalent thereof within the meaning of Section 7704(b) of the Code for a taxable year of the partnership if the sum of the percentage interests in partnership capital or profits represented by partnership interests that are sold or otherwise disposed of during the taxable year does not exceed 2% of the total interest in partnership capital or profits (the "2% Safe Harbor"). For this purpose, the following transfers, as well as certain redemptions (collectively, "Safe Harbor Transfers"), will be disregarded: (i) transfers in which the basis of the partnership interest in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the Code);
(iv) the issuance of interests by or on behalf of the partnership in exchange for cash, property, or services; (v) distributions from a retirement plan qualified under Section 401(a); and (vi) block transfers. (The term "block transfer" means the transfer by a partner in one or more transactions during any thirty calendar day period of partnership interests representing in the aggregate more than 2% of the total interest in partnership capital or profits.)

    The Final PTP Regulations also provide that sales through a matching service ("Matched Sales") will be disregarded (the "Matching Service Safe Harbor") for purposes of determining whether partnership interests are to be considered readily tradeable on a secondary market or the substantial equivalent thereof if: (i) at least a 15 calendar day delay occurs between the day the operator receives written confirmation from the listing customer that an interest in a partnership is available for sale (the "contact date") and the earlier of (A) the day information is made available to potential buyers regarding the offering of such interest for sale, or (B) the day information is made available to the listing customer regarding the existence of any outstanding bids to purchase an interest in such partnership at a stated price; (ii) the closing of the sale effected through the matching service does not occur prior to the 45th calendar day after the contact date;
(iii) the listing customer's information is removed from the matching service within 120 calendar days after the contact date; (iv) following any removal of the listing customer's information from the matching service (other than removal by reason of a sale of any part of such interest), no interest in the partnership is entered into the matching service by such listing customer for at least 60 calendar days; and (v) the sum of the percentage interests in partnership capital and profits represented by partnership interests that are sold or otherwise disposed of other than in Safe Harbor Transfers during the taxable year of the partnership does not exceed 10 percent of the total interest in partnership capital and profits.

    The Partnership Agreement provides that the Partnership will satisfy one of such safe harbors. The Partnership Agreement also provides that any transfer of Units to a market maker will be null and void unless the market maker certifies that it is holding such Units for investment purposes. The General Partner has also represented that it intends to exercise its discretion regarding transfers in a manner designed to prevent the Partnership from becoming a PTP. Accordingly, it is not anticipated that the Partnership will be a PTP. There can be no assurance, however, that the General Partner will be successful in its efforts.

                       Classification as a Partnership

Significance of Partnership Status

    A limited partnership may be classified for Federal income tax purposes as either a "partnership" or an association taxable as a corporation. If the Partnership is classified as a partnership, the Partners will be subject to tax currently on their respective distributive shares of Partnership income and gain, and, subject to certain limitations, will be entitled to claim currently their respective distributive shares of any Partnership losses and credits. If the Partnership were to be classified as an association taxable as a corporation, the Partners therein would be treated as shareholders of a corporation and, consequently, (i) items of income, gain, deduction, loss and credit would not flow through to such Partners to be accounted for on their individual Federal income tax returns, (ii) cash distributions would be treated as corporate distributions to such Partners, some or all of which might be taxable as dividends, and (iii) the taxable income of the Partnership would be subject at the partnership level to the Federal income tax imposed on corporations and, potentially, to state and local corporate income and franchise taxes.

    The Partnership will not seek a ruling from the IRS on the question of its classification for Federal income tax purposes as a partnership but rather will rely on an opinion of Tax Counsel as described below. The opinion of Tax Counsel will not be binding upon the IRS.

Qualification of the Partnership as a Partnership

    At the Closing of the offering of Units, Tax Counsel will deliver its opinion that, under the present provisions of the Code, Regulations, published rulings of the IRS and court decisions, all of which are subject to change, assuming the activities of the Partnership are conducted as described herein and in compliance with the provisions of the Partnership Agreement, and based on certain representations of the General Partner, for Federal income tax purposes, the Partnership will be treated as a partnership.

    Tax Counsel's opinion as to the partnership status of the Partnership is based in part upon Section 301.7701-2 of the current Regulations which provides that an unincorporated organization with two or more members that is created or qualifies under applicable state law will be classified as a partnership for Federal income tax purposes unless the organization elects to be classified as a corporation. In Tax Counsel's opinion, based upon certain representations of the General Partner, the Partnership will be treated as a partnership for Federal income tax purposes rather than an association taxable as a corporation.

    No assurance can be given that partnership status will not be lost as a result of future changes in the applicable law or Regulations (which changes might be applied retroactively) or due to changes in the manner in which the Partnership in fact is operated. As more fully described below, loss of partnership status and treatment of the Partnership as an "association" taxable as a corporation would have a material adverse effect of the tax treatment of the Partnership, the Partners and on the value of the Units.

    In addition to the foregoing considerations concerning classification of the Partnership as a partnership, the General Partner has instituted measures which are intended to reduce the risk of the Partnership being treated as a PTP or an association taxable as a corporation for Federal income tax purposes. Specifically, the General Partner will represent, at the time of Closing, that it will take such actions and implement such procedures as are necessary to enable the Partnership to comply with one of the safe harbors enumerated in the Final PTP Regulations. In addition, the General Partner will not recognize any transfer of Units if, in the opinion of the
Partnership's tax counsel, the manner of such transfer could cause the Partnership to be classified as an association taxable as a corporation for Federal income tax purposes or cause it to be a PTP. Accordingly, at the Closing of the offering of Units, Tax Counsel will deliver their opinion that the Partnership will not be a PTP within the meaning of Section 7704(b) of the Code.

    If  for any  reason  the Partnership  were  treated as  an  "association"
taxable as a corporation, capital gains and losses and other income and deductions of the Partnership would not be passed through to the Limited Partners, and the Limited Partners would be treated as shareholders for tax purposes. Any distributions by the Partnership to each Limited Partner would be taxable to that Limited Partner as a dividend, to the extent of the Partnership's current and accumulated earnings and profits, and treated as gain from the sale of a Partnership interest to the extent it exceeded both the current and accumulated earnings and profits of the Partnership and the Limited Partner's tax basis for his or her interest.
                            _____________________

    The remainder of the discussion under "Tax Aspects of Investment in the Partnership", including observations as to the tax results of the normal operation of the Partnership and of such events as the Partnership's sale of an interest in portfolio companies or a Partner's sale of an interest in the Partnership, is based on the assumption that the Partnership will be classified as a partnership for Federal income tax purposes. In general, this discussion is limited to the Federal income tax aspects of investment in the Partnership, although reference is made to other tax considerations. See "State and Local Taxes".

                  General Principles of Partnership Taxation

Partners, Not Partnership, Subject to Tax

    As discussed above, the Partnership, if recognized as a partnership for Federal income tax purposes, will not itself be liable for any Federal income tax. Although the Partnership must annually file a U.S. Partnership Return of Income, Form 1065, that return is merely an information return. Instead, the Partnership will report to each Partner such Partner's distributive share (generally, as determined under the Partnership Agreement, as discussed under "Allocations and Distributions" below, and reported on Schedule K-1 of Form
1065) of income, gain, loss, deduction, credit and items of tax preference. Each Partner will then report on his or her own Federal income tax return, much as if the Partner were directly engaged in the investment activities of the Partnership, such Partner's share of those items for the Partnership tax year that ends with or within the Partner's tax year.

    A Partner's share of items of Partnership income are included directly in the computations of the Partner's adjusted gross income and taxable income. The Partner's share of any Partnership deductions or losses may, subject to certain exceptions discussed below (see "Basis of Partnership Interest", "`At Risk' Limitation on Deducting Losses", "Passive Activity Loss Limitation", " Deductibility of Operating Expenses" and "Limitations on the Deductibility of Interest"), offset the Partner's allocable share of Partnership income and, if sufficient in amount, a Partner's income from other sources.

    As a general rule, any cash distributions or constructive distributions (e.g., a decrease in the Partner's share of Partnership liabilities) by the Partnership will be taxable to a Partner only to the extent that such distributions exceed the tax basis of the recipient Partner in the year of receipt or are received in exchange for the recipient Partner's interest in "unrealized receivables" or substantially appreciated "inventory items" under
Section 751 of the Code. See "Basis of Partnership Interest" and "Transfer of a Partnership Interest" below. Conversely, the mere absence of cash or constructive distributions will not, of itself, limit or affect the recognition of taxable income by Partners.

Basis of Partnership Interest

    As a general matter, a partner's basis for his or her interest in a partnership is significant in determining (i) taxable gain or loss to the partner on disposition or liquidation of such partner's interest in the partnership, (ii) the extent to which partnership expenses or losses are deductible by the partner, and (iii) the extent to which partnership distributions represent taxable income to the partner. In this respect, a partner's basis for his or her partnership interest represents a measure of the partner's "investment" in the partnership at any given time for Federal income tax purposes.

    A Limited Partner's basis for his or her interest in the Partnership will initially be the amount of such Partner's cash contribution to the capital of the Partnership, plus such Partner's share, as discussed below, of any Partnership liabilities. Such basis will be increased by (i) the Partner's distributive share of Partnership taxable income, including capital gain, (ii) the Partner's distributive share of Partnership income exempt from tax, if any, and (iii) any increase in the Partner's share of Partnership liabilities. A Partner's basis will be decreased (but not below zero) by (i) the Partner's distributive share of cash distributions, (ii) the Partner's distributive share of Partnership losses and deductions, (iii) any decrease in the Partner's share of Partnership liabilities, and (iv) the Partner's distributive share of Partnership expenditures that are neither deductible nor properly chargeable to his or her capital account.

    It is anticipated that the Partnership may incur borrowings to make follow-on investments with respect to its direct equity investments. It should also be anticipated that debt financing will be utilized by other investment funds in which the Partnership may acquire interests. Such borrowings will usually be nonrecourse liabilities by their terms secured solely by the assets of the Partnership or such other investment funds and for which no Partner will have any personal liability. Each Limited Partner will be permitted to include his or her allocable share (as determined under Code Section 752) of any such nonrecourse liabilities in the basis of his or her Partnership interest, but only to the extent that the amount of such liabilities does not exceed the fair market value of the property securing such liabilities. However, even though a Limited Partner's allocable share of Partnership nonrecourse borrowings will be includable in the tax basis of his or her Partnership interest, such borrowings will not increase the amount the Limited Partner is considered "at risk" for purpose of the deductibility of Partnership losses. See "`At Risk' Limitation on Deducting Losses".

    If recognition of a Partner's distributive share of Partnership losses would reduce the tax basis of the Partner's interest in the Partnership below zero, the recognition of such losses is deferred until such time as the recognition of such losses would not reduce the Partner's basis below zero. To the extent that Partnership cash distributions, or any decrease in a Partner's share of the nonrecourse liabilities of the Partnership (which is considered a constructive cash distribution to the Partners), would reduce a Partner's basis below zero, such distributions constitute taxable income to the recipient Partner. If the Partner is not a "dealer" in securities, the distribution will normally represent a capital gain and, if the Partnership interest has been held for longer than the capital gains holding period (currently one year), the distribution will constitute a long-term capital gain.

`At Risk' Limitation on Deducting Losses

    Under Section 465 of the Code, individuals and certain closely-held corporations are entitled to deduct their distributive shares of partnership losses attributable to partnership activities only to the extent of the amount they are considered "at risk" with respect to their partnership interests at the end of the taxable year.

    A Limited Partner in the Partnership will initially be considered "at risk" with respect to his or her Partnership interest to the extent of the cash contributed to the Partnership for Units, provided such Units are not financed with borrowings from persons with certain interests (other than as a creditor) in the Partnership activities or with borrowings solely secured by Units. While a Limited Partner's tax basis in his or her Units will be increased by his or her allocable share of any nonrecourse liabilities of the Partnership (see "Basis in Partnership Interest" above), such liabilities are not includable in the Partner's amount "at risk". However, the Code provides an exception to this general rule that permits certain qualified nonrecourse financing secured by real property to be included in an investor's amount "at risk". This exception may have relevance if the Partnership indirectly invests in real estate through other investment funds.

    The amount a Limited Partner is "at risk" in the Partnership will be increased by, among other things, his or her share of Partnership ordinary income and capital gain. A Limited Partner's amount "at risk" will be reduced by (i) all Partnership distributions to, or on behalf of, the Partner and (ii) his or her share of Partnership deductions and losses. The Partner's share of Partnership deductions and losses over Partnership income not allowable in any year as a result of the "at risk" limitation is carried forward until such time, if ever, as it is allowable under the "at risk" rules.

    If, at the end of any taxable year, the amount a Limited Partner is "at risk" is less than zero (for example, as a result of a cash distribution from the Partnership) the deficit amount "at risk" is "recaptured"; that is, the Limited Partner must include in gross income an amount equal to the negative amount "at risk". However, the amount of gross income so recognized to offset the deficit amount "at risk" may be treated as a deduction and carried forward as a suspended loss until such time, if ever, as it is allowable.

    The timing, duration and extent of any deferral or "recapture" of losses as a consequence of the "at risk" limitation will depend upon the nature of the Partnership's investments, the amount of Partnership revenue and expenses and the amount and the terms of Partnership leverage. In any event, prospective Limited Partners should consider the effect of the "at risk" rules in arranging any financing for a purchase of Units.

Passive Activity Loss Limitation

    Under the passive activity loss provisions of Section 469 of the Code, losses and credits from trade or business activities in which a Limited Partner does not materially participate (i.e., "passive activities") will only be allowed against income from such activities. Therefore, such losses cannot be used to offset salary or other earned income, active business income or "portfolio income" (such as dividends, interest, royalties and nonbusiness capital gains) of the Limited Partner. Losses and credits suspended under this limitation can be carried forward indefinitely and can be used in later years against income from passive activities. Moreover, a taxable disposition by a Limited Partner of the entire interest in a passive activity will cause the recognition of any suspended losses attributable to that activity. The passive activity loss limitation applies to individuals, estates, trusts, and most personal service corporations. A modified form of the rule also applies to closely-held corporations.

    The primary activity of the Partnership will be the investment, holding and eventual disposition of privately-offered securities acquired in connection with direct equity investments. Prior to the commitment of Partnership funds to such investments, and pending distributions of available cash to the Partners, the Partnership will temporarily invest funds in various types of marketable securities. Any ordinary income (such as interest or dividend income) derived from either of such investment activities, or capital gains realized upon disposition of such investments, will be treated as portfolio income. Portfolio income is not considered passive income and, thus, cannot be offset by a Partner's passive losses from other activities of the Partnership (such as investment in certain other investment funds) or other sources. Accordingly, a prospective Limited Partner should not invest in the Partnership with the expectation of using his or her proportionate share of portfolio income and capital gain from the Partnership to offset losses from his or her interest in passive activities. On the other hand, a Limited Partner's proportionate share of any capital loss from portfolio investments or any ordinary expense (including any interest expense) allocable to portfolio investments, although they may be subject to the limitations imposed on deductibility of (i) capital losses
(ii) itemized investment expenses incurred in the production of portfolio income (see "Deductibility of Operating Expenses") or (iii) investment interest (see "Other Tax Considerations--Limitations on the Deductibility of Interest"), will not be subject to the passive loss limitation rules described above.

Allocations and Distributions

    Under Section 704 of the Code, a partner's distributive share of the income, gain, loss and deduction of a partnership is determined in accordance with the partnership agreement unless the allocation of such items does not have a "substantial economic effect" independent of tax consequences. The IRS has issued final Regulations relating to a partner's distributive share of tax items and the "substantial economic effect" test. Under such Regulations, an allocation of partnership income, gain, loss or deduction (or item thereof) to a partner will be considered to have "substantial economic effect" if it is determined that (i) the allocation has "economic effect" and
(ii) that economic effect is "substantial". An allocation of tax items to partners will be considered to have "economic effect" if (a) the partnership maintains capital accounts in accordance with specific rules set forth in such Regulations and such allocation is reflected through an appropriate increase or decrease in the partners' capital accounts, (b) liquidating distributions (including liquidations of a partner's interest in the partnership) are required to be made in accordance with the partners' respective capital account balances, and (c) any partner with a deficit in his or her capital account following the distribution of liquidation proceeds would be unconditionally required to restore the amount of such deficit to the partnership. If the first two of these requirements are met, but the partner to whom an allocation is made is not obligated to restore the full amount of any deficit balance in his capital account, the allocation still will be considered to have "economic effect" to the extent the allocation does not cause or increase a deficit balance in the partner's capital account (determined after reducing that account for certain "expected" adjustments, allocations, and distributions specified by the Regulations) if the partnership agreement contains a "qualified income offset" provision.

    The Partnership Agreement provides that a capital account is to be maintained for each Partner, that the capital accounts are to be maintained in accordance with applicable tax accounting principles set forth in the Regulations, and that all allocations of Federal tax items to a Partner are to be reflected by an appropriate increase or decrease in the Partner's capital account. In addition, distributions on liquidation of the Partnership (or of a Partner's interest) are to be made in accordance with respective positive capital account balances. Although the Partnership Agreement does not impose any obligation on the part of a Limited Partner to restore any deficit in his or her capital account balance following liquidation, the Partnership Agreement does contain a "qualified income offset'' provision as defined in the Regulations.

    In order for the "economic effect" of an allocation to be considered "substantial", the Regulations require that the allocation must have a "reasonable possibility" of "substantially" affecting the dollar amounts to be received by the partners, independent of tax consequences. An allocation is insubstantial if its after-tax consequences on at least one partner, in present value, are enhanced and it is likely that the allocation will not lessen such consequences for any partner. Also, allocations are insubstantial if they just shift tax consequences within a partnership's tax year or, if they will probably be offset by future allocations.

    Based on the Regulations, Tax Counsel is of the opinion that the tax allocations of income, gain, loss, deduction and credit under the Partnership Agreement for Federal income tax purposes will be considered to have "substantial economic effect" (and thus should be respected by the IRS) to the extent such allocations do not result in any Limited Partner having a deficit in his or her capital account balance. Tax Counsel has advised the Partnership that allocations to Limited Partners that actually result in deficit capital account balances likely would not be recognized for Federal income tax purposes in the absence of an obligation to restore deficit capital account balances. It is extremely unlikely, however, that the Partnership's operations will result in any Limited Partner having a deficit balance in his or her capital account.

    If any allocation fails to satisfy the "substantial economic effect" requirement, the allocated items would be allocated among the Partners based on their respective "interests in the Partnership", determined on the basis of all of the relevant facts and circumstances. Such a determination might result in the income, gains, losses, deductions or credits allocated under the Partnership Agreement being reallocated among the Limited Partners and the General Partner. Such a reallocation, however, would not alter the distribution of cash flow under the Partnership Agreement, resulting in a possible mismatching of taxable income and cash distributed to the Partners.

    Retroactive allocations of income, gain, deductions, losses and credits are not permitted under the Federal income tax laws. Accordingly, under the Partnership Agreement, items of income, gain, deduction, loss or credit will be allocable to Partners only for the quarterly periods of the tax year in which they are members of the Partnership. When the Partnership recognizes a transfer of an interest by a Limited Partner the distributive share of any Partnership income, gain, loss, deduction or credit for the taxable year will be allocated between the transferor Partner and the transferee based upon the quarterly periods during the taxable year that each owned such Partnership interest.

Deductibility of Operating Expenses

    The Code imposes limitations on individuals with respect to the deductibility of investment expenses by allowing a deduction for itemized expenses incurred for the production of income only to the extent such expenses, combined with certain other itemized deductions, in the aggregate exceed 2% of adjusted gross income. Accordingly, to the extent certain Partnership expenses are not deductible as trade or business expenses, but rather as investment expenses, the Limited Partners might not be able to fully claim their proportionate shares of these expenses as an itemized deduction on their individual income tax returns. To the extent certain
Partnership expenses are nondeductible under this limitation, Limited Partners may have to recognize taxable income in an amount greater than cash available from the Partnership for distribution to the Partners. However, the effect of this limitation will to some extent be mitigated by the fact that the General Partner is responsible for paying Partnership operating expenses in excess of the amount of 0.5% of the aggregate capital contributions of the Limited Partners (1%, if such capital contributions are less than $60 million) (which payment will be treated as an additional capital contribution of the General Partner to be reflected in its capital account). Moreover, the General Partner may attempt to minimize the effect of the investment expense limitation provision by investing funds not invested in equity investments in short-term tax-exempt securities. The Partnership's distributive share of investment expenses incurred by any investment fund in which the Partnership invests will pass through to individual Partners as investment expenses subject to this deduction limitation.

Organization and Syndication Expenses

    For Federal income tax purposes, a partnership may not deduct organizational or syndication expenses in the year in which they are paid or incurred. Rather, Section 709(b) of the Code provides that a partnership must amortize amounts paid or incurred to organize the partnership over a period of not less than 60 months. Under Regulation 1.709-2 examples of organizational expenses of a partnership include "legal fees for services incident to the organization of the partnership, such as negotiation and preparation of a partnership agreement; accounting fees for establishing a partnership accounting system; and necessary filing fees." However, the expenses of syndicating a partnership, i.e., the expenses to promote the sale of, or to sell, interests in the partnership (such as most of the printing costs and professional fees incurred in connection with preparation and registration of this Prospectus), are non-amortizable capital assets of the partnership.

    The Partnership will pay expenses in connection with its organization and the sale of Units in an amount up to 1% of the proceeds of this offering. The General Partner will bear the remainder of any such costs. The General Partner will allocate expenses between organizational expenses, which can be amortized, and syndication expenses, which cannot be amortized or deducted, but must be capitalized. There can be no assurance, however, that the IRS would not challenge such allocation, attributing a greater amount of such expenditures to nondeductible syndication costs.

Transfer of a Partnership Interest

    The amount of gain recognized on the sale by a Limited Partner of his or her interest in the Partnership generally will be the excess of the sales price received over his or her adjusted basis in such interest. The sale by a Limited Partner of an interest held by him or her for more than one year generally will result in his or her recognizing long-term capital gain or loss (provided such Limited Partner is not deemed to be a "dealer" in such property). However, to the extent the proceeds of sale are attributable to such Limited Partner's allocable share of Partnership "unrealized receivables" or "substantially appreciated inventory items", as defined in
Section 751 of the Code, any gain will be treated as ordinary income. It is not anticipated that the Partnership will have significant amounts, if any, of "unrealized receivables" or "substantially appreciated inventory items". The sale by a Limited Partner of an interest held by him or her for less than one year generally will result in his or her recognizing short-term capital gain or loss. With respect to the allocation of tax items between the transferor and the transferee in the year in which an interest is transferred, see "Allocations and Distributions" above.

    It is not expected that a transfer of an interest in the Partnership by gift or upon death will result in recognition of gain or loss. In general, the recipient of an interest in the Partnership by gift will have a tax basis in that interest equal to the transferor's basis increased by the amount of any gift tax paid on the transfer. However, if the fair market value of the interest at the time of the gift is less than this amount, Section 1015 of the Code may reduce the amount of loss the recipient can recognize on a subsequent sale. The recipient of such an interest resulting from a transfer upon death generally would have a tax basis in such interest equal to the fair market value of the interest at the date of death or, where applicable, the estate tax alternate valuation date.

No Election under Section 754

    Section 754 of the Code permits a partnership to make an election to adjust the basis of the partnership's assets in the event of a distribution of partnership property to a partner or transfer of a partnership interest. Depending upon particular facts at the time of any such event, such an election could increase the value of a partnership interest to the transferee (because the election would increase the basis of the partnership's assets for the purpose of computing the transferee's allocable share of partnership tax items) or decrease the value of a partnership interest to the transferee (because the election would decrease the basis of the partnership's assets for that purpose). Because an election under Section 754, once made, cannot be revoked without obtaining the consent of the IRS, because such an election may not necessarily be advantageous to all the Limited Partners, and because of the accounting complexities that can result from having such an election in effect, it is unlikely that the General Partner would make such an election on behalf of the Partnership. The General Partner will advise the Limited Partners prior to any election under Section 754.

Termination of the Partnership for Tax Purposes

    Because of the absence of an established market for the Units, and because investments in the Partnership most likely will be made primarily with a view toward realizing long-term capital appreciation, it is not anticipated that 50% or more of the capital and profits interests in the Partnership will be sold or exchanged within any single 12-month period. However, if 50% or more of such interest were sold or exchanged within any single 12-month period, the Partnership would be deemed terminated for Federal income tax purposes. Among other tax consequences, the effect to a Limited Partner of such a deemed termination would be that he or she would recognize gain to the extent that his or her allocable share of the Partnership's cash on the date of termination exceeded the adjusted tax basis of his or her interest in the Partnership.

Liquidation of the Partnership

    In the event of the liquidation of the Partnership, the Limited Partner will recognize gain (i) to the extent that the cash received in the liquidation exceeds the tax basis for such Partner's interest in the Partnership, adjusted by such Partner's share of income, gain or loss arising from normal operations or the sale of any property held by the Partnership in the year of dissolution or (ii) if the cash so received does not exceed such Partner's basis, as so adjusted, to the extent such cash is treated as received in exchange for such Partner's interest in "unrealized receivables" and substantially appreciated "inventory items". Such gain would be capital gain, except to the extent treated as ordinary income because attributable to "unrealized receivables" and substantially appreciated "inventory items" held by the Partnership.

    Capital loss will be recognized in the event only cash, "unrealized receivables" and "inventory items" are distributed, and only to the extent the adjusted basis of a Limited Partner's interest in the Partnership exceeds the sum of money distributed and such Limited Partner's acquired basis for "unrealized receivables" and substantially appreciated "inventory items".

    Income, gain, losses, deductions, credits and items of tax preference of the Partnership realized prior to the liquidation of the Partnership will be allocated to the Limited Partners in accordance with the Partnership Agreement.

Tax Returns and Information; Audits

    The Partnership has adopted the calendar year as its tax year. The Code requires entities, such as the Partnership, in which interests are publicly offered for sale pursuant to a registration statement under the Securities Act of 1933, to adopt an accrual method of accounting for Federal income tax purposes. Within 75 days or as soon as practicable, after the close of the taxable year, the Partnership will furnish each Limited Partner (and the assignees of the Partnership interest of any Partner) copies of (i) the Partnership Schedule K-1 indicating the Partner's distributive share of tax items and (ii) such additional information as is reasonably necessary to permit the Limited Partners to prepare their own Federal, state and local tax returns. However, it is expected that annual tax information from investment funds in which the Partnership invests may not be received in sufficient time to permit the Partnership to incorporate such information into its annual tax information and distribute such information to Limited Partners prior to April 15 of each year. As a result, Limited Partners may be required to obtain extensions for filing Federal, state and local income tax returns each year. Limited Partners anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Partnership. To the extent practicable, the Partnership anticipates that it will provide estimated annual tax information in a timely manner in order to assist Limited Partners in estimating their tax liabilities. The Partnership's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the investment funds. Employees who participate in the 1997 deferred compensation plan will not, themselves, be Limited Partners by virtue of their participation in such plan.

    The Code provides for a single unified audit of partnerships at the partnership level rather than separate audits of individual partners. Under this procedure, a "Tax Matters Partner" must be appointed to represent the partnership in connection with IRS audits and other administrative and judicial proceedings. (The General Partner will act as Tax Matters Partner of the Partnership.) The IRS must send notice of a commencement of a partnership level audit to each partner with a 1% or more interest in the partnership and to the Tax Matters Partner. All partners may participate in administrative proceedings relating to the determination of partnership items; however, the Tax Matters Partner has the primary responsibility for representing the partnership in an audit and for contesting any adverse determinations. A settlement agreement between the IRS and one or more partners binds all parties to the agreement, and all other partners have the right to enter into consistent agreements. The final result of the partnership proceeding will be binding on all partners (other than partners agreeing to or being bound by a settlement with the IRS), and any resulting deficiency may be assessed and collected by notice and demand at any time after the determination becomes final.

    The Code also provides that (i) a partner must report a partnership item consistent with its treatment on the partnership return, unless the partner files a statement which identifies the inconsistency, and (ii) the statute of limitations for assessment of tax with respect to partnership items (or affected items) under the partnership level proceedings will generally be three years from the date of filing of the partnership return or the last date without extension for filing such return, whichever date is later. Notwithstanding the partnership level audit procedures, the IRS may assess a deficiency against any partner where treatment of an item in his or her individual return is inconsistent with the treatment on the partnership return.

    Any costs which the Partnership or the General Partner may incur with respect to a "unified" partnership audit and related administrative or judicial proceedings would reduce the cash otherwise available for distribution to the Partners or otherwise be borne by the Partners.

    The "unified" partnership audit procedures may increase the likelihood of IRS audits for organizations such as the Partnership.


                           Other Tax Considerations

Foreign Source Income, Foreign Tax Credits and Investments in Passive Foreign Investment Companies

    Dividends and interest received by the Partnership from foreign investments generally will be considered foreign source income and may be subject to foreign withholding taxes. Each Limited Partner may be entitled to credit his or her respective portion of any such taxes against his or her U.S. federal income taxes or to deduct such taxes from his or her U.S. taxable income. The amount of foreign withholding taxes that may be credited against a Limited Partner's U.S. federal income tax liability in any particular year will be limited, as a general rule, to an amount equal to the Limited Partner's U.S. federal income tax rate multiplied by such Limited
Partner's foreign source taxable income. This limitation must be applied separately to certain categories of foreign source income, one category of which is foreign source "passive income". For this purpose, foreign source "passive income" includes dividends and interest. As a consequence, although certain Limited Partners may be able to carry back or carry forward their unused foreign tax credits, certain Limited Partners may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Partnership. Any gain or loss recognized on the sale or exchange of a foreign investment generally will be considered United States source income. Accordingly, if a foreign jurisdiction were to impose a tax on such gain, Limited Partners may not be able to derive effective U.S. foreign tax benefits in respect of such tax.

    The Partnership may invest directly or indirectly in equity interests of an investment company organized under foreign law that is treated as a passive foreign investment company ("PFIC"). Generally, income from a PFIC in excess of a certain average amount and any gain on sale or exchange of an interest in a PFIC is subject to an additional level of tax calculated in a manner that could substantially reduce, eliminate, or even exceed such income or gain. Such income or gain earned by the Partnership is treated as earned by the Limited Partners and a Limited Partner that sells or exchanges an interest in the Partnership is deemed to have sold or exchanged his or her pro rata share of any PFIC stock held directly or indirectly by the Partnership. An election (the "QEF Election") can be made by a U.S. shareholder of a PFIC that would eliminate such additional tax but would require a current inclusion by such shareholder of its share of the earnings of the PFIC, whether or not such earnings are distributed by the PFIC. The QEF Election is permitted only if the PFIC makes certain information available to shareholders. It is uncertain whether any PFIC in which the Partnership acquires an interest will provide such information. It should be noted, however, that only the first U.S. person that owns stock in a PFIC may make the QEF election. Accordingly, Limited Partners cannot make such election individually with respect to shares owned by the Partnership, and if the Partnership owns its interest in a PFIC through another U.S. partnership, the election can only be made by that other partnership. Any such election by the first U.S. shareholder would bind all direct and indirect partners of such partnership. To the extent that the Partnership is eligible to make a QEF Election with respect to a particular PFIC, the Partnership intends to make such an election.

Limitations on the Deductibility of Interest

    Section 163(d) of the Code substantially limits the deductibility of interest on funds borrowed to purchase or hold property held for investment. "Investment interest" generally is deductible by a Limited Partner only to the extent of "net investment income". With certain limitations, excess investment interest not allowed as a deduction in one taxable year may be carried forward and deducted in subsequent taxable years to the extent that there is sufficient net investment income in such subsequent taxable years. The deductibility of interest also affects an investor's potential minimum tax liability. See "Alternative Minimum Tax".

    Investment interest is broadly defined as interest which is paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment including generally the purchase by Limited Partners of Units. Interest taken into account in determining a Limited Partner's passive losses, including generally any interest incurred or continued by a Limited Partner to purchase or carry an interest in a partnership to which the passive loss rules apply, is not considered investment interest for purposes of the investment interest limitations. See "General Principles of Partnership Taxation--Basis of Partnership Interest; Passive Activity Loss Limitation".

    In addition  to  the "investment  interest"  limitation described  above,
Section 265 (a) (2) of the Code disallows certain deductions for interest paid by a Limited Partner or a related person on indebtedness incurred or continued to purchase or carry tax-exempt obligations. A Limited Partner for whom tax-exempt obligations constitute a significant portion of such Limited Partners net worth should consider the impact of Section 265 (a) (2) of the Code on his ability to deduct his allocable share of the Partnership's interest expense.

Alternative Minimum Tax

    The alternative minimum tax, which applies to individuals, is determined by: (i) adding "tax preference" items to the individual's adjusted gross income (as reduced by certain itemized deductions and as otherwise adjusted pursuant to Sections 56 and 58 of the Code), (ii) subtracting therefrom the statutory exemption ($33,750 for single Limited Partners, $45,000 for married Limited Partners filing joint returns; but such exemptions are phased out for alternative minimum taxable incomes above $112,500 for single Limited Partners and $150,000 for joint returns), and (iii) computing a tax at the rate of 26% on the first $175,000 of alternative minimum taxable income in excess of the exemption amount, and 28% on alternative minimum taxable income that is more than $175,000 above the exemption amount. For married individuals filing separate returns, the 28% rate applies to alternative minimum taxable income that is more than $87,500 above the applicable exemption amount. If the alternative tax so computed exceeds the individual's regular tax, then he or she must pay an additional tax equal to the excess.

    Each Limited Partner must include his or her allocable share of the Partnership's tax preference items in the computation of the applicable minimum tax. It is anticipated that the Partnership will not generate any significant items of tax preference for Limited Partners. However, for Limited Partners with substantial tax preference items from sources other than the Partnership, the imposition of the alternative minimum tax could reduce the after-tax economic benefits of investment in the Partnership. Prospective Limited Partners are urged to consult their tax advisors with regard to the specific effect of the new alternative minimum tax on an investment in the Partnership.

Fringe Benefits

    Unless excluded under Section 132 of the Code or some other statutory provision, employee "fringe benefits" are includable in gross income. Under the Partnership Agreement, the General Partner will bear various expenses in connection with the organization of the Partnership (to the extent such expenses exceed 1%) and operation of the Partnership (to the extent such expenses exceed 0.5% of the proceeds of this offering, or 1% if such proceeds are less than $60 million) and will bear any sales or brokerage commissions charged in connection with the Partnerships investments. Payment by the General Partner of such expenses in excess of such amounts of the Limited Partners' capital contributions will be treated as an additional capital contribution of the General Partner under the Partnership Agreement and the General Partner's capital account will be credited to reflect such additional contribution.

    Since Units are being solely offered to ML & Co. and its employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., a fringe benefit). If the IRS were successful in such characterization, a Limited Partner's pro rata share of such expenses (equal to the fair market value of the underlying goods and services rendered the Limited Partner) might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction for such expenses in an amount corresponding to such income inclusion because some of such expenses would be attributable to non-deductible syndication expenses, or investment expenses subject to the new limitation imposed on the deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnerships portfolio assets. See "General Principles of Partnership Taxation--Deductibility of Operating Expenses; Organization and Syndication Expenses" above.

State and Local Taxes

    In addition to the Federal income tax consequences described above, prospective Limited Partners should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax law with respect to the treatment of specific items of income, gain, loss, deductions and credit. A Limited Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining his or her reportable income for state and local tax purposes in the jurisdiction in which he or she is a resident. In addition, a number of other states in which the Partnership may do business or own properties may impose a tax on non-resident Limited Partners determined with reference to their allocable shares of Partnership income derived by the Partnership from such state. Partners may be subject to tax return filing obligations and income, franchise, estate, inheritance or other taxes in other jurisdictions in which the Partnership does business, as well as in their own states or localities of residence or domicile. Also, any tax losses derived through the Partnership from operations in such states may be available to offset only income from other sources within the same state. To the extent that a non-resident Limited Partner pays tax to a state by virtue of Partnership operations within that state, he or she may be entitled to a deduction or credit against tax owed to his or her state of residence with respect to the same income. In addition, estate or inheritance taxes might be payable in a jurisdiction in which the Partnership owns property upon the death of a Limited Partner. Prospective Limited Partners are urged to consult their tax advisors with respect to possible state and local income and death tax consequences of an investment in the Partnership.

Tax Considerations for Foreign Investors

    The tax treatment applicable to a non-resident alien who invests in the Partnership is complex and will vary depending upon the particular circumstances of each Limited Partner. Each foreign investor is urged to consult with his or her tax counsel concerning the U.S. Federal, state and local and foreign tax treatment of his or her investment in the Partnership. In general, the U.S. tax treatment will vary depending upon whether the Partnership is deemed to be engaged in a U.S. trade or business. At present, it is uncertain whether, or at which point in time, the Partnership will be so engaged.

    If the Partnership is not engaged in a U.S. trade or business in the tax year, the foreign Limited Partner would, in general, be subject to a 30% (or lower treaty rate) withholding tax with respect to his or her share of the Partnership's U.S. source interest, dividends and most other portfolio or investment income for such year, but would be exempt from U.S. taxation on his or her share of capital gains realized by the Partnership if he or she is not present in the United States for 183 days or more in the calendar year in which the Partnership's year ends.

    If the Partnership is engaged in a U.S. trade or business in the tax year, the foreign Limited Partner would be required to file a U.S. Federal income tax return and would be taxed in the United States at graduated Federal income rates upon that portion of his or her net income from the Partnership for such year which is "effectively connected" with such business. Moreover, under the Code, the Partnership would be required to withhold an amount equal to the U.S. tax on the foreign partners distributive share (whether or not actually distributed) of income which is attributable to "effectively connected income" with the Partnerships conduct of a trade or business in the United States. Such withholding tax would be required to be made by the Partnership on a quarterly basis. For tax treaty purposes, the foreign Limited Partner would generally be deemed to have a "permanent establishment" in the United States in any year in which the Partnership is engaged in a U.S. trade or business.

    A non-resident alien's interest in the Partnership would be subject to U.S. Federal estate taxation if the investor dies while owning such interest.

    The above general guidelines are subject to modification by a tax treaty. Moreover, the internal tax rules of the foreign investor's home country must also be considered in determining the advisability of an investment in the Partnership.

Backup Withholding

    When a Unit is sold through a broker, the proceeds of the sale may constitute a "reportable payment" under the Federal income tax rules regarding backup withholding. Backup withholding, however, would apply only if the Limited Partner (i) failed to furnish and certify his or her Social Security number or other taxpayer identification number to the person subject to the backup withholding requirement (e.g., the broker) or (ii) furnished an incorrect Social Security number or taxpayer identification number. If backup withholding were applicable to a Limited Partner, the person subject to the backup withholding requirement would be required to withhold 31% of each distribution to such Partner and to pay such amount to the IRS on behalf of such Partner.

Possible Changes in Law

    The rules dealing with Federal income taxation are under continual review by Congress and the IRS, resulting in frequent revisions of the Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

Importance of Obtaining Professional Advice

    The foregoing analysis is not intended as a substitute for careful tax planning. The tax matters relating to the Partnership and the transactions described herein are complex and are subject to varying interpretations. Moreover, the effect of existing income tax laws and possible changes in such laws will vary with the particular circumstances of each investor. In addition, with the exception of those issues specifically referred to as the subject of the opinion of Tax Counsel to the Partnership, no opinion as to the tax consequences of an investment in the Partnership has been obtained by the Partnership. Accordingly, as previously stated, each prospective Limited Partner should consult with and rely on his or her own advisors with respect to the possible tax consequences of an investment in the Partnership.


                     SUMMARY OF THE PARTNERSHIP AGREEMENT

    The form of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") is included as Exhibit A to this Prospectus. It is recommended that each prospective purchaser read it in its entirety.

    Certain provisions of the Partnership Agreement have been described elsewhere in this Prospectus. With regard to various transactions and relationships of the Partnership with the General Partner and its affiliates, see "Conflicts of Interest", with regard to the management of the Partnership, see "The Partnership" and "The General Partner and Its Affiliates", with regard to the transfer of Limited Partners' Units, see "Transferability of Units", and with regard to reports to be made to the Limited Partners, see "Reports".

    The following briefly summarizes certain provisions of the Partnership Agreement which are not described elsewhere in this Prospectus. All statements made below and elsewhere in this Prospectus relating to the Partnership Agreement are hereby qualified in their entirety by reference to the Partnership Agreement. Capitalized terms used in this summary have the meanings ascribed to them in the Partnership Agreement.

Term

    The Partnership shall continue in full force and effect until December 31, 2037, or until dissolution prior thereto.

Partnership Capital

    No Partner shall be entitled to interest on any Capital Contribution to the Partnership or on such Partner's Capital Account. No Partner, other than the Initial Limited Partner, has the right to withdraw, or to receive any return of, his or her Capital Contribution. However, upon the death of a Limited Partner, the legal representative of such Partner may cause the interest of such Partner to be purchased as described under "Transferability of Units". No Partner has the right to receive property other than cash in return for his or her Capital Contribution.

Annual Appraisal

    The Partnership Agreement provides that, beginning December 31, 1997 and each succeeding December 31 (the "Valuation Date"), the General Partner will make an Appraisal or have an Appraisal made of all of the assets of the Partnership as of such date. The Appraisal, which may be made by independent third parties appointed by the General Partner, is to be based on such methods relating to the valuation of the Partnership's assets and liabilities as are deemed appropriate by the General Partner or an independent third party. A copy of the Appraisal will be sent to the Limited Partners within 120 days, or as soon as practicable, after the end of the Partnership's fiscal year, which ends December 31. See "Reports" for information as to the valuation procedures expected to be utilized with respect to private equity investments.

Voting Rights

    Under the Partnership Agreement, either the General Partner or 10% or more in Interest of the Limited Partners may propose any act or other matter to which the Consent of any Partner is required. Within 20 days of the making of any such proposal, the General Partner must give all Partners Notification of such proposal (including the text of any amendment or document, a statement of its purposes and a favorable opinion of counsel, pursuant to Section 10.1A of the Partnership Agreement). Any matter requiring the Consent of any or all of the Limited Partners may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification to the Limited Partners of any proposal. Any Consent required by the Partnership Agreement shall be deemed to have been given only when the General Partner has actually received the written Consents of the Partners to the doing of the act or to such matter for which the Consent was solicited, or after the affirmative vote of the Partners to the doing of such act or to such matter at a meeting called to consider the same. Any Consent so given will be nullified if a written nullification by a Limited Partner of his Consent is actually received by the General Partner prior to the time such proposed act or such matter is actually voted upon.

    Among other matters subject to approval by the Limited Partners are admission of a successor General Partner, Removal of the General Partner, Sale of all or substantially all of the assets of the Partnership, certain amendments to the Partnership Agreement, and dissolution of the Partnership prior to January 1, 2003. However, as provided in detail in Section 11.3 of the Partnership Agreement, unless, at the time of the giving or withholding of Consent for certain actions by the Limited Partners, counsel retained by the Partnership at such time is of the opinion that the giving or withholding of Consent for such action is permitted by the Delaware Revised Uniform Limited Partnership Act, does not impair the limited liability of the Limited Partners and does not adversely affect the tax status of the Partnership, certain voting rights of the Limited Partners may be restricted.

    In light of its anticipated significant holdings in the Partnership, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

Liability of Partners to Third Parties

    The General Partner will be generally liable for all obligations of the Partnership.

    The Partnership Agreement provides that no Limited Partner shall be personally liable for the debts of the Partnership beyond the amount committed by such Limited Partner to the capital of the Partnership and such Limited Partner's share of the Partnership's assets and undistributed profits. See "Risk and Other Important Factors--Possible Loss of Limited Liability". In the event the Partnership is unable otherwise to meet its obligations, the Limited Partners might, under applicable law, be obligated under some circumstances to return distributions previously received by them. See "Risk and Other Important Factors--Repayment of Certain Distributions".

Dissolution

    The Partnership shall be dissolved upon: the expiration of its term; the Incapacity, Removal or withdrawal of the General Partner and failure to designate a successor; the Sale or other disposition at one time of all or substantially all of the assets of the Partnership; an election prior to January 1, 2003 to dissolve by the General Partner with the Consent of a Majority-in-Interest of the Limited Partners; the failure of the Limited Partners to approve, by Consent of a Majority-in-Interest, the admission of a successor General Partner to the General Partner pursuant to Section 6.1A of the Partnership Agreement; after January 1, 2003, the General Partner's election to dissolve the Partnership; or the occurrence of any other event causing dissolution of the Partnership under the laws of the State of Delaware.

Amendment

    Subject to the provisions of Section 10.1 thereof, the Partnership Agreement may be amended by action of a Majority-in-Interest of the Limited Partners. However, without the Consent of all Partners, Section 4.3C of the Partnership Agreement (relating to certain restrictions on the General Partner's authority), Article Ten (relating to amendment of the Partnership Agreement) and Section 11.3 (relating to certain limitations on Limited Partners' voting rights) may not be amended. Also, without the Consent of each Partner who may be adversely affected, the Partnership Agreement may not be amended to (i) enlarge the obligation of any Partner under the Partnership Agreement or convert a Limited Partner's Interest into a General Partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the provisions of the Partnership Agreement relating to distributions of Distributable Cash and allocations of Profits and Losses. In addition, Sections 6.1 and 6.2 (relating to successors to the General Partner) may not be amended without the Consent of the General Partner. As a result of the limitations on Limited Partners' voting rights described above under "Voting Rights", there may be situations when Limited Partners are not permitted to vote on amendments of the Partnership Agreement. However, in accordance with
Section 10.1 of the Partnership Agreement, under certain circumstances the General Partner, without the Consent of a Majority-in-Interest of the Limited Partners, may amend the Partnership Agreement if, in its opinion, such amendment does not have a material adverse effect on the Limited Partners or the Partnership.

Elections

    All elections required or permitted to be made by the Partnership under the Code may be made by the General Partner in such manner as it deems most advantageous to individual Limited Partners who are (i) married and filing joint returns, (ii) not "dealers" for Federal income tax purposes, and (iii) in the highest marginal Federal income tax bracket.

Appointment of General Partner as Attorney-in-Fact

    Each Limited Partner irrevocably constitutes and appoints the General Partner such Limited Partner's true and lawful attorney-in-fact, with full power and authority in such Limited Partner's name, place and stead to make, execute, acknowledge and file such documents, instruments and conveyances as may be necessary or appropriate to carry out the provisions of the Partnership Agreement.

Principal Office of the Partnership

    The principal business office of the Partnership shall be at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, unless changed by the General Partner. The business of the Partnership may also be conducted at such additional places as the General Partner may determine.

Applicable Law

    The Partnership Agreement will be construed and enforced in accordance with the laws of the State of Delaware.


                          OFFERING AND SALE OF UNITS

Offering of Units

    MLPF&S has entered into an Agency Agreement with the Partnership and the General Partner pursuant to which MLPF&S has agreed to act as selling agent for the Partnership and the General Partner to assist in the sale of the Units to Qualified Investors on a "best efforts" basis. MLPF&S and its affiliates will not receive, directly or indirectly, any payments or compensation in connection with the offering and sale of Units.

    The Agency Agreement contains cross-indemnification clauses with respect to certain liabilities under the Securities Act of 1933.

    Eligible Investors must submit completed subscription documents not later than August 15, 1997, or such subsequent date, not later than September 15, 1997, as the General Partner and MLPF&S may determine. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon MLPF&S shall promptly debit funds from accepted investors' accounts for payment into the Partnership's escrow account. The General Partner will also advise such investors of the Offering Termination Date. If subscriptions (including subscriptions of ML & Co.) for 40,000 Units are not received by the Offering Termination Date, the offering will be terminated, and all funds received will be refunded with interest, if any, actually earned thereon.

    If subscriptions for more than 250,000 Units are received, the General Partner may, in its sole discretion, reject, in whole or in part, any Limited Partner's subscription.

Investor Suitability Standards

    Only  Qualified  Investors will  be  eligible  to purchase  Units.    See
"Investor Suitability Standards" on page 2.

Maximum Purchase by Qualified Investors

    The Partnership has imposed restrictions on the maximum amount of Units which may be purchased by any Qualified Investor. An employee of ML & Co. or its subsidiaries may only purchase Units in an amount which does not exceed 15% of such employee's cash compensation from ML & Co. or its subsidiaries received with respect to 1996 on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1995 and 1996 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same level in 1997. An employee of ML & Co. who meets the requirements of clause
(x) or (y) above may purchase Units in an amount which does not exceed 75% of the employee's compensation in respect of 1996 on an annualized basis, unless otherwise approved by the General Partner. A non-employee director of ML & Co. may only purchase Units in an amount which does not exceed two times the director's fees (including committee fees, but not including reimbursement of expenses) received from ML & Co. during 1996. Notwithstanding the foregoing, a Qualified Investor (other than ML & Co.) will only be permitted to purchase Units in the Partnership in an aggregate amount in excess of $250,000 if the offering is not fully subscribed, unless otherwise approved by the General Partner. In the event that the offering is not fully subscribed, Qualified Investors will be permitted to invest up to the specified percentage of his or her 1996 compensation (or directors fees, as applicable), provided that such amount is equal to less than 10% of the outstanding limited partnership interests of the Partnership.

Purchase of Units by ML & Co.

    The Partnership is also offering Units to ML & Co. ML & Co. has advised the Partnership that it intends to offer a deferred compensation plan to certain key employees of ML & Co. and its subsidiaries pursuant to which such employees will be permitted to defer compensation earned during 1996 and to elect to receive a return from ML & Co. determined by reference to the performance of the Partnership. ML & Co. intends to acquire Units having a purchase price approximately equivalent to the aggregate amount of compensation deferred under its plan. ML & Co. will acquire such Units at the Closing for a purchase price of $1,000 per Unit. Participants in the plan will not be Limited Partners in the Partnership by virtue of their participation in such plan and will not acquire any ownership interest in the Units purchased by ML & Co.

Subscription to Purchase Units

    Each Qualified Investor who desires to purchase any Units must:

    (a)  subscribe to purchase five or more Units;

    (b) complete, date, execute and deliver to KECALP Inc., South Tower, World Financial Center, 225 Liberty Street, New York, NY 10080-6123, one copy of the Signature Page and Power of Attorney, a form of which is attached as part of the Subscription Agreement attached to this Prospectus as Exhibit B; and

    (c) authorize an amount equal to $1,000 for each Unit that the prospective purchaser desires to purchase to be debited from his MLPF&S securities account.

    The   General  Partner   will  not,   under  any   circumstances,  accept
subscriptions for a fractional interest in a Unit.

Payment for Units

    Each Qualified Investor who subscribes to purchase Units will, by execution of the Subscription Agreement, agree to make a capital contribution of $1,000 for each Unit subscribed for and authorize that amount to be debited from his MLPF&S securities account specified on his Signature Page and Power of Attorney. If sufficient funds are not already available in the Qualified Investor's MLPF&S securities account, the Qualified Investor must deposit additional funds so that the full amount of the capital contribution for the Units for which the investor has subscribed will be available in such account.

    MLPF&S will advise investors as to whether their subscriptions have been accepted and thereupon promptly debit subscription amounts from subscribers' MLPF&S securities accounts and deposit such funds in an escrow account with The Bank of New York, for the benefit of investors. The bank escrow agent for such account may, at the direction of MLPF&S, invest such payment in U.S. government securities, bank time deposits, certificates of deposit of a domestic bank which mature prior to the Closing of the purchase of Units or bank money market accounts. The Qualified Investors' funds in such account, but not the interest earned thereon, will be released to the Partnership only if each of the following conditions has been satisfied:

    (a) on the date of Closing, the Partnership has received subscriptions for at least 40,000 Units;

    (b) on the date of Closing, the escrow agent has received the full payment of the capital contributions for the Units which the Partnership will issue and sell at such Closing; and

    (c) on the date of Closing, Brown & Wood LLP has delivered its opinion that the Partnership will be treated as a partnership for Federal income tax purposes and will not be treated as a publicly traded partnership within the meaning of Section 7704(b) of the Internal Revenue Code of 1986, as amended.

    If such conditions are not timely satisfied, all the investors' funds so held in such account will be returned to the investors. If all of such conditions are timely satisfied, each investor who has subscribed to purchase Units to be issued and sold at such Closing will become a Limited Partner and thereafter (but only thereafter) such investor's capital contributions will be paid to the Partnership, to be applied by it as described in this Prospectus. Any interest earned on funds held in escrow will be paid to subscribers in proportion to their respective subscription amounts and the length of time their subscription amounts were on deposit.

    Each Limited Partner will be entitled to the distributive share of items of income, gain, deduction, loss or credit and cash distributions allocable to such Limited Partners interest in the Partnership, as provided in the Partnership Agreement, without regard to the dates on which any Limited Partners may have subscribed to purchase Units.


                           TRANSFERABILITY OF UNITS

Restrictions

    The Partnership is designed as an investment vehicle for Qualified Investors only. The Partnership has obtained exemptions from certain provisions of the Investment Company Act on the basis that, with certain exceptions, only Qualified Investors will become Limited Partners. Purchasers of Units should view their interest in the Partnership as a long-term, illiquid investment.

    No transfer or assignment by a Limited Partner of his or her interest in the Partnership shall be effective unless made in accordance with the provisions of the Partnership Agreement. The Partnership Agreement prohibits transfer or assignment by a Limited Partner of his or her interest in the Partnership to any person who is not a Qualified Investor, except transfers to a member of his or her immediate family or transfers resulting by operation of law. (For this purpose, the members of a Limited Partner's immediate family consist of the partner's spouse and children.) No transfer of a Limited Partner's interest may be made without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. No sale, assignment or transfer of, or after which the transferor and transferee would each hold, an interest representing a capital contribution of less than $1,000, will be permitted or recognized for any purpose without the consent of the General Partner, which consent will be granted only for good cause shown.

    The sale or transfer of a Partnership interest may result in adverse income tax consequences to the transferor. Limited Partners are advised to consult their tax advisors prior to any such transfer. See "Tax Aspects of Investment in the Partnership--Transfer of a Partnership Interest".

    No transfer, assignment or negotiation of an interest in the Partnership will be recognized or effective if such transfer or assignment, together with all other such transfers on the books of the Partnership during the immediately preceding 12 months, would result in the transfer of 50% or more of the Units. See "Tax Aspects of Investment in the Partnership--General Principles of Partnership Taxation--Termination of the Partnership for Tax Purposes". In addition, pursuant to the Partnership Agreement, the
Partnership  will   satisfy  one  or   more  safe  harbor   limitations  from
classification as a publicly traded partnership which would impose more restrictive numerical limitations on the number of Units transferred. One safe harbor under current law would restrict transfers (except for certain exempt transfers) of 2% or more Units during the same taxable year. Transfers, assignments or negotiations, the recognition and effectiveness of which are so suspended and deferred, will be recognized (in chronological order to the extent practicable) when, and to the extent that, such recognition will not result in there having been transfers of Units in excess of the limitations referred to above.

    The General Partner has the authority to amend the transferability provisions of the Partnership Agreement in such manner as may be necessary or desirable to preserve the tax status of the Partnership.

    Further, no sale, exchange, transfer or assignment of a Limited Partner's interest may be made if the sale of such interest would, in the opinion of counsel for the Partnership, result in a termination of the Partnership for purposes of Section 708 of the Code, violate any applicable Federal or state securities laws, cause the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes, cause the Partnership to be classified as a publicly traded partnership and taxable as a corporation for Federal income tax purposes, or cause all or a portion of the Partnerships assets to be treated as "tax-exempt use property" under
Section 168(j) of the Code.

Acquisition of Certain Limited Partners' Interests by the General Partner or the Partnership

    Upon the death of a Limited Partner, the legal representative(s) of such Limited Partner may tender, and the General Partner shall purchase the interest in the Partnership held by such Limited Partner at a purchase price equal to the value of the interest determined at the next annual Valuation Date. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the appraisal is sent to the Limited Partners. The Partnership, rather than the General Partner, may purchase such interest if it is determined the purchase is in the best interests of the Partnership. If the General Partner purchases any such interest for its own account pursuant to this provision, it shall be entitled to the rights of an assignee of such interest, including the right to vote as if it were a Substituted Limited Partner, and it may become a Substituted Limited Partner. The General Partner may sell any interest acquired pursuant to this provision and the purchaser will be entitled to be admitted as a Substituted Limited Partner effective as of the date of payment to the General Partner for such interest.

Assignees

    An assignee of a Limited Partner does not automatically become a Substituted Limited Partner, but has the right to receive the same share of profits, losses and distributable cash of the Partnership to which the assignor Limited Partner would have been entitled. A Limited Partner who assigns all of his Partnership interest ceases to be a Limited Partner, and shall not retain any statutory rights as a Limited Partner. The assignee of a Partnership interest who does not become a Substituted Limited Partner and desires to make further assignment of such interest is subject to all of the restrictions on transferability of Partnership interests described in this Prospectus and the Partnership Agreement.

    In the event of the death, incapacity or bankruptcy of a Limited Partner, his or her legal representatives will have all the rights of a Limited Partner for the purpose of settling or managing his or her estate and such power as the decedent, incompetent or bankrupt Limited Partner possessed to assign all or any part of his interest in the Partnership, and to join with such assignee in satisfying conditions precedent to such assignees becoming a Substituted Limited Partner. In the event of the death of a Limited Partner, but not in the event of adjudication of incompetence or bankruptcy, the deceased Limited Partner's interest may be distributed as part of the estate, transferred by operation of law, tendered to the General Partner as described above, or assigned to another Qualified Investor.

    A purported sale, assignment or transfer of a Limited Partner's interest will be recognized by the Partnership on the first day of the fiscal quarter following the quarter in which the Partnership has received written notice of such sale, assignment or transfer in form satisfactory to the General Partner, signed by both parties, containing the purchaser's, assignee's or transferee's acceptance of the terms of the Partnership Agreement and a representation by the parties that the sale or assignment was made in accordance with all applicable laws and regulations.

Substituted Limited Partners

    No Limited Partner has the right to substitute an assignee as a Limited Partner in his or her place. The General Partner, however, has the right in its sole and absolute discretion, to permit such assignee to become a Substituted Limited Partner and any such permission by the General Partner is binding and conclusive without the consent or approval of any Limited Partner. Any Substituted Limited Partner must, as a condition to receiving any interest in the Partnership, sign a Signature Page and Power of Attorney, pay the reasonable legal fees and filing and publication costs of the Partnership and the General Partner in connection with his or her substitution as a Limited Partner and satisfy the other conditions specified in Section 10.2 of the Partnership Agreement. Notwithstanding the actual time of the admission of a Substituted Limited Partner, for purposes of allocating profits, losses and distributable cash (as those terms are defined in the Partnership Agreement), a person will be treated as having become a Limited Partner as of the date on which the sale, assignment or transfer of such persons interest was recognized by the Partnership, as described above, even if that person does not in fact become a Substituted Limited Partner.


                                   REPORTS

    Financial information contained in all reports to the Limited Partners will be prepared on an accrual basis of accounting in accordance with generally accepted accounting principles and will include, where applicable, a reconciliation to information furnished to the Limited Partners for income tax purposes. Federal and state tax information will be provided to the Limited Partners within 75 days following the close of each calendar year or as soon as practicable thereafter. (As described under "Risk and Other Important Factors", to the extent the Partnership invests in other investment funds, it may experience delays in obtaining annual tax information, which may require Limited Partners to obtain extensions for filing income tax returns.) Financial statements, which will be prepared annually, will be certified by independent auditors and will be furnished within 120 days (or as soon as practicable thereafter) following the close of the calendar year. A statement of appraisal of the value of Partnership assets will be provided with the financial statements. Limited Partners also have the right under applicable law to obtain other information about the Partnership and may, at their expense, obtain a list of the names and addresses of all of the Limited Partners for any proper purpose.

    In connection with the appraisal of the value of the Partnership's investments in portfolio companies that are not publicly traded, there is a range of values which is reasonable for such investments at any particular time. The General Partner presently expects that the following procedures will be utilized with respect to these investments. In the early stages of development, these investments will typically be valued based on their original cost to the Partnership (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based on such factors affecting the portfolio company as earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future prospects. In the case of unsuccessful operations, the appraisal may be based on liquidation value. Valuations based on the appraisal method are necessarily subjective. The General Partner may also use third party transactions (actual or proposed) in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors. The valuation of debt securities that are not publicly traded will be determined by or under the direction of the General Partner. The General Partner expects that the private market method of valuation will be the primary method utilized with respect to these securities. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect the effect of such restrictions.

                                   EXPERTS

    The financial statements included in this Prospectus have been examined by Deloitte & Touche LLP, independent auditors, as indicated in their opinions with respect thereto, and are included herein in reliance upon the authority of that firm as experts in accounting and auditing.

                                LEGAL MATTERS

    The legality of the securities offered hereby will be passed upon by Brown & Wood LLP, One World Trade Center, New York, New York 10048, as counsel to the Partnership and the General Partner, who may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19801.

    The statements under the heading "Tax Aspects of Investment in the Partnership" have been reviewed by Brown & Wood LLP.


              EXEMPTIONS FROM THE INVESTMENT COMPANY ACT OF 1940

    The Partnership will operate as a non-diversified, closed-end, management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act. However, an exemptive order was obtained from the Commission in 1982 pursuant to Section 6(b) of the Act that exempts the Partnership, as an "employees securities company" within the meaning of the Investment Company Act, from certain provisions of such Act. The exemptive order relates to the following provisions of the Investment Company Act and the rules and regulations promulgated thereunder:

    Section 8(b) to exempt the Partnership from filing annual amendments to its Registration Statement under the Investment Company Act;

    Section 10(a) to permit the Partnership to include the General Partner as the sole general partner and to permit all of the directors and officers of the General Partner to be persons who are employees of ML & Co. or its affiliates;

    Section 10(b) to permit the Partnership to employ subsidiaries of ML & Co. to act as broker and principal underwriter for the Partnership;

    Section 10(f) to permit the Partnership to purchase securities in underwritten offerings, a principal underwriter of which may be an affiliate of the General Partner;

    Section 14(a) to permit the Partnership to offer Units to Qualified Investors prior to the time the Partnership has a net worth of $100,000;

    Section 15(a) to permit the General Partner to act from time to time as investment adviser to the Partnership without a written contract and without the approval of the Limited Partners;

    Section 16(a) to permit ML & Co. to appoint and replace the directors of the General Partner in accordance with the Partnership Agreement;

    Section 17(a) to permit ML & Co. and its subsidiaries to engage in certain transactions as principal with the Partnership in addition to transactions as agent, including transactions involving money market securities and real estate, and, under limited circumstances and subject to certain conditions, the acquisition of investments from the General Partner (or an affiliate thereof) that were purchased for the Partnership prior to the closing of its offering;

    Section 17(d) to permit the Partnership to engage in transactions in which certain affiliated persons of the Partnership may also be participants;

    Section 17(f) to permit ML & Co. or one of its subsidiaries to act as custodian without a written contract;

    Section 17(g) to permit the Partnership to comply with requirements applicable to fidelity bonds without the necessity of having a majority of the Board of Directors of the General Partner which are not "interested persons" take such action and make such approvals as are set forth in Rule 17g-1 under the Investment Company Act;

    Section 18(a)(1) to exempt the Partnership from certain limitations on borrowings so that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to the restrictions on "asset coverage" contained in the Investment Company Act;

    Section 18(i) to permit the Limited Partners to have only those rights with respect to the management of the Partnership as are set forth in the Partnership Agreement;

    Section 19(b) to permit the Partnership to distribute long-term capital gains more frequently than annually;

    Section 20(a) to exempt the Partnership from the proxy requirements set forth in the rules under the Investment Company Act;

    Section 23(c) to permit the Partnership to repurchase Partnership interests pursuant to the terms of the Partnership Agreement;

    Section 30(a),(b) and (d) to exempt the Partnership from filing annual and quarterly reports with the Commission and from sending semi-annual reports to Limited Partners; and

    Section 32(a) to permit the General Partner to select independent certified public accountants for the Partnership without submitting their selection to the Limited Partners for ratification or rejection.

    In 1991, the Commission issued an order amending the order described above to expand the categories of investments in which the Partnership and other partnerships managed by the General Partner may participate with ML & Co. and its affiliates. The transactions in which such joint investments may be made relate generally to equity and equity-related investments in buyout transactions and other transactions structured by ML & Co. or its affiliates or in which ML & Co. or its affiliates have an equity or equity-related investment. The order requires, among other things, that the General Partner make specified findings before the Partnership participates in such investments and that the General Partner, at least annually, provide to the Limited Partners a list of such investments in which the Partnership has invested with ML & Co. or its affiliates.

                            ADDITIONAL INFORMATION

    This Prospectus does not contain all the information set forth in the Registration Statement that the Partnership has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act. For further information pertaining to the securities offered hereby, reference is made to the Registration Statement including the exhibits filed as a part thereof.


                        INDEX TO FINANCIAL STATEMENTS

                                                                         Page
                                                                         ____

Merrill Lynch KECALP L.P. 1997
    Independent Auditors' Report                                          57
    Balance Sheet, May 12, 1997                                           58
    Notes to Balance Sheet                                                58

KECALP Inc. (Unaudited)
    Balance Sheet, December 27, 1996                                      59
    Notes to Balance Sheet                                                60


INDEPENDENT AUDITORS' REPORT

Merrill Lynch KECALP L.P. 1997:

We have audited the accompanying balance sheet of Merrill Lynch KECALP L.P. 1997 as of May 12, 1997. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Merrill Lynch KECALP L.P. 1997 at May 12, 1997, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
New York, New York
May 14, 1997



                        MERRILL LYNCH KECALP L.P. 1997

                                BALANCE SHEET

                                 May 12, 1997

Assets

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $100

                          PARTNERS' CAPITAL ACCOUNT

Capital Contributions:
  General Partner . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 99
  Initial Limited Partner . . . . . . . . . . . . . . . . . . . . . . .     1
                                                                          ___
                                                                         $100


                            NOTES TO BALANCE SHEET


1.  Organization and Purpose

    Merrill Lynch KECALP L.P. 1997 (the "Partnership") was formed as of October 28, 1996 and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on October 28, 1996. The only transactions to date have been capital contributions of $99 by KECALP Inc. ("KECALP" or the "General Partner") and $1 by the Initial Limited Partner. The Initial Limited Partner purchased an interest in the Partnership for $1 to permit the formation of the Partnership. KECALP is a Delaware corporation, formed in June 1981 and an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The General Partner is authorized to admit additional limited partners to the Partnership if, after the admission of such additional limited partners, the capital contributions of all additional limited partners would not be less than $40,000,000. The Partnership is an "employees securities company" under the Investment Company Act of 1940. KECALP will pay the organizational expenses of the Partnership incurred prior to the commencement of the offering of the Partnership's units. The Partnership has agreed to reimburse KECALP for such costs. Deferred organizational expenses of the Partnership will be amortized on a straight line basis over a period not to exceed five years from the commencement of the Partnership's operations. In the event that the Partnership liquidates before the deferred organizational expenses are fully amortized, KECALP shall bear such unamortized deferred organizational expenses for the Partnership.

2.  Business

    The Partnership intends to seek long-term capital appreciation. The Partnership will invest primarily in privately offered investments. The
Partnership shall  not  engage  in  any other  business  or  activity.    The
Partnership term extends to December 31, 2037. However, pursuant to the Partnership Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003.

3.  Fiscal Year

    The fiscal year of the Partnership will be the year ending December 31 of each year.


           INVESTORS WILL NOT ACQUIRE ANY INTEREST IN THIS COMPANY

                                 KECALP Inc.

                          BALANCE SHEET (Unaudited)
                              December 27, 1996

ASSETS

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    20,918
Other receivable  . . . . . . . . . . . . . . . . . . . . . .          50,330
Due from Merrill Lynch & Co. Inc. (Note 4)  . . . . . . . . . .       881,438
Investment in limited partnerships (Note 1) . . . . . . . . .         736,238
                                                                   __________

TOTAL                                                              $1,688,924


LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred federal and state income taxes . . . . . . . . . .    $     32,288
  Accrued expenses  . . . . . . . . . . . . . . . . . . . . .          61,790
                                                                       ______
  Total liabilities . . . . . . . . . . . . . . . . . . . . .          94,078


STOCKHOLDER'S EQUITY:  (Note 1)

  Common stock $1 par value; authorized and
    outstanding 1,000 shares (Note 3) . . . . . . . . . . . .           1,000
  Additional paid-in-capital (Note 3) . . . . . . . . . . . . .    12,435,556
  Capital contribution receivable (Note 2)  . . . . . . . . . .  (11,100,000)
  Excess  . . . . . . . . . . . . . . . . . . . . . . . . . . .       258,290
                                                                 ____________

    Total stockholders equity   . . . . . . . . . . . . . . . .     1,594,846
                                                                 ____________

TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  1,688,924


                         See notes to balance sheet.


                                 KECALP INC.
                            NOTES TO BALANCE SHEET
                                 (UNAUDITED)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    KECALP Inc. ("KECALP"), a Delaware corporation, is a wholly-owned subsidiary of Merrill Lynch Group Inc. ("ML Group"). ML Group is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & CO."). KECALP is the General Partner of seven Delaware limited partnerships, Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership"), Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership"), Merrill Lynch KECALP L.P. 1986 (the "1986 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership") and Merrill Lynch KECALP L.P. 1994 (the "1994 Partnership"), collectively referred to as the "Partnerships". As General Partner, KECALP manages the Partnerships, pays certain of their expenses and maintains a 1% ownership interest in each of the Partnerships.

    The 1983 Partnership and the 1984 Partnership intend to seek long-term capital appreciation and the tax advantages associated with certain investments, primarily through the purchase of speculative, tax-oriented investments in real estate, oil and gas properties, personal property and/or indirect interests therein. At least 25% of the total proceeds will be invested in real estate. The investment objectives of the 1986, 1987, 1989, 1991 and 1994 Partnerships are to seek long-term capital appreciation with a substantial portion of its total proceeds invested in venture capital and leveraged buyout investments. The Partnerships may purchase other investments that KECALP deems appropriate. The Partnerships shall not engage in any other business or activity.

    Investment  in  Partnerships     The investment  in  the  Partnerships is
accounted for using the cost method.

    Capital Requirements As a condition to the closing of the sales of units of limited partnership interest, KECALP has agreed to maintain a net worth as required in accordance with applicable U.S. income tax regulations and rulings of the Internal Revenue Service. ML & Co. provides capital to KECALP by a demand promissory note or other investment to satisfy the requirement that KECALP have such net worth (see Note 2).

2.  CAPITAL CONTRIBUTION RECEIVABLE

    The Capital Contribution receivable represents promissory notes from ML & Co. The notes are due on demand and bear interest at the daily brokers call rate. Intercompany interest and taxes are not paid, but KECALP's obligations have been settled through an adjustment of the intercompany receivable account.

3.  RELATED PARTY TRANSACTIONS

    KECALP is obligated to pay certain expenses, fees, sales or brokerage commissions, and other expenditures (except for debt service and interest expense) of the Partnerships.

    KECALP is required to maintain an investment in the Partnerships of approximately 1% of the Partnerships' net assets less (plus) unallocated net unrealized appreciation (depreciation) of investments.

4.  DUE FROM MERRILL LYNCH & CO.

    The Corporation has been authorized to transfer funds, as required by policy, to ML & Co. ML & Co. is to repay this loan with interest based on the daily brokers call rate.

5.  INCOME TAXES

    The results of operations of KECALP are included in the consolidated Federal income tax returns of ML & Co., Inc. It is the policy of ML & Co., Inc. to allocate to KECALP the Federal and state tax expense associated with such operating results in its consolidated tax return, including the recognition of deferred tax assets.



                                                                    EXHIBIT A




                        MERRILL LYNCH KECALP L.P. 1997
                       (A Delaware Limited Partnership)




                        AMENDED AND RESTATED AGREEMENT

                                      OF

                             LIMITED PARTNERSHIP






                              TABLE OF CONTENTS
                              -----------------

    Caption                                                    Page
    -------                                                    ----

    ARTICLE ONE

        DEFINED TERMS                                           A-1

    ARTICLE TWO

        ORGANIZATION

        SECTION 2.1  Governance                                 A-3
        SECTION 2.2  Name, Place of Business and Office;
                     Registered Agent                           A-3
        SECTION 2.3  Purpose                                    A-4
        SECTION 2.4  Term                                       A-4

    ARTICLE THREE

        PARTNERS AND CAPITAL

        SECTION 3.1  General Partner                            A-4
        SECTION 3.2  Initial Limited Partner                    A-4
        SECTION 3.3  Additional Limited Partners                A-4
        SECTION 3.4  Partnership Capital                        A-5
        SECTION 3.5  Liability of Partners                      A-5
        SECTION 3.6  Lender as Partner                          A-5

    ARTICLE FOUR

        MANAGEMENT

        SECTION 4.1  Powers of the General Partner              A-6
        SECTION 4.2  Prohibited Transactions                    A-7
        SECTION 4.3  Restrictions on the Authority of the
                     General Partner                            A-8
        SECTION 4.4  Duties and Obligations of the General
                     Partner                                    A-8
        SECTION 4.5  Compensation and Reimbursement of the
                     General Partner                            A-10
        SECTION 4.6  Other Businesses of Partners               A-10
        SECTION 4.7  Indemnification                            A-10
        SECTION 4.8  Management by Limited Partners             A-11

    ARTICLE FIVE

        DISTRIBUTIONS OF PARTNERSHIP FUNDS;
            ALLOCATIONS OF PROFITS AND LOSSES

        SECTION 5.1  Distributions of Partnership Funds         A-11
        SECTION 5.2  Allocations of Profits and Losses          A-11
        SECTION 5.3  Determinations of Allocations and
		     Distributions Among Limited Partners       A-12

    ARTICLE SIX

        TRANSFERABILITY OF THE GENERAL PARTNERS INTEREST

        SECTION 6.1  Voluntary Withdrawal or Transfer by the
	             General Partner                            A-13
        SECTION 6.2  Admission of Successor General Partner     A-14
        SECTION 6.3  Liability of a Withdrawn or Removed
                     General Partner                            A-14
        SECTION 6.4  Incapacity of the General Partner          A-14
        SECTION 6.5  Removal of the General Partner             A-14
        SECTION 6.6  Distributions on Withdrawal  or Removal
                     of the  General Partner                    A-15

    ARTICLE SEVEN

        TRANSFERABILITY OF A LIMITED PARTNERS INTEREST

        SECTION 7.1  Restrictions on Transfers of Interest      A-15
        SECTION 7.2  Incapacity of Limited Partner              A-17
        SECTION 7.3  Assignees                                  A-17
        SECTION 7.4  Substituted Limited Partners               A-17
        SECTION 7.5 Acquisition of Certain Limited Partners' Interests by the General Partner or the
                     Partnership                                A-19

    ARTICLE EIGHT

        DISSOLUTION, LIQUIDATION AND
          TERMINATION OF THE PARTNERSHIP

        SECTION 8.1  Events Causing Dissolution                 A-19
        SECTION 8.2  Liquidation                                A-20

    ARTICLE NINE

        BOOKS AND RECORDS; ACCOUNTING;
          APPRAISAL; TAX ELECTIONS; ETC.

        SECTION 9.1  Books and Records                          A-21
        SECTION 9.2  Accounting Basis for Tax and Reporting
                     Purposes; Fiscal Year                      A-21
        SECTION 9.3  Bank Accounts                              A-21
        SECTION 9.4  Appraisal                                  A-21
        SECTION 9.5  Reports                                    A-22
        SECTION 9.6  Elections                                  A-22

    ARTICLE TEN

        AMENDMENTS

        SECTION 10.1 Proposal and Adoption of Amendments
                     Generally                                  A-22
        SECTION 10.2 Amendments on Admission or Withdrawal of
                     Partners                                   A-23

    ARTICLE ELEVEN

        CONSENTS, VOTING AND MEETINGS

        SECTION 11.1 Method of Giving Consent                   A-23
        SECTION 11.2 Meetings of Partners                       A-24
        SECTION 11.3 Limitations on Requirements for Consents   A-24
        SECTION 11.4 Submissions to Limited Partners            A-25

    ARTICLE TWELVE

        MISCELLANEOUS PROVISIONS

        SECTION 12.1 Appointment of the General Partner as
                     Attorney-in-Fact                           A-25
        SECTION 12.2 Notification to the Partnership or the
                     General Partner                            A-26
        SECTION 12.3 Binding Provisions                         A-26
        SECTION 12.4 Applicable Law                             A-26
        SECTION 12.5 Counterparts                               A-26
        SECTION 12.6 Separability of Provisions                 A-26
        SECTION 12.7 Entire Agreement                           A-26
        SECTION 12.8 Headings                                   A-26


            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                      OF MERRILL LYNCH KECALP L.P. 1997

    Amended and Restated Agreement of Limited Partnership of Merrill Lynch KECALP L.P. 1997 (the "Partnership") dated _________, 1997, among KECALP Inc., a Delaware corporation, as General Partner, Robert F. Tully, the Initial Limited Partner, and those Persons who shall be admitted as Additional Limited Partners and as Substituted Limited Partners.

    Whereas, pursuant to a Certificate of Limited Partnership dated as of October 28, 1996, and filed with the Delaware Secretary of State on October 28, 1996, and an Agreement of Limited Partnership, dated October 28, 1996 (the "Original Agreement"), KECALP Inc. and Robert F. Tully have heretofore formed the Partnership under the Delaware Revised Uniform Limited Partnership Act;

    Whereas, KECALP Inc., the Initial Limited Partner, and the Additional Limited Partners, as defined herein, desire to amend and restate in its entirety the terms and provisions of the Original Agreement governing the Partnership;

    Now, Therefore, in consideration of the mutual promises made herein, the parties, intending to be legally bound, hereby agree as follows:


                                 ARTICLE ONE

                                Defined Terms

    The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article One. The singular shall include the plural and the masculine gender shall include the feminine, and vice versa, as the context requires.

    "Act" means the Delaware Revised Uniform Limited Partnership Act (6 Del. C.17-101 et seq.), as amended from time to time and any successor to the said Act.

    "Additional Limited Partners" means those Persons admitted to the Partnership pursuant to Section 3.3 and shown as limited partners of the Partnership on the books and records of the Partnership.

    "Affiliate" means when used with reference to a specified Person, (i) any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer, partner (excluding unrelated third parties who are joint venturers or participants in joint ventures electing to be taxed as partners for Federal income tax purposes) or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 5% or more of any class of equity securities and (iv) any member of the immediate family of the specified Person or his or her spouse.

    "Agreement"  means   this  Amended  and  Restated  Agreement  of  Limited
Partnership, as originally executed and as amended and restated from time to time, as the context requires.

    "Appraisal" means the statement of valuation of the assets of the Partnership as described in Section 9.4.

    "Auditors" means Deloitte & Touche LLP or such other nationally or regionally recognized firm of independent auditors as shall be engaged by the Partnership.

    "Capital Account", as to any Partner, means the sum of a Partner's Capital Contributions, increased by his share of any Profits, and decreased by his share of any Losses and by his share of any Partnership Distributable Cash reasonably expected to be distributed to such Partner and other assets distributed to such Partner or on behalf of such Partner in payment of any taxes or other expenses allocable to such Partner and as otherwise increased or decreased in accordance with the tax accounting principles set forth in Treasury Regulation Section 1.704-1(b)(2)(iv) of the Code.

    "Capital Contribution" means the total amount of money contributed to the Partnership by all Partners or any class of Partners or any one Partner (or the predecessor holders of the Interests of such Partners or Partner), as the context requires, upon the formation of the Partnership or the admission of such Partner to the Partnership, or as that money is contributed to the Partnership.

    "Code" means the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).

    "Consent" means the approval of a Person, given as provided in Section 11.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a specified percentage in Interest of the Limited Partners means the Consent of Limited Partners whose combined Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

    "Distributable Cash" means, with respect to any fiscal period of the Partnership, the cash assets of the Partnership on hand at the end of such fiscal period (but not including the Capital Contribution to the Partnership) less amounts required to be retained out of such cash assets in the sole judgment of the General Partner to pay the Partnership's liabilities whether accrued or anticipated to accrue in the future or to make permissible investments.

    "Fiscal Year" means the calendar year.

    "General Partner" means KECALP Inc., a Delaware corporation whose business address is South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, and any successor to it in its capacity as general partner of the Partnership.

    "Incapacity" or "Incapacitated" means the entry of an order for relief in a case under Title 11 of the United States Code (the "Bankruptcy Code") ("bankruptcy") (except that, in the case of the General Partner, the term "bankruptcy" shall mean only the being subject to Chapter 7 of the Bankruptcy
Code) or the incompetence, insanity, interdiction, death, incapacity, disability, dissolution or termination (other than by merger or consolidation), as the case may be, of any Person.

    "Income" means the gross income of the Partnership as determined for Federal income tax purposes including capital gains and Code Section 1231 gains (but not losses).

    "Initial Limited Partner" means Robert F. Tully.

    "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement. Reference to a specified percentage in Interest of the Limited Partners shall mean Limited Partners whose Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

    "Limited Partner" means any Person who is a limited partner of the Partnership as shown on the books and records of the Partnership (whether the Initial Limited Partner, an Additional Limited Partner or a Substituted Limited Partner) at the time of reference thereto, in such Person's capacity as a limited partner of the Partnership.

    "Majority-in-Interest"  means  the   Limited  Partners  whose   aggregate
Capital  Contributions   represent  over   50%  of   the  aggregate   Capital
Contributions of all Limited Partners.

    "Notification" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by first class mail, postage prepaid, to such Person at the last known address of such Person, five days after the mailing thereof being deemed the date of the giving of Notification; provided however, that any communication containing the information sent to the Person and actually received by the Person shall constitute Notification for all purposes of this Agreement.

    "Partner" means the General Partner or a Limited Partner.

    "Partnership" means the limited partnership governed hereby, as said limited partnership may from time to time be constituted.

    "Partnership Account" means the bank account or bank accounts to be maintained by the General Partner on behalf of the Partnership with any bank in the United States having assets in excess of $100,000,000.

    "Person" means any individual, partnership, corporation, trust or other entity.

    "Profits" or "Losses" means the profits or losses of the Partnership for Federal income tax purposes including, without limitation, each item of Partnership Income, gain, loss, deduction or credit.

    "Prospectus" means the prospectus contained in the registration statement filed by the Partnership on Form N-2 at the time such registration statement was declared effective by the Securities and Exchange Commission; except that if a prospectus filed by the Partnership pursuant to Rule 497(b) or 497(d) under the Securities Act of 1933 differs from the prospectus contained in the registration statement, as aforesaid, then the term "Prospectus" refers to the Rule 497(b) or 497(d) prospectus from and after the time it is mailed to the Securities and Exchange Commission for filing.

    "Remove", "Removed" or "Removal" when used in reference to the removal of the General Partner means the termination of all management powers, duties and responsibilities of the General Partner pursuant to Section 6.5, but not the elimination of the General Partner as a Partner.

    "Sale" means any event, action or transaction that is, for Federal income tax purposes, considered a sale, exchange or abandonment by the Partnership of any Partnership property.

    "State" means the State of Delaware.

    "Substituted  Limited   Partner"  means  any   Person  admitted   to  the
Partnership as a Limited Partner pursuant to the provisions of Section 7.4 and who is shown on the books and records of the Partnership as a limited partner of the Partnership.

    "Unit" means an Interest in the Partnership attributable to an aggregate payment of $1,000 to the Partnership by, or on behalf of, the Limited Partner who originally acquired the Interest.

    "Valuation Date" means each of the dates described in Section 9.4.


                                 ARTICLE TWO

                                 Organization

    Section 2.1  Governance

    The  undersigned  parties  hereto  hereby  agree  that   the  rights  and
liabilities of the Partners shall be as provided in the Act except as herein otherwise expressly provided.

    Section 2.2  Name, Place of Business and Office; Registered Agent

    The name of the limited partnership heretofore formed and hereby continued shall be Merrill Lynch KECALP L.P. 1997. The business of the Partnership may be conducted under any other name deemed necessary or desirable by the General Partner in order to comply with local law. The
Partnership  shall  maintain  a  registered  office  in  the  State  c/o  The
Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Partnership shall maintain its principal office at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123. The General Partner may at any time change the location of the Partnership's offices and may establish additional offices, if it deems it advisable. The name and address of the Partnership's registered agent for service of process in the State is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The General Partner has filed the certificate of limited partnership of the Partnership and shall file any amendment to the certificate of limited partnership of the Partnership as required by the Act in the proper office in the State and shall take such steps as are necessary to qualify the Partnership to conduct business in other jurisdictions in which it owns properties or conducts business and otherwise to insure that the Limited Partners will have limited liability with respect to the activities of the Partnership in such other jurisdictions.

    Section 2.3  Purpose

    The  purpose  and character  of the  business  of the  Partnership  is to invest the funds of the Partnership in various speculative and non-speculative investments, seeking, among other things, long-term capital appreciation, and to engage in any and all activities necessary or incidental thereto.

    Section 2.4  Term

    The Partnership term commenced on October 28, 1996, and shall continue in full force and effect until December 31, 2037, or until dissolution prior thereto pursuant to the provisions hereof.


                                ARTICLE THREE

                             Partners and Capital

    Section 3.1  General Partner

    A. The name, residence, business or mailing address and Capital Contribution of the General Partner are set forth in the books and records of the Partnership, as amended from time to time, and are incorporated herein by reference.

    B. The General Partner, as general partner of the Partnership, shall be deemed to have made additional Capital Contributions to the Partnership to the extent it pays expenses of the Partnership pursuant to this Agreement which are not reimbursed to it by either the Partnership or an Affiliate of the General Partner.

    Section 3.2  Initial Limited Partner

    A. The name, business address and Capital Contribution of the Initial Limited Partner are Robert F. Tully, South Tower, World Financial Center, 225 Liberty Street, New York, N.Y. 10080-6123 and his Capital Contribution is $1.00.

    B.  Upon  the  admission  of  Additional  Limited  Partners  pursuant  to
Section 3.3, the Initial Limited Partner shall withdraw from the Partnership and receive forthwith the return of his Capital Contribution without interest or deduction.

    Section 3.3  Additional Limited Partners

    A. The General Partner is authorized to admit Additional Limited Partners to the Partnership pursuant to the terms contained in the Prospectus and this Agreement. The manner of the offering of Additional Limited Partners Units, the terms and conditions under which subscriptions for such Units will be accepted, and the manner of and conditions to the sale of Units to subscribers therefor and the admission of such subscribers as Additional Limited Partners will be as provided in the Prospectus and subject to any provisions thereof.

    B.  The  name,  residence,   business  or  mailing  address  and  Capital
Contribution of each Additional Limited Partner shall be set forth in the books and records of the Partnership, as amended from time to time.

    C.  No  Limited  Partner  shall  be  required  to  make   any  additional
contributions to the capital of the Partnership.

    Section 3.4  Partnership Capital

    A. No Partner shall be paid interest on any Capital Contribution to the Partnership.

    B.  No  Partner,  other than  the  Initial  Limited Partner  pursuant  to
Section 3.2, shall have the right to withdraw any part of his Capital Contribution or to receive any return of any portion of his Capital Contribution except as otherwise provided herein.

    C. Under circumstances involving a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided in this Agreement.

    D. The General Partner shall make additional contributions to the capital of the Partnership in an amount sufficient to pay for Partnership expenses allocable to it pursuant to Section 4.4A.

    Section 3.5  Liability of Partners

    A. No Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership, except to the extent of his Capital Contribution and his share of the Partnership's assets and undistributed profits, or for the debts or liabilities of any other Partner. To the extent provided by law, a Limited Partner may, under certain circumstances, be required to return, for the benefit of Partnership creditors, amounts previously distributed to such Limited Partner.

    B. A Limited Partner shall be liable only to make the payment of his Capital Contribution as set forth in Sections 3.2A and 3.3B.

    C.  No  Limited  Partner   shall  be  required  to  lend  funds   to  the
Partnership  or  make  any  further   contribution  to  the  capital  of  the
Partnership.

    D. The General Partner shall not be required to contribute to the capital of, or loan, the Partnership any funds other than the General Partner's Capital Contributions to the capital of the Partnership as set forth in Sections 3.1 and 3.4D. Neither the General Partner nor any of its Affiliates shall have (i) any personal liability for the return or repayment of the Capital Contribution of any Limited Partner or (ii) to repay to the Partnership any portion or all of any negative amount of the General Partner's Capital Account, except as otherwise provided in Section 8.2D.

    Section 3.6  Lender as Partner

    No creditor who makes a nonrecourse loan to the Partnership shall have or acquire, at any time as a result of making the loan, any direct interest in the profits, capital or property of the Partnership, other than as a secured creditor.

                                 ARTICLE FOUR

                                  Management

    Section 4.1  Powers of the General Partner

    A. The General Partner shall manage the affairs of, and shall control the business of, the Partnership and shall have all powers necessary to manage and control the Partnership's affairs and business and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation:

         (i) The power and duty to invest the balance (after the setting aside of suitable reserves) of the Capital Contributions of the Partners and reinvest revenues of the Partnership in accordance with the purpose of the Partnership and in keeping with its investment objectives as stated in the Prospectus.

        (ii) The power to acquire securities or property of all types on behalf of the Partnership, including, without limitation, stocks, bonds, debentures, notes, shares in investment companies, general and limited partnership interests, investment contracts and interests in trusts.

        (iii) The power to enter into transactions and make investments with or through Affiliates of the General Partner and to participate in investment transactions sponsored or underwritten (either on a best efforts or firm commitment basis) by Affiliates of the General Partner or in entities as to which Affiliates of the General Partner serve as investment adviser or placement agent.

        (iv) The power to purchase interests in entities sponsored by Affiliates of the General Partner or in which Affiliates of the General Partner have an interest, including, but not limited to, limited partnership interests in limited partnerships in which such Affiliates serve as general partner.

        (v) The power to cause securities owned by the Partnership to be registered in the Partnership name or in the name of a nominee or to be held in street name, as it shall elect.

        (vi) The power and duty to maintain the books and records of the Partnership in accordance with the provisions of Section 9.1.

        (vii)    The  power to  reserve funds  out  of Partnership  Income or borrow money in the name of the Partnership from any bank or other lending institution in the United States or from an Affiliate of the
    General Partner for the purpose of leveraging investments of the Partnership, paying assessments levied on Partnership investments or paying other costs of the Partnership (other than costs that the General Partner is obligated to pay) and in connection with any borrowing, to mortgage, pledge, encumber, and hypothecate the assets of the Partnership.

        (viii) The power to lend money to the Partnership on commercially reasonable terms.

        (ix) The power to make temporary investments of Partnership capital in all types of securities, including, without limitation, short-term U.S. Government and Government agency securities, certificates of deposit, interest-bearing deposits in U.S. banks, securities issued by or on behalf of states, municipalities and their instrumentalities, the interest from which is exempt from Federal income tax, securities issued by other investment companies (including unit investment trusts and taxable and tax-exempt money market funds sponsored and/or advised by Affiliates of the General Partner) prior to long-term investment or pending cash distributions to the Partners.

        (x) The power to seek exemptions from provisions of the Investment Company Act of 1940 from the Securities and Exchange Commission.

        (xi) The power to enter into a sales agency agreement relating to the offering and sale of Units by the Partnership with Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any other Affiliate of the General Partner.

        (xii) In addition to and not in limitation of any rights and powers conferred by law or other provisions of this Agreement, and except as limited, restricted or prohibited by the express provisions of this Agreement, the General Partner shall have and may exercise on behalf of the Partnership all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purpose, business and objectives of the Partnership including the power to have investment opportunities evaluated by an advisory committee selected by the General Partner.

    B. In order to expedite the handling of the Partnership's business, it is understood and agreed that any document executed by the General Partner while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership vis-a-vis any third parties (including the Limited Partners as third parties for such purpose).

    C. In the event the original General Partner withdraws as provided in Article Six, is Incapacitated or is Removed, any additional or successor General Partner or General Partners shall possess all the power and authority of the original General Partner. Any remaining and any additional and successor General Partner is authorized to and shall continue the business of the Partnership. The General Partner may admit an additional or successor General Partner provided that if it subsequently wishes to withdraw or transfer its interest, Sections 6.1 and 6.2 shall be complied with as to the additional or successor General Partner prior to its becoming a sole General Partner, and provided that the following conditions are satisfied:

        (i) appropriate filings are made under the Act and in such other jurisdictions as the Partnership's business requires;

        (ii) the Interest of Limited Partners will not be adversely affected; and

        (iii)  the sole General Partner shall not be Incapacitated.

    In the event an additional or successor General Partner is admitted, the term "General Partner" as used in this Agreement shall include the additional or successor General Partner.


    Section 4.2  Prohibited Transactions

    Notwithstanding anything to the contrary contained herein, the following transactions are specifically prohibited to the Partnership:

        (i) The Partnership shall not make any loans to the General Partner or any of its Affiliates unless permitted by the Investment Company Act of 1940 or an order of exemption therefrom;

        (ii) The Partnership shall not sell or lease any property to the General Partner or any of its Affiliates except on terms at least as favorable as those obtainable from unaffiliated third parties and except that this provision shall not prohibit any transaction contemplated by
    Section 8.2 or permitted by the terms of any partnership agreement or investment contract into which the Partnership may enter by virtue of its investment as a general or limited partner, where an Affiliate of the General Partner also acts as general partner of such partnership;

        (iii) No funds of the Partnership shall be kept in any account other than a Partnership Account, and funds shall not be commingled with the funds of any other Person, and the General Partner shall not employ, or permit any other Person to employ, such funds in any manner except for the benefit of the Partnership; it being understood that the General Partner may invest temporarily Partnership funds in accordance with the provisions of Section 4.1 (A) (ix); and

        (iv) No expense of the Partnership shall be billed except directly to the Partnership (but shall be paid pursuant to the terms of this Agreement), and no reimbursements shall be made therefor to the General Partner or any of its Affiliates except as permitted by Section 4.5.

    Section 4.3  Restrictions on the Authority of the General Partner

    A.  The General Partner shall not have the authority to:

        (i) do any act in contravention of the Investment Company Act of 1940, as applied to the Partnership; or

        (ii) do any act that would make it impossible to carry on the ordinary business of the Partnership.

    B. The General Partner shall not perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

    C. Without the Consent of a Majority-in-Interest of the Limited Partners, the General Partner shall not have the authority to:

        (i) lease, sell, or otherwise dispose of at any one time all or substantially all of the assets of the Partnership;

        (ii)  elect to dissolve the Partnership prior to January 1, 2003;

       (iii) issue senior securities other than in connection with the borrowings described in (v) below;

        (iv) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options;

        (v) borrow amounts in excess of 331/3% of the Partnership's gross assets, or otherwise as permitted under the Investment Company Act of 1940, except that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to such limitation;

        (vi) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

       (vii) invest more than 25% of its Partners' Capital Contributions in the securities of issuers in any particular industry, except for real estate investments and for temporary investments in U.S. Government and Government agency securities, domestic bank money market instruments and money market funds;

      (viii) make loans to other Persons in excess of 331/3% of the Partnership's gross assets, provided that investments in privately-offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation shall not be considered loans for purposes of this paragraph; or

        (ix) alter the investment objective and business purpose of the Partnership.

    D. The General Partner shall not borrow funds on behalf of the Partnership except in accordance with Section 4.1A (vii) and (xii).

    E. The General Partner shall not cause the Partnership to consent to, or join in, any waiver, amendment, or modification of the terms of any partnership agreement, limited partnership agreement, management agreement or investment contract to which it is a party unless, in the good faith judgment of the General Partner, such waiver, amendment, or modification would be in the best interest of the Partnership.


    Section 4.4  Duties and Obligations of the General Partner

    A. The General Partner shall pay all expenses (but not income, personal property, franchise or other taxes) incurred in the organization and operation of the Partnership, including, without limitation, Auditors' fees, legal fees, postage, printing costs, Appraisal costs, general and administrative costs and expenses and, in addition, any brokerage commissions, selling agents' fees, advisory fees or similar charges incurred in investing Partnership funds. The General Partner is not obligated to pay from its own funds, debt service or other interest charges incurred in connection with the making of Partnership investments and is entitled to indemnification in accordance with Section 4.7.

    B. The General Partner shall take all action that may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State, and for the acquisition, holding and disposition, in accordance with the provisions of this Agreement and applicable laws and regulations, of the investments of the Partnership.

    C. The General Partner shall devote to the Partnership the time that it deems to be necessary to conduct the Partnership business and affairs in the best interests of the Partnership and use its best efforts to obtain a suitable investment portfolio for the Partnership.

    D. The General Partner shall be under an obligation to conduct the affairs of the Partnership in the best interest (or not opposed to the best interest) of the Partnership, including the safekeeping and use of all Partnership funds and assets (whether or not in the immediate possession or control of the General Partner) and the use thereof for the benefit of the Partnership. Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, elect to dissolve the Partnership at any time after January 1, 2003, and, upon liquidation, to purchase Partnership assets in accordance with Section 8.2. The General Partner shall at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of the Partnership and in resolving conflicts of interest.

    E. The General Partner will use its best efforts at all times to maintain its net worth at a level that is sufficient to meet all present and future requirements set by statute, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership, rather than as an association taxable as a corporation, on account of the net worth of the General Partner.

    F. The General Partner shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay, from Partnership funds, any taxes payable by the Partnership.

    G.  The  General  Partner  shall,  from  time  to  time,  submit  to  any appropriate Federal or state securities administrator, or any other regulatory authorities having jurisdiction, all documents, papers, statistics and reports required to be filed with or submitted to such authority.

    H. The General Partner shall use its best efforts to cause the Partnership to be formed, reformed, qualified to do business, or registered under any applicable assumed or fictitious name statute or similar law in any jurisdiction in which the Partnership then owns property or transacts business, if such formation, reformation, qualification or registration is necessary in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own property or transact business.

    I. The General Partner shall, from time to time, prepare and file all amendments to this Agreement, the certificate of limited partnership of the Partnership and other similar documents that are required by law to be filed and recorded for any reason, in the office or offices that are required under the laws of the State or any other jurisdiction in which the Partnership is then qualified or formed. The General Partner shall do all other acts and things (including making publications or periodic filings of this Agreement or amendments thereto or other similar documents) that may now or hereafter be required, or deemed by the General Partner to be necessary, (i) for the perfection and continued maintenance of the Partnership as a limited partnership under the laws of the State and each other state in which the Partnership is then qualified or formed, (ii) to protect the limited liability of the Limited Partners under the laws of the State and each other state in which the Partnership is then qualified or formed, and (iii) to cause such certificates or other documents to reflect accurately the agreement of the Partners, the identity of the Limited Partners and the General Partner and the amounts of their respective Capital Contributions as may be required by such laws.

    J.  The  General  Partner   shall  monitor  the  activities  of  entities
invested in by the Partnership and keep the Limited Partners informed of such activities in the manner provided in this Agreement.

    K. The General Partner shall inform each Limited Partner of all administrative and judicial proceedings for an adjustment at the Partnership level for Partnership tax items and forward to each Limited Partner within 30 days of receipt all notices received from the Internal Revenue Service regarding the commencement of a partnership level audit or a final partnership administrative adjustment and will perform all other duties imposed by Sections 6221 through 6232 of the Code on the General Partner as "tax matters partner" of the Partnership, including (but not limited to) the following: (a) the power to conduct all audits and other administrative proceedings (including windfall profit tax audits) with respect to Partnership tax items; (b) the power to extend the statute of limitations for all Partners with respect to Partnership tax items; and (c) the power to file a petition with an appropriate Federal court for review of a final partnership administrative adjustment. The General Partner shall be the "tax matters partner" of the Partnership.


    Section 4.5  Compensation and Reimbursement of the General Partner

    A. Except as provided in Article Five, the General Partner shall not receive any salary, fees or Profits from the Partnership.

    B. The General Partner shall be entitled to reimbursement from the Partnership for expenses it incurs up to an amount equal to 1% of the Limited Partners' Capital Contributions in connection with the organization of the Partnership and the offering of the Units and, commencing in 1997 and annually in each calendar year thereafter, for expenses it incurs up to an annual amount equal to 0.5% of the Limited Partners' Capital Contributions if such Capital Contributions aggregate $60,000,000 or more, or, if such Capital Contributions aggregate less than $60,000,000, up to an amount equal to 1% of the Limited Partners' Capital Contributions, in connection with the operation of the Partnership. Except as provided in this Article Four and Article Eight, neither the General Partner nor its Affiliates shall be reimbursed out of Partnership funds for expenses incurred by them on behalf of the Partnership.


    Section 4.6  Other Businesses of Partners

    Subject to Section 4.4C, any Partner, and any Affiliate of any Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, for his, her or its own account or for the account of others. Neither the Partnership nor any Partner as a result of this Agreement shall have any rights or obligations in or to such independent ventures or the income or profits or losses derived therefrom.


    Section 4.7  Indemnification

    Neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment, or other fault in connection with the business or affairs of the Partnership so long as the Person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct, and, with respect to any criminal proceeding, such Person had no reasonable cause to believe its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees (including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees, or agents that arises out of or in any way relates to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened claims, actions or demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the Person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of his or its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct. Absent a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of
Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such Person must be based upon the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur. The rights set forth above shall continue as to the General Partner and its officers, directors, stockholders, employees or agents who have ceased to serve in such capacities and shall inure to the benefit of their heirs, successors, assigns and administrators.


    Section 4.8   Management by Limited Partners

    No Limited Partner shall participate in the management or in the control of the business of the Partnership or use his name in the Partnership's business or perform any actions prohibited to limited partners under the laws of the State or the laws of any other jurisdiction where the Partnership is qualified or formed to conduct business. Limited Partners hereby consent to the exercise by the General Partner of the powers conferred on it by this Agreement.

                                 ARTICLE FIVE

                     Distributions of Partnership Funds;
                      Allocations of Profits and Losses


    Section 5.1  Distributions of Partnership Funds

    Distributable Cash of the Partnership shall be distributed at least annually, within 30 days after the end of the Fiscal Year, and distributions may be made at such other times as the General Partner deems advisable, and each such distribution shall be made 99% to the Limited Partners and 1% to the General Partner. If the General Partner deems it advisable, distributions of Partnership assets may be made in kind, in the same manner and to the same Persons as Distributable Cash is then being distributed. Cash distributions to Limited Partners will be credited to each Limited Partner's securities account with Merrill Lynch, Pierce, Fenner & Smith Incorporated or as otherwise instructed to the General Partner by a Limited Partner.


    Section 5.2  Allocations of Profits and Losses

    A. The Profits and Losses of the Partnership shall be determined and allocated with respect to each Fiscal Year of the Partnership as of the end of, and within 75 days after the end of, such Fiscal Year.

    B. Profits and Losses of the Partnership, other than arising from Sales upon liquidation pursuant to Section 8.2, shall be allocated among and credited to or charged against each Partner's Capital Account as follows:

        (i) With respect to Losses, (a) 99% to the Limited Partners and 1% to the General Partner until the Limited Partners' Capital Accounts equal zero; (b) thereafter, 100% to the General Partner until the General Partner's Capital Account equals zero; (c) thereafter, 99% to the Limited Partners and 1% to the General Partner or 100% to the General Partner, as appropriate, to the extent necessary to make the Capital Account balances of the General Partner and Limited Partners equal 1% and 99%, respectively, of the total of the Partners' Capital Accounts; and (d) thereafter, 99% to the Limited Partners and 1% to the General Partner; and

        (ii) With respect to Profits, (a) 99% to the Limited Partners and 1% to the General Partner or 100% to the General Partner, as
    appropriate, to the extent necessary to make the Capital Account balances of the General Partner and the Limited Partners equal 1% and 99%, respectively, of the total of the Partners' Capital Accounts; and
    (b)  thereafter, 99%  to  the  Limited Partners  and  1% to  the  General
    Partner.

    C. For purposes of determining the Capital Account balance of any Limited Partner as of the end of any Fiscal Year under this Section 5.2, any such Partner's Capital Account shall be reduced by:

        (i) Allocations of Loss (or any item thereof) as of the end of such Fiscal Year, which reasonably are expected to be made to such Partner pursuant to Code Sections 704, 706, and 752 and Treasury Regulations promulgated thereunder; and

        (ii) Distributions that, as of the end of such Fiscal Year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's Capital Account that reasonably are expected to occur during (or prior to) the Partnership's Fiscal Year in which such distributions reasonably are expected to be made.

    D. Notwithstanding any provision of this Agreement to the contrary, if a Partner receives an unexpected adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which creates or increases a deficit balance in the Partner's Capital Account, items of income and gain shall be allocated to such Partner in an amount and manner sufficient to eliminate the Partner's Capital Account deficit as quickly as possible. If any allocations are made pursuant to the previous sentence, then future allocations of income or gain to such Partner will be reduced by an amount of income or gain equal to the amount previously allocated to the Partner under the previous sentence.

    E. If there is a net decrease in the Partnership's Minimum Gain (as defined in Treasury Regulations under Section 704(b) of the Code) during a taxable year, each Partner with a deficit balance in his Capital Account at the end of the taxable year will be allocated, before any other allocation of Partnership items is made pursuant to this Agreement, items of income and gain for the taxable year and, if necessary, subsequent taxable years, in the amount necessary to eliminate such deficit as quickly as possible. For the purpose of this Minimum Gain calculation and for purposes of the preceding paragraph, there will be excluded from the Partner's deficit balance in his Capital Account (i) any amount the Partner is obligated to restore to his Capital Account and (ii) any addition to his Capital Account represented by the Partner's share of Minimum Gain. In addition, for the purpose of calculating the amount of Minimum Gain, each Partner's Capital Account will be reduced for items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).


    Section 5.3  Determinations  of   Allocations  and   Distributions  Among
Limited Partners

    A. All Distributable Cash distributed to the Limited Partners, as a class, and all Profits and Losses allocated to the Limited Partners, as a class, shall be distributed or allocated, as the case may be, to each Limited Partner in the ratio that the Capital Contribution of such Limited Partner (or of his predecessor in interest) bears to the total Capital Contribution of all Limited Partners.

    B. All Profits and Losses allocated to the Limited Partners shall be allocated to the Persons who were Limited Partners as of the last day of the fiscal quarter for which the allocation is made. If during any Fiscal Year of the Partnership there is a change in any Partner's Interest in the Partnership, then allocation of Profits and Losses among the Partners shall be determined by the use of any method prescribed by Section 706(d)(1) of the Code and the Treasury Regulations promulgated thereunder. Allocations of "allocable cash basis items" shall be determined in accordance with the method prescribed by Section 706(d)(2) of the Code and the Treasury Regulations promulgated thereunder.

    C. All Distributable Cash distributed to the Limited Partners shall be distributed to the Persons who were Limited Partners as of the last day of the fiscal quarter preceding the fiscal quarter in which the distribution is made.

                                 ARTICLE SIX

                        Transferability of the General
                              Partner's Interest

    Section 6.1  Voluntary Withdrawal or Transfer by the General Partner

    A. Except as provided in Section 6.2, the General Partner (including by definition any successor or additional General Partner) may withdraw as General Partner at any time, but only upon compliance with all of the following procedures:

        (i) The General Partner shall give Notification to all Limited Partners that it proposes to withdraw and that there be substituted in its place a Person designated and described in such Notification.

        (ii) Enclosed with the Notification shall be a certificate, duly executed by or on behalf of such proposed successor General Partner, to the effect that, (a) it is experienced in performing (or employs sufficient personnel who are experienced in performing) functions of the type then being performed by the resigning General Partner; (b) it has a net worth of at least 10% of the Capital Contributions of the Partners or will otherwise meet the net worth requirements of statutes, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership in order to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership rather than as an association taxable as a corporation; and (c) it is willing to become the General Partner under this Agreement without receiving any compensation for services from the Partnership in excess of that payable under this Agreement to the withdrawing General Partner or any interest in the Income or Profits of the Partnership other than a transfer to the successor General Partner of some or all of the withdrawing General Partner's Interest in the Partnership, plus such other compensation as the successor General Partner may receive from the withdrawing General Partner.

        (iii) If the General Partner proposes to withdraw, there shall be on file at the principal office of the Partnership, prior to such withdrawal, audited financial statements of the proposed successor General Partner, as of a date not earlier than 12 months prior to the date of the Notification required by this Section 6.1A, certified by a nationally recognized firm of independent auditors, together with a certificate duly executed by the proposed successor General Partner, or on its behalf by its principal financial officer, to the effect that no material adverse change in its financial condition has occurred since the date of such audited financial statements that has caused its net worth, apart from the purchase price of its Interest in the Partnership, to be reduced to less than the amount required under Section 6.1A(ii)(b). Such audited statements and certificates shall be available for examination by any Limited Partner during normal business hours.

        (iv) The Consent of at least a Majority-in-Interest of the Limited Partners approving the appointment of any successor General Partner pursuant to this Section 6.1A is obtained.

        (v) The withdrawing General Partner shall cooperate fully with the successor General Partner so that the responsibilities of the withdrawn General Partner may be transferred to the successor General Partner with as little disruption of the Partnership's business and affairs as is practicable.

    B. Except as part of a transfer to a successor General Partner pursuant to Section 6.1A, the General Partner shall not have the right to withdraw or to transfer or assign its General Partner Interest, except that the General Partner may (i) substitute in its stead as General Partner any entity that has, by merger, consolidation or otherwise, acquired substantially all of the assets or capital stock of the General Partner and continued its business,
(ii) substitute in its stead any other wholly-owned subsidiary of its corporate parent, and (iii) pledge or grant an interest in its right to receive payments and distributions under this Agreement, in which event the General Partner shall continue to be the general partner of the Partnership.

    C. Subject to the provisions of Section 11.3, each Limited Partner hereby Consents pursuant to Section 6.1A to the admission as a successor General Partner of any Person meeting the requirements of Section 6.1A to whose admission as such at least a Majority-in-Interest of the Limited Partners has expressly approved, and no further express Consent or approval shall be required.

    D. Notwithstanding anything to the contrary in this Article Six, the General Partner's Interest shall at all times be subject to any restrictions on transfer imposed by Federal or state securities laws.

    E. Any withdrawal of the General Partner, or transfer or assignment of the General Partner's entire Interest shall occur immediately after the admission of a successor General Partner.

    Section 6.2  Admission of Successor General Partner

    The admission of any successor General Partner pursuant to Section 6.1 shall be effective only if and after the following conditions are satisfied:

        (i) this Agreement and the certificate of limited partnership of the Partnership shall be amended to reflect the admission of such Person as successor General Partner prior to the withdrawal of the withdrawing General Partner or the transfer of the withdrawing General Partner's Interest, pursuant to Section 6.1;

        (ii) the Interests of the Limited Partners shall not be affected by the admission of such successor General Partner;

        (iii) any Person designated as successor General Partner pursuant to Section 6.1 shall have satisfied the requirements of Section 10.2; and

        (iv) the withdrawing General Partner shall not have ceased to be General Partner because of its Incapacity.

    Any successor General Partner is hereby authorized to and shall continue the business of the Partnership.


    Section 6.3  Liability of a Withdrawn or Removed General Partner

    Any General Partner who shall withdraw or be Removed from the Partnership shall remain liable for any obligations and liabilities incurred by it as General Partner prior to the time such withdrawal or Removal shall have become effective, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal or Removal shall have become effective.


    Section 6.4  Incapacity of the General Partner

    In the event of the Incapacity of the General Partner, the Partnership shall be dissolved.

    Upon the Incapacity of the General Partner, the General Partner shall immediately cease to be General Partner and its General Partner's Interest, as such, shall continue only for the purpose of determining the amount, if any, that it is entitled to receive upon dissolution pursuant to Section 8.2. Any termination or Removal of a General Partner shall not affect any rights or liabilities of the Incapacitated or Removed General Partner that matured prior to such Incapacity or Removal.


    Section 6.5  Removal of the General Partner

    A. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-Interest of the Limited Partners of the power to Remove the General Partner will not impair the liability of the Limited Partners, then the power shall be vested in the Limited Partners to Remove the General Partner upon the Consent of a Majority-in-Interest of the Limited Partners, but the exercise of that power shall be subject to the conditions set forth in Section 11.3. The Removal of any General Partner pursuant to this Section 6.5 shall be without prejudice to the rights, if any, the Limited Partners may have against the General Partner for damages attributable to its negligence or misconduct or other breach of duty.

    B. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-Interest of the Limited Partners of the power to designate a successor General Partner will not impair the limited liability of the Limited Partners, then with the Consent of a Majority-in-Interest of the Limited Partners to the admission of a general partner, the Limited Partners may, subject to the provisions of
Section 6.2, at any time designate one or more Persons to be successors to the General Partner being Removed pursuant to Section 6.5. Any such Removal shall occur immediately after the admission of the successor General Partner.

    C. Upon the Removal of the General Partner (and failure to designate a successor General Partner) pursuant to Section 6.5A, the Partnership shall be dissolved.


    Section 6.6  Distributions  on  Withdrawal  or  Removal  of  the  General
Partner

    In the event the General Partner (i) exercises its right to withdraw from the Partnership in accordance with Section 6.1A or (ii) is Removed pursuant to Section 6.5, the withdrawing or Removed General Partner shall have its then existing Capital Account (to the extent not acquired by any successor) converted into a capital account of a Limited Partner.


                                ARTICLE SEVEN

               Transferability of a Limited Partner's Interest


    Section 7.1  Restrictions on Transfers of Interest

    A. Notwithstanding any other provisions of this Section 7.1, a sale, exchange, transfer or assignment of a Limited Partner's Interest may not be made if:

        (i) such sale, exchange, transfer or assignment, when added to the total of all other sales, exchanges, transfers or assignments of
    Interests  within   the  preceding  12   months,  would  result   in  the
    Partnership being  considered to  have terminated  within the meaning  of
    Section 708 of the Code;

        (ii) such sale, exchange, transfer or assignment would violate any U.S. securities laws, or any state securities or "blue sky" laws (including any investor suitability standards) applicable to the Partnership or the Interest to be sold, exchanged, transferred or assigned;

        (iii) such sale, exchange, transfer or assignment would cause the Partnership tolose itsstatus asapartnership forFederal incometaxpurposes;

        (iv) such sale, exchange, transfer or assignment would cause all or any portion of the Partnership's property to be deemed "tax-exempt use property" within the meaning of Section 168(j) of the Code; or

        (v) such sale, exchange, transfer or assignment would cause the Partnership to be classified as a publicly traded partnership within the meaning of Section 7704(b) of the Code.

    B. In no event shall all or any part of an Interest be assigned or transferred to an Incapacitated Person except by operation of law.

    C. Except as provided in Section 7.5B, no transfer or assignment by a Limited Partner of all or any part of his Interest may be made to any Person who (i) is not a Partner, (ii) is not a member of the immediate family of a Limited Partner or (iii) does not meet the requirements to become an Additional Limited Partner in accordance with the terms of the offering of Units contained in the Prospectus and this Agreement, as modified by the last sentence of this Section 7.1C; provided, however, no Limited Partner's Interest or any fraction thereof may be sold, assigned or transferred without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. For purposes of this Section 7.1C, the members of the immediate family of a Limited Partner consist of persons within the meaning of such phrase as is used in the definition of "employees' securities company" in the Investment Company Act of 1940, and include the Partner's spouse and children, including stepchildren and adopted children. With respect to the requirements referenced in clause (iii), the requirement as to compensation from Merrill Lynch & Co., Inc. shall be measured on the basis of the current annual salary and the bonus with respect to the most recently completed fiscal year.

    D. Subject to Section 7.1C, no purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown.

    E. No purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown, except for any sale, assignment or transfer (i) that consists of the entire Interest of the transferor or (ii) that occurs by operation of law.

    F. Each Limited Partner agrees that he will, upon request of the General Partner, execute such certificates or other documents and perform such acts as the General Partner deems appropriate after an assignment of an Interest by the Limited Partner to preserve the limited liability of the Limited Partners under the laws of any jurisdiction in which the Partnership is doing business. For purposes of this Section 7.1F, any transfer of an Interest, whether voluntary or by operation of law, shall be considered an assignment.

    G. Any sale, assignment or transfer of an Interest to a Person who makes a market in securities shall be void ab initio unless such Person shall certify to the General Partner that it has acquired such Interest solely for investment purposes and not for the purpose of resale.

    H. No purported sale, assignment or transfer by a transferor of an Interest will be recognized unless (1) the transferor shall have represented that such transfer (a) was effected through a broker-dealer or matching agent whose procedures with respect to the transfer of Units have been approved by the General Partner as not being incident to a public trading market and not through any other broker-dealer or matching agent or (b) otherwise was not effected through a broker-dealer or matching agent which makes a market in Interests or which provides a readily available, regular and ongoing opportunity to Limited Partners to sell or exchange their Interests through a public means of obtaining or providing information of offers to buy, sell or exchange Interests and (2) the General Partner determines that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in, as determined by the General Partner in its sole discretion, the Partnership's being classified as a publicly traded partnership.

    I. No purported sale, assignment or transfer of a Unit will be recognized if, after giving effect to such sale, assignment or transfer, the Partnership would not satisfy at least one of the safe harbors contained in Treasury regulation 1.7704-1 (the "Final PTP Regulations"). Without limiting the foregoing, no purported sale, assignment or transfer of a Unit will be recognized if such sale, assignment or transfer, together with all other such transfers during the same taxable year of the Partnership would result in either (i) the transfer of more than 2% of the Units (excluding excludable transfers and sales completed through a matching service which meets the requirements of the Final PTP Regulations) or (ii) the transfer and sale of more than 10% of the Units (excluding excludable transfers) completed through a matching service which meets the requirements of the Final PTP Regulations. For purposes of the limitations described in the preceding sentence, the following transfers ("excludable transfers") will be disregarded: (i) transfers in which the basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the
Code); (iv) the issuance of Units by or on behalf of the Partnership in exchange of cash, property or services; (v) distributions from a retirement plan qualified under Section 401(a) of the Code; and (vi) block transfers; and for purposes of the 2% limitation, there shall be disregarded transfers through a matching service subject to the 10% limitation described in the previous sentence. For purposes of the above limitations, the percentage of Units transferred during a taxable year shall equal the sum of the monthly percentage of Units transferred. The monthly percentage of Units transferred in any month shall be the percentage equal to a fraction the numerator of which is the number of Units transferred during such month and the denominator of which is the number of Units outstanding on the last day of such month, provided that the denominator shall not include Units owned by the General Partner or any Person related to the General Partner (within the meaning of Section 267(b) or 707(b)(1) of the Code). The term "block transfer" means the transfer by a Partner in one or more transactions during any thirty calendar day period of Units representing in the aggregate more than 2% of the total Interests in Partnership capital or profits.

    J. Any purported assignment of an Interest which is not made in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

    K. The General Partner may reasonably interpret, and is hereby authorized to take such action as it deems necessary or desirable to effect, the foregoing provisions of this Section 7.1. The General Partner may, in its reasonable discretion, amend the provisions of this Section 7.1 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the tax status of the Partnership.


    Section 7.2  Incapacity of Limited Partner

    If a Limited Partner dies, his executor, administrator or trustee, or, if he becomes an adjudicated incompetent, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing the estate of such Limited Partner, and such power as the Incapacitated Limited Partner possessed to assign all or any part of the Incapacitated Limited Partner's Interest and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner. In the event of death of a Limited Partner, but not in the event of bankruptcy or adjudication of incompetence, the deceased Limited Partner's Interest may be tendered to the General Partner within 90 days of receipt of the next Appraisal pursuant to Section 7.5.


    Section 7.3  Assignees

    A. The Partnership shall not recognize for any purpose any purported sale, assignment or transfer of all or any fraction of the Interest of a Limited Partner unless the provisions of Section 7.1A shall have been complied with and there shall have been filed with the Partnership a written and dated Notification of such sale, assignment or transfer, in form satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such Notification (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement, (ii) represents that such sale, assignment or transfer was made in accordance with all applicable laws and regulations and (iii) contains the purchaser's, assignee's or transferee's power of attorney identical to that provided in
Section 12.1. Any sale, assignment or transfer shall be recognized by the Partnership as effective as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the Partnership.

    B. Any Limited Partner who shall assign all of his Interest shall cease to be a Limited Partner as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the General Partner.

    C. A Person who is the assignee of all or any fraction of the Interest of a Limited Partner, but does not become a Substituted Limited Partner and desires to make a further assignment of such Interest, shall be subject to all the provisions of this Article Seven to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.


    Section 7.4  Substituted Limited Partners

    A. No Limited Partner shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of all or any portion of such Limited Partner's Interest as a Limited Partner in his place. Any such purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of an Interest shall be admitted to the Partnership as a Substituted Limited Partner only with the consent of the General Partner, which consent shall be granted or withheld in the sole and absolute discretion of the General Partner and may be arbitrarily withheld, and, if necessary, by an amendment of this Agreement executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such filing or recordation is necessary to qualify the Partnership to conduct business or to preserve the limited liability of the Limited Partners. The Limited Partners hereby consent to the admission of a Substituted Limited Partner whose admission has been consented to by the General Partner. Any such consent by the General Partner and the Limited Partners may be evidenced, if necessary, by the execution by the General Partner of an amendment to this Agreement on its behalf and on behalf of all Limited Partners pursuant to Section 12.1 evidencing the admission of such Person as a Limited Partner and the making of any filing required by law. The admission of a Substituted Limited Partner shall be recorded on the books and records of the Partnership.

    B. No Person shall become a Substituted Limited Partner until such Person shall have satisfied the requirements of Section 10.2; provided, however, that for the purpose of allocating Profits, Losses and Distributable Cash, a Person shall be treated as having become, and as appearing in the books and records of the Partnership as, a Limited Partner on such date as the sale, assignment or transfer to such Person was recognized by the Partnership pursuant to Section 7.3A.

    C. To the fullest extent permitted by law, each Limited Partner shall indemnify and hold harmless the Partnership, the General Partner and every Limited Partner who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to state facts made (or omitted to be made) by such Limited Partner in connection with any assignment, transfer, encumbrance or other disposition of all or any part of an Interest, or the admission of a Substituted Limited Partner to the Partnership, against expenses for which the Partnership or such other Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him in connection with such action, suit or proceeding.

    D. (1) Each Limited Partner represents and warrants that the information set forth on his Subscription Agreement is a true and correct statement of his total direct and indirect, within the meaning of Section 318 of the Code, holdings of stock of the General Partner or any of its Affiliates, as defined in Section 1504(a) of the Code. No Person shall be accepted as a Limited Partner if the admission of such Person would cause the Limited Partner to own, directly or indirectly, more than 20% of the outstanding stock of the General Partner or any of its Affiliates as defined in Section 1504(a) of the Code.

        (2) Each Limited Partner further represents and warrants that the following statements are true: (i) if such Limited Partner is an individual, he is over 21 years of age; if such Limited Partner is a corporation, it is authorized and otherwise duly qualified to hold an Interest in the Partnership; (ii) he has thoroughly read the Prospectus and this Agreement and understands the nature of the risks involved in the proposed investment;
(iii) he is experienced in investment and business matters; (iv) in the case of an employee of Merrill Lynch & Co., Inc. or its subsidiaries he has a current annual salary in an amount which, together with bonus received from Merrill Lynch & Co., Inc. or its subsidiaries in respect of 1996, equals at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from Merrill Lynch & Co., Inc. or its subsidiaries of at least $100,000 and the aggregate amount of Units he will invest in will not exceed an amount that would result in the price of such Units exceeding 15% of his cash compensation from Merrill Lynch & Co., Inc. or its subsidiaries with respect to the most recent calendar year on an annualized basis unless he either (x) has a net worth, individually or jointly with his spouse, in excess of $1,000,000 at the time of purchase of the Units or (y) had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current calendar year, or in the case of non-employee directors of Merrill Lynch & Co., Inc., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000; (v) he recognizes that the Partnership is newly organized and has no history of operations or earnings and is subject to speculative risks; (vi) he understands that the transferability of his Interest(s) in the Partnership is restricted pursuant to the provisions of this Agreement and that he cannot expect to be able to liquidate his investment readily in case of emergency; and (vii) unless otherwise indicated in his Subscription Agreement, he is the sole party in interest in his Interest and, as such, is vested with all legal and equitable rights in such Interests. Investors will be required to represent in writing in the Subscription Agreement that they meet all applicable requirements and satisfy any more restrictive suitability requirements imposed by applicable Blue Sky laws.

    Section 7.5 Acquisition of Certain Limited Partners' Interests by the General Partner or the Partnership

    A. The General Partner shall purchase from its own funds for its own account, or cause to be purchased by the Partnership, from the Partnership's funds for the Partnership's account, any Limited Partner's Interest tendered to it pursuant to Section 7.2. The purchase price shall be the value of such Interest determined at the next annual Valuation Date less any distribution paid in respect of such Interest subsequent to such Valuation Date.

    B. The Partnership may, but is not obliged to, purchase from the Partnership's funds for the Partnership's account any Interest tendered to the General Partner pursuant to Section 7.2 if such purchase is in the best interests of the Partnership.

    C.  If  the General  Partner  purchases  any  Interest pursuant  to  this
Section 7.5 for its own account and not for the account of the Partnership, the General Partner shall be entitled to the rights of an assignee of such Interest and be entitled to vote such Interest as if it were a Substituted Limited Partner or be admitted as a Substituted Limited Partner. The General Partner may sell any Interest acquired by it under the provisions of this
Section 7.5 on such terms as are acceptable to it, and if the purchaser of such Interests is not a Partner of this Partnership, he will be entitled to be admitted to the Partnership as a Substituted Limited Partner with respect to such Interest. The effective date of any such sale shall be the date on which payment has been made by the purchaser of such Interest.


                                ARTICLE EIGHT

                         Dissolution, Liquidation and
                        Termination of the Partnership


    Section 8.1  Events Causing Dissolution

    A. Except as provided in Section 8.1(B), the Partnership shall be dissolved and its affairs shall be wound up upon the happening of any of the following events:

        (i)  the expiration of its term;

        (ii)     the Incapacity of the General Partner;

       (iii) the Removal of the General Partner and the failure to designate a successor;

        (iv) the Sale or other disposition at one time of all or substantially all of the Partnership's assets;

        (v) the election to dissolve the Partnership prior to January 1, 2003 by the General Partner with the Consent of a Majority-in-Interest of the Limited Partners, which Consent shall be subject to Article Eleven;

        (vi) the election to dissolve the Partnership by the General Partner at any time after January 1, 2003; or

       (vii)     the   withdrawal  of   the  General   Partner   without  the
    designation of a successor General Partner under Section 6.1.

    The occurrence of any event described in Sections 17-402(a)(4) or 17-402(a)(5) of the Act (other than an event that would cause the Incapacity of the General Partner) shall not cause the General Partner to cease to be a General Partner of the Partnership or cause the Partnership to dissolve.

    B.   Upon  the happening  of an  event described  in  Section 8.1(A)(ii),
(iii) or (vii), the Partnership shall not be dissolved if, at the time of the occurrence of such event there is at least one other General Partner, or within ninety (90) days after the occurrence of such an event, all remaining partners agree to continue the business of the Partnership and to the appointment, effective as of the date of such event, of one or more successor General Partners.

    C. The Incapacity of any Limited Partner shall not dissolve the Partnership and the seizure of the Interest of any Partner shall not dissolve the Partnership. Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's certificate of limited partnership has been cancelled and the assets of the Partnership have been distributed as provided in Section 8.2.

    Section 8.2  Liquidation

    A. Upon dissolution of the Partnership, its liabilities shall be paid in the order provided herein. The General Partner shall cause Partnership property to be sold in such manner as it, in its sole discretion, shall determine in an effort to obtain the best price for such property. In order for the Partnership to obtain a reasonable price for any Partnership investments which are illiquid, the General Partner may, to the extent permitted by applicable law, purchase from the Partnership any Partnership investments upon which there are significant restrictions as to transferability or for which a fair market price is not readily obtainable. Payment of the fair market value of any such investment as established by the annual Appraisal made in accordance with Section 9.4, adjusted for any distributions or other significant events subsequent to the Valuation Date, shall be deemed fair and reasonable and not a violation of any General Partner's duty to the Partnership. Pending Sale of Partnership property, the General Partner shall have the right to continue to operate and otherwise deal with Partnership property. In the event that the General Partner has been Removed and a successor General Partner has not been designated, the Limited Partners shall elect, in accordance with the provisions of Article Eleven, a Person to perform the functions of the General Partner in liquidating the assets of the Partnership and in winding up its affairs.

    B. Profits and Losses arising from Sales upon liquidation shall be allocated as follows:

        (i) Profits shall be allocated (a) first, to the Partners in amounts equal to the negative balances, if any, in their respective Capital Accounts, without giving effect to any cash distributions arising from Sales at liquidation; (b) second, to the General Partner up to the amount of the Capital Contributions of the General Partner made to the Partnership during its term under Section 3.1B in excess of 1% of the Limited Partners' Capital Contributions, but not to exceed the amount of assets payable to the General Partner under Section 8.2C(ii); and (c) third, all remaining Profits, 99% to the Limited Partners and 1% to the General Partner.

        (ii) Losses shall be allocated 99% to the Limited Partners and 1% to the General Partner.

    C.    In   settling  accounts  after  dissolution,  the  assets   of  the
Partnership shall be paid out in the following order:

        (i)    first,  to any  creditors  (including  any creditor  who  is a
    Partner), in the order of priority as provided by law or the establishment of reasonable reserves for the payment of obligations to creditors;

        (ii) second, to each Partner in an amount equivalent to the positive amount of his Capital Account on the date of distribution, after giving effect to any allocation of Profits or Losses arising from Sales on liquidation; and

       (iii) third, the balance, 99% to the Limited Partners and 1% to the General Partner.

    D. In the event that following the final dissolution under Section 8.2C, the General Partner has a deficit balance in its Capital Account balance, the General Partner shall contribute cash to the Partnership necessary to eliminate said deficit balance.


                                 ARTICLE NINE

                  Books and Records; Accounting; Appraisal;


                             Tax Elections; Etc.


    Section 9.1  Books and Records

    The books and records of the Partnership, including information relating to the sale by the General Partner or any of its Affiliates of securities, property, goods or services to the Partnership, and a list of the name, residence, business or mailing address and Interest of each Limited Partner, shall be maintained by the General Partner at the office of the Partnership or of the General Partner and shall, for any purpose, other than commercial purposes, reasonably related to a Limited Partner's Interest as a limited partner, be available for examination there by any Limited Partner or his duly authorized representative at any and all reasonable times. Any Limited Partner, or his duly authorized representatives, upon paying the costs of collection, duplication and mailing, for any purpose reasonably related to a Limited Partner's Interest as a limited partner, shall be entitled to a copy of the list of name, residence, business or mailing address and Interest of each Limited Partner. Such information shall be used for Partnership purposes only. The Partnership may maintain such other books and records and may provide such financial or other statements as the General Partner in its discretion deems advisable.


    Section 9.2  Accounting Basis for Tax and Reporting Purposes; Fiscal Year

    The books and records, and the financial statements and reports of the Partnership, both for tax and financial reporting purposes, shall be kept on an accrual basis. The Fiscal Year of the Partnership for both tax and financial reporting purposes shall be the calendar year.


    Section 9.3  Bank Accounts

    The General Partner shall maintain the Partnership Account and withdrawals shall be made only in the regular course of the Partnership business on such signature or signatures as the General Partner may determine. Temporary investments of the type permitted by Section 4.1A(ix) are deemed activities in the ordinary course of Partnership business.


    Section 9.4  Appraisal

    Beginning December 31, 1997, and as of December 31, of each succeeding year thereafter (the "Valuation Date"), the General Partner will make or have made an appraisal of all of the assets of the Partnership as of the Valuation Date (the "Appraisal"). The Appraisal of the Partnerships assets may be by independent third parties appointed by the General Partner and deemed qualified by the General Partner to render an opinion as to the value of Partnership assets, using such methods and considering such information relating to the investments, assets and liabilities of the Partnership as such Persons may deem appropriate, but in the case of an event subsequent to the Valuation Date materially affecting the value of any Partnership asset or investment, the General Partner may revise the Appraisal as it, in its good faith and sole discretion, deems appropriate. For purposes of the Appraisal to be made on December 31, 1997, the General Partner may use the purchase price of Partnership assets as the value of such assets.

    Section 9.5  Reports

    Within 75 days after the end of each Fiscal Year or as soon as practicable thereafter, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended (i) a statement (which shall be audited by the Auditors) showing the Distributable Cash (or assets distributed in kind) distributed in respect of such year;
(ii) such tax information as shall be necessary for the preparation by such Limited Partner of his Federal and state income tax returns; and (iii) a report of the investment activities of the Partnership during such year. Within 120 days after the end of each Fiscal Year, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended Partnership financial statements audited by the Auditors and a copy of the Appraisal. Within 45 days after the end of each quarter of a Fiscal Year the General Partner shall send to the Partnership a certificate itemizing the Partnership expenses it has paid during such quarter. The General Partner shall not be required to deliver or mail a copy of the certificate of limited partnership of the Partnership or any amendment thereof to the Limited Partners.

    Section 9.6  Elections

    The General Partner may cause the Partnership to make all elections required or permitted to be made by the Partnership under the Code and not otherwise expressly provided for in this Agreement, in the manner that the General Partner believes will be most advantageous to individual Limited Partners who (i) are married and filing joint Federal income tax returns,
(ii) are not "dealers" for Federal income tax purposes, and (iii) have income at least part of which, without giving effect to any additional tax on preference items, is subject to Federal income taxation at the then highest marginal tax rate for persons set forth in (i).


                                 ARTICLE TEN

                                  Amendments


    Section 10.1  Proposal and Adoption of Amendments Generally

    A. Amendments to this Agreement to reflect the addition or substitution of a Limited Partner, the admission of a successor General Partner or the withdrawal of the General Partner, shall be made at the time and in the manner referred to in Section 10.2. Any other amendment to this Agreement may be proposed by the General Partner or by 10% in Interest of the Limited Partners. The Partner or Partners proposing such amendment shall submit (a) the text of such amendment, (b) a statement of the purpose of such amendment, and (c) an opinion of counsel obtained by the Partner or Partners proposing such amendment to the effect that such amendment is permitted by the Act and the laws of any other jurisdiction where the Partnership is qualified to do business, will not impair the liability of the Limited Partner and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes. The General Partner shall, within 20 days after receipt of any proposal under this Section 10.1A, give Notification to all Partners of such proposed amendment, of such statement of purpose and of such opinion of counsel, together, in the case of an amendment proposed by Limited Partners, with the views, if any, of the General Partner with respect to such proposed amendment.

    B.  Amendments of this Agreement shall be adopted if:

        (i) in the case of amendments referred to in Sections 10.2A and 10.2B, the conditions specified in Sections 6.1 and 6.2 shall have been satisfactorily completed;

        (ii) in the case of amendments referred to in Section 10.2C, the conditions specified in Section 7.4 shall have been satisfactorily completed; or

       (iii)  in  the case of  all amendments, subject  to the provisions  of
    Section 11.3, such amendment shall have been Consented to by a Majority-in-Interest of the Limited Partners; provided, however, that no such amendment may:

        (a) enlarge the obligations of any Partner under this Agreement or convert the Interest of any Limited Partner into the Interest of a General Partner or modify the liability of any Limited Partner without the Consent of such Partner;

        (b) modify the method provided in Article Five of determining, allocating or distributing, as the case may be, Profits and Losses and Distributable Cash without the Consent of each Partner adversely affected by such modification;

        (c)  amend Sections  6.1 or  6.2 without  the Consent  of the  General
             Partner;

        (d) amend Section 4.3C, this Article Ten or Section 11.3 without the Consent of all the Partners; or

        (e) allow additional contributions of capital by some or all of the Limited Partners without the Consent of the General Partner and a Majority-in-Interest of the Limited Partners.

    C. Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the General Partner and the Limited Partners and, if required by the Act, an amendment to the certificate of limited partnership of the Partnership shall be filed or recorded in the proper records of the State and of each jurisdiction in which filing or recordation is necessary for the Partnership to conduct business or to preserve the limited liability of the Limited Partners. Each Limited Partner hereby irrevocably appoints and constitutes the General Partner as his agent and attorney-in-fact to execute, file, and record any and all such amendments including, without limitation, amendments to admit Limited Partners and to increase or decrease the amount of the contribution to the Partnership of any Partner. The power of attorney given herewith is irrevocable, is coupled with an interest and shall survive and not be affected by the subsequent Incapacity of any Limited Partner granting it.

    D. Notwithstanding anything to the contrary contained herein, the General Partner may, without prior notice or Consent of any Limited Partner, amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partners.


    Section 10.2  Amendments on Admission or Withdrawal of Partners

    A. If this Agreement shall be amended to reflect the admission of a General Partner, the amendment to this Agreement and to the certificate of limited partnership of the Partnership shall be adopted, executed and filed as required by the Act and this Agreement.

    B. If this Agreement shall be amended to reflect the withdrawal or Removal of the General Partner and the continuation of the business of the Partnership, the amendment to this Agreement and to the certificate of limited partnership shall be adopted, executed and filed as required by the Act and this Agreement.

    C. No Person shall become a Partner unless such Person shall have become a party to, and adopted all of the terms and conditions of, this Agreement, and except for the Initial Limited Partner or an Additional Limited Partner, paid any reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with such Person's becoming a Partner elected to be so charged in the General Partner's discretion.

                                ARTICLE ELEVEN

                        Consents, Voting and Meetings

    Section 11.1  Method of Giving Consent

    Any Consent required by this Agreement may be given as follows:

        (i) by a written Consent given by the approving Partner at or prior to the date set by the General Partner for the delivery of the Consent, provided that such Consent shall not have been nullified by either (a) Notification to the General Partner by the approving Partner at or prior to the time of, or the negative vote by such approving Partner at, any meeting held to consider the doing of such act or thing, or (b) Notification to the General Partner by the approving Partner prior to the date set by the General Partner for the delivery of the Consent with respect to actions the doing of which is not subject to approval at such meeting; or

        (ii) by the affirmative vote by the approving Partner to the doing of the act or thing for which the Consent is solicited at any meeting called and held pursuant to Section 11.2 to consider the doing of such act or thing.


    Section 11.2  Meetings of Partners

    The termination of the Partnership and any other matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification thereof shall have been given by the General Partner to all Partners. Such Notification (i) may be given by the General Partner, in its discretion, at any time and (ii) shall be given by the General Partner within 15 days after receipt by the General Partner of a request for such a meeting made by 10% in Interest of the Limited Partners. Such meeting shall be held within or outside the State at such reasonable place as shall be specified by the General Partner if Notification of such meeting is given pursuant to this Section 11.2.


    Section 11.3  Limitations on Requirements for Consents

    Notwithstanding the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) and 10.1B, as the case may be,

        (i) the provision of Section 4.3C(i) requiring the Consent of a Majority-in-Interest of the Limited Partners to the sale or other disposition at any one time of all or substantially all of the assets of the Partnership shall be void and the General Partner shall have authority to sell or dispose at any one time all or substantially all of the assets of the Partnership;

        (ii) the provisions of Section 4.3C(ii) and 8.1(v) permitting the General Partner to dissolve the Partnership prior to January 1, 2003 with the Consent of the Majority-in-Interest of the Limited Partners shall be void and the General Partner shall have the authority to dissolve the Partnership at any time without the Consent of the Limited Partners;

       (iii) the provisions of Section 4.3C(iii) through (ix) requiring the Consent of a Majority-in-Interest of the Limited Partners as to the taking of certain actions by the General Partner shall be void and the General Partner may take such actions on behalf of the Partnership if not prohibited by the Investment Company Act of 1940;

        (iv) the provisions of Sections 6.1A(iv) and 6.1C permitting the giving of the Consent of the Limited Partners by the express Consent of a Majority-in-Interest of the Limited Partners shall be void;

        (v) the power granted pursuant to the provisions of Section 6.5A and 6.5B to Remove the General Partner and designate a successor General Partner upon the Consent of a Majority-in-Interest of the Limited Partners may not be exercised; and

        (vi) the provisions of Section 10.1B(iii) relating to the amendment of this Agreement by or upon the Consent of a Majority-in-Interest of the Limited Partners shall be void;

unless at the time of the giving or withholding of the Consent pursuant to the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) or 10.1B, as the case may be, counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners shall have delivered to the Partnership an opinion to the effect that the giving or withholding of the Consent is permitted by the Act, will not impair the limited liability of the Limited Partners and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes.

    Section 11.4  Submissions to Limited Partners

    The General Partner shall give all the Limited Partners Notification of any proposal or other matters required by any provisions of this Agreement or by law to be submitted for the consideration and approval of the Limited Partners. Such Notification shall include any information required by the relevant provision of this Agreement or by law.


                                ARTICLE TWELVE

                           Miscellaneous Provisions


    Section 12.1  Appointment of the General Partner as Attorney-in-Fact

    A. Each Limited Partner, by his execution hereof, hereby makes, constitutes and appoints the General Partner and each of its officers his true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his name, place and stead to make, execute, sign, acknowledge, swear to, record and file, on behalf of him and on behalf of the Partnership, such documents, instruments and conveyances that may be necessary or appropriate to carry out the provisions or purposes of this Agreement, including, without limitation:

          (i) this Agreement and the certificate of limited partnership of the Partnership and all amendments to this Agreement and the certificate of limited partnership of the Partnership required or permitted by law or the provisions of this Agreement including, without limitation, such certificates, agreements and amendments thereto relating to the admission to the Partnership of Partners and the increase or decrease of the amount of the Capital Contributions of any Partner;

        (ii) all certificates and other instruments deemed advisable by the General Partner to carry out the provisions of this Agreement or to permit the Partnership to become or to continue as a limited partnership or partnership wherein the Limited Partners have limited liability in any jurisdiction where the Partnership may be doing business;

       (iii) all instruments that the General Partner deems appropriate to reflect a change or modification of this Agreement, in accordance with this Agreement, including, without limitation, the substitution of assignees as Substituted Limited Partners pursuant to Sections 7.4 and 10.2C and, if required, the filing of certificates to effect the same;

        (iv)    all  conveyances  and  other  instruments  or  papers  deemed
    advisable   by  the  General  Partner  to   effect  the  dissolution  and
    termination of the Partnership, including a certificate of cancellation;

          (v) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership;

        (vi) all instruments or papers required by law to be filed in connection with the issuance of limited partnership interests senior to the Units;

       (vii) all other instruments or papers which may be required or permitted by law to be filed on behalf of the Partnership; and

      (viii) all instruments and filings required by Section 6111 of the Code ("Registration of Tax Shelters") and Section 6112 of the Code relating to maintenance of lists of investors in tax shelters.

    B.  The foregoing power of attorney:

          (i) is coupled with an interest, shall be irrevocable, shall not be affected by and shall survive the subsequent Incapacity of each Limited Partner;

        (ii) may be exercised by the General Partner either by signing separately or jointly as attorney-in- fact for each or all Limited Partner(s) or, with or without listing all of the Limited Partners executing an instrument, by a single signature of the General Partner acting as attorney-in-fact for all of them; and

       (iii) shall survive the delivery of an assignment by a Limited Partner of the whole of his Interest; except that, where the assignee of the whole of such Limited Partner's Interests has been approved by the General Partner for admission to the Partnership as a Substituted Limited Partner, the power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution.

    C. Each Limited Partner shall execute and deliver to the General Partner within five days after receipt of the General Partner's request therefor such further designations, powers-of-attorney and other instruments as the General Partner deems necessary or appropriate to carry out the terms of this Agreement.


    Section 12.2  Notification to the Partnership or the General Partner

    Any notification to the Partnership or the General Partner shall be sent to the principal office of the Partnership.


    Section 12.3  Binding Provisions

    The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, permitted successors and assigns of the respective parties hereto.


    Section 12.4  Applicable Law

    This Agreement shall be construed and enforced in accordance with the laws of the State.


    Section 12.5  Counterparts

    This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that not all the parties have signed the same counterpart except that no counterpart shall be binding unless signed by the General Partner. The General Partner may execute any document by facsimile signature of a duly authorized officer.


    Section 12.6  Separability of Provisions

    If for any reason any provisions hereof that are not material to the purposes or business of the Partnership or the Limited Partners' Interests are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.


    Section 12.7  Entire Agreement

    This Agreement constitutes the entire agreement among the parties. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth therein.


    Section 12.8  Headings

    The headings in this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 KECALP INC.
                                 General Partner

                                 By: ____________________________

                                 Attest:


                                 By:  ______________________
                                      Secretary

                                 Withdrawing and Initial Limited Partner

                                 _______________________________________
                                      Robert F. Tully

                                 LIMITED PARTNERS

                                 All Limited  Partners now and  hereafter
                                 admitted  as  limited  partners  to  the
                                 Partnership,   pursuant  to   Powers  of
                                 Attorney now and hereafter executed in favor of, and delivered to, the General Partner.

                                 By: KECALP Inc.

                                 By: ______________________________________



                                                                    EXHIBIT B


                            SUBSCRIPTION AGREEMENT


                        MERRILL LYNCH KECALP L.P. 1997


KECALP Inc., General Partner of
Merrill Lynch KECALP L.P. 1997
South Tower
World Financial Center
225 Liberty Street
New York, New York 10080-6123

Gentlemen:

    By signing the Limited Partner Signature Page and Power of Attorney attached hereto, the undersigned hereby applies for the purchase of the number of limited partner interests (the "Units"), set forth below, in Merrill Lynch KECALP L.P. 1997, a Delaware limited partnership (the "Partnership"), at a price of $1,000 per Unit (minimum purchase of five Units), and authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated to debit his securities account in the amount set forth below for such Units. The undersigned understands that such funds will be held by The Bank of New York, as Escrow Agent, and will be returned promptly in the event that 40,000 Units of the Units offered by the Prospectus are not subscribed for by the Offering Termination Date (as defined in the Prospectus). The undersigned hereby acknowledges receipt of a copy of the Prospectus, as well as the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership attached to the Prospectus as Exhibit A, and hereby specifically accepts and adopts each and every provision of, and executes, the Partnership Agreement and agrees to be bound thereby.

    The undersigned hereby represents and warrants to you as follows:

    1. The undersigned has carefully read the Prospectus and has relied solely on the Prospectus and investigation made by the undersigned or his or her representatives in making the decision to invest in the Partnership.

    2. The undersigned is aware that investment in the Units involves certain risk factors and has carefully read and considered the matters set forth under the captions "Investment Objective and Policies", "Conflicts of Interest", "Risk and Other Important Factors" and "Tax Aspects of Investment in the Partnership" in the Prospectus.

    3. The undersigned is 21 years of age or over, has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment.

    4. The undersigned represents that he or she (i) in the case of an employee of Merrill Lynch & Co., Inc. ("ML & Co.") or its subsidiaries, receives a current annual salary which, together with bonus received from ML & Co. or its subsidiaries in respect of 1996, equals at least $100,000; or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000 or (ii) in the case of a non-employee director of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000.

    5. The undersigned represents that the amount of Units to be purchased hereby (i) in the case of an employee of ML & Co. or its subsidiaries, does not exceed an amount that would result in the price of such Units exceeding either (a) 15% of the employee's cash compensation from ML & Co. or its subsidiaries received in respect of 1996 on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1995 and 1996 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same income level in 1997 or (b) 75% of his compensation received in respect of 1996 on an annualized basis, provided that the employee meets the standards of (x) or (y) above; or (ii) in the case of a non-employee director of ML & Co., does not exceed an amount equal to two times the director's fees (including committee fees, but not including reimbursements of expenses) received from ML & Co. during 1996.

    6. The undersigned represents and warrants that the statements contained in Section 7.4D of the Partnership Agreement are true insofar as they relate to the undersigned:

    The undersigned understands and recognizes that:

        (a) The subscription may be accepted or rejected in whole or in part by the General Partner in its sole and absolute discretion, except that, if this subscription is to be accepted in part only, it shall not be reduced to an amount less than $5,000.

        (b)    No   Federal  or  state  agency   has  made  any  finding   or
    determination  as  to  the  fairness  for  public   investment,  nor  any
    recommendation or endorsement, of the Units.

        (c) There are restrictions on the transferability of the Units, there will be no public market for Units, and accordingly, it may not be possible for the undersigned readily, if at all, to liquidate his or her investment in the Partnership in case of an emergency.

        (d) Prior to any contrary notification to the General Partner by the undersigned, the undersigned hereby authorizes all cash distributions to be made by the Partnership to the undersigned as a Limited Partner to be credited to the undersigned's securities account at Merrill Lynch, Pierce, Fenner & Smith Incorporated as specified in the Signature Page and Power of Attorney attached hereto.

    The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and that such subscription and agreements shall survive the disability of the undersigned.

    This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

    In Witness Whereof, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Limited Partner Signature Page and Power of Attorney attached hereto on the date therein indicated.

                     INSTRUCTIONS FOR PURCHASERS OF UNITS

    Any person desiring to subscribe for Units should carefully read and review the Prospectus and, if he or she desires to subscribe for Units in the Partnership, complete the following steps:

    1. Complete, date and execute the Limited Partner Signature Page and Power of Attorney (sent with Prospectus, on green paper).

    2.  Use  the  sample  that  follows,  to  assist  you   in  the  accurate
completion of the Signature Page.

    3. Indicate in the four boxes provided the number of Units you would like to purchase (minimum 5 Units). If this amount is in excess of 250 Units, your subscription will be entered initially for 250 Units and, if the offering is not fully subscribed at the offering termination date, you will receive as many of the Units you have requested as are available on a pro rata basis based on the amount of Units available subject to the limitations described in the Prospectus.

    4. Direct Investment Services will, if your subscription is accepted by the Partnership (which will not occur prior to August 15, 1997), enter and execute an order. An execution wire will be generated to your branch office and a trade confirmation will be made to you. Settlement date will be three
(3) business days following execution.

    Your MLPF&S Securities Account will be debited in the amount of $1,000 for each Unit that you purchase.

    5. Cancellations and quantity reductions are difficult to handle after an investor has been accepted and the funds placed in escrow. Nonetheless, if you wish to cancel, contact Andrew Kaufman at (212) 236-7302.

                        MERRILL LYNCH KECALP L.P. 1997
             LIMITED PARTNER SIGNATURE PAGE AND POWER OF ATTORNEY

    The undersigned, desiring to become a Limited Partner of Merrill Lynch KECALP L.P. 1997 (the "Partnership"), pursuant to Section 3.3 or 7.4 of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), a form of which is included as Exhibit A to the Prospectus of the Partnership dated June 11, 1997 (the "Prospectus"), hereby executes, and agrees to all of the terms of, the Partnership Agreement of the Partnership and agrees to be bound by the terms and provisions thereof. The undersigned further, by executing this Limited Partner Signature Page and Power of Attorney, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement included as Exhibit B to the Prospectus. The undersigned further irrevocably constitutes and appoints KECALP Inc., the General Partner of the Partnership, and its successors and assigns with full power of substitution, the true and lawful attorney for the undersigned and in the name, place and stead of the undersigned to make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments which may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Partnership Agreement, including, without limitation, the Partnership Agreement, the certificate of limited partnership of the Partnership and any amendment or amendments thereto, including, without limitation, amendments thereof for the purpose of increasing or decreasing the capital contribution of any partner and adding and deleting the undersigned and others as the partners in the Partnership, as contemplated by the Partnership Agreement (which amendment(s) the undersigned hereby joins in and executes, hereby authorizing his Limited Partner Signature Page and Power of Attorney to be attached, if required, to any such amendment) and of otherwise amending the Partnership Agreement from time to time, or cancelling the same. The power of attorney hereby granted shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the subsequent death, disability, incapacity or insolvency of the undersigned or any delivery by the undersigned of an assignment of the whole or any portion of the interest of the undersigned. The place of residence of the undersigned is as shown below.



                      ALL INFORMATION MUST BE COMPLETED

           Signature of Limited Partner:
                                        ------------------------------------

# of Units applied for (whole Units only)    25   x $1,000. = Dollar Amount
                                          -------
to be debited from account listed below

                                 $ 25,000
                                -----------

Does purchase price of Units applied for exceed 15% of your Merrill Lynch
compensation in respect of 1996?       Yes  /X/   No  / /

If so, do you satisfy either of the exceptions specified under "Maximum Purchase by Qualified Investors" on page 50 of the Prospectus?
Yes /X/   No  / /

Limited Partner Name:      SMITH
                        -------------------------------------------
(Please Print or Type)  Last Name

                           JAMES                            Q
                        -------------------------------------------
                        First Name                          MI

Social Security/Indiv. Taxpayer ID        ML Account          ML Employee
Number                                    Number              Number
123-45-6789                               100-99200           98765
-------------                             ------------        ---------

Name:    JAMES Q. SMITH
         -----------------------------------------

Home
Address:       225 LIBERTY STREET
           ---------------------------------------
               APT. 2F            BUILDING #4
           ---------------------------------------

City:    NEW YORK       State:    NY      Zip Code:    10080-6123
      ------------               -----                -----------

Mailing Address:  (If different from home address)

Address:
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          -----------------------------------------------------------------
City:                           State:               Zip Code:

-------------------             -------              -------------


Residence State if different from above:
                                          ---------

Home                              Office
Telephone:    212-236-7323        Telephone:       212-236-7303
            -----------------                  ------------------

Fax:    212-236-7364
      -----------------

Are you an active Financial Consultant?  Yes /X/   No  / /

Branch Office #   000   and F.C. #    00000
                 -----              ----------

U.S. Citizen?  Yes  /X/   No  / /
If No, What Country or State are you a Citizen of?

---------------------------------

Resident alien  / /     Non-resident alien  / /
(If non-resident alien, please submit Form W-8)



                     (THIS PAGE INTENTIONALLY LEFT BLANK)




                TABLE OF CONTENTS

                                                                      250,000 UNITS OF
                                            Page                    LIMITED PARTNERSHIP
                                                                          INTEREST
Investor Suitability Standards  . . . . . . .  2
Summary of the Offering . . . . . . . . . . .  3
Partnership Expenses  . . . . . . . . . . . .  7
Conflicts of Interest . . . . . . . . . . . .  7
Fiduciary Responsibility of the
  General Partner . . . . . . . . . . . . . .  9
Risk and Other Important Factors  . . . . . .  9
Compensation and Fees . . . . . . . . . . .   14
The Partnership . . . . . . . . . . . . . .   15                       MERRILL LYNCH
The General Partner and Its Affiliates  . .   16                        KECALP L.P.
Investment Objective and Policies . . . . .   27                            1997
Tax Aspects of Investment in the Partnership  34
Summary of the Partnership Agreement  . . .   47
Offering and Sale of Units  . . . . . . . .   49
Transferability of Units  . . . . . . . . .   51
Reports . . . . . . . . . . . . . . . . . .   53
Experts . . . . . . . . . . . . . . . . . .   53
Legal Matters . . . . . . . . . . . . . . .   54
Exemptions from the Investment
  Company Act of 1940 . . . . . . . . . . .   54
Additional Information  . . . . . . . . . .   55
Index to Financial Statements . . . . . . .   56



Form of Amended and Restated Agreement
  of Limited Partnership  . . . . . . . .  Ex. A                       JUNE 11, 1997
Subscription Agreement  . . . . . . . . .  Ex. B

                                                                    MERRILL LYNCH & CO.
